UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-00945

                                             Virtus Equity Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                               Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                  Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Contrarian Value Fund

Virtus KAR Capital Growth Fund (f/k/a: Virtus Strategic Growth Fund)

Virtus KAR Global Quality Dividend Fund (f/k/a: Virtus Quality Large-Cap Value Fund)*

Virtus KAR Mid-Cap Core Fund (f/k/a: Virtus Mid-Cap Core Fund)

Virtus KAR Mid-Cap Growth Fund (f/k/a: Virtus Mid-Cap Growth Fund)

Virtus KAR Small-Cap Core Fund (f/k/a: Virtus Small-Cap Core Fund)

Virtus KAR Small-Cap Growth Fund (f/k/a: Virtus Small-Cap Sustainable Growth Fund)

Virtus KAR Small-Cap Value Fund (f/k/a: Virtus Quality Small-Cap Fund)

Virtus Rampart Enhanced Core Equity Fund (f/k/a: Virtus Enhanced Core Equity Fund)

Virtus Tactical Allocation Fund

March 31, 2017 TRUST NAME: VIRTUS EQUITY TRUST * Prospectus supplement applicable to this Fund appears at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Funds	Fund Summary	Schedule of Investments

Virtus Contrarian Value Fund (“Contrarian Value Fund”)	7	32
Virtus KAR Capital Growth Fund (“KAR Capital Growth Fund”) (f/k/a: “Strategic Growth Fund”)	9	33
Virtus KAR Global Quality Dividend Fund (“KAR Global Quality Dividend Fund”) (f/k/a: “Quality Large-Cap Value Fund”)	12	34
Virtus KAR Mid-Cap Core Fund (“KAR Mid-Cap Core Fund”) (f/k/a: “Mid-Cap Core Fund)	14	35
Virtus KAR Mid-Cap Growth Fund (“KAR Mid-Cap Growth Fund”) (f/k/a: “Mid-Cap Growth Fund”)	16	36
Virtus KAR Small-Cap Core Fund (“KAR Small-Cap Core Fund”) (f/k/a: “Small-Cap Core Fund”)	19	37
Virtus KAR Small-Cap Growth Fund (“KAR Small-Cap Growth Fund”) (f/k/a: “Small-Cap Sustainable Growth Fund)	21	38
Virtus KAR Small-Cap Value Fund (“KAR Small-Cap Value Fund”) (f/k/a: “Quality Small-Cap Fund”)	23	39
Virtus Rampart Enhanced Core Equity Fund (“Rampart Enhanced Core Equity Fund”) (f/k/a: “Enhanced Core Equity Fund)	26	40
Virtus Tactical Allocation Fund (“Tactical Allocation Fund”)	28	41
Statements of Assets and Liabilities		50
Statements of Operations		52
Statements of Changes in Net Assets		54
Financial Highlights		59
Notes to Financial Statements		66
Report of Independent Registered Public Accounting Firm		79
Tax Information Notice		80
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		81
Fund Management Tables		84

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds of Virtus Equity Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this report that reviews the performance of your fund for the 12 months ended March 31, 2017.

Global markets both started and ended the fiscal year on a strong note. At the front end of the period, stabilizing oil prices and the Federal Reserve’s (“the Fed’) softened stance on rate hikes sparked an equity rally that lasted into the summer of 2016. The U.K.’s “Brexit” decision in June, followed by the U.S. presidential election in November, triggered short-lived market selloffs, but calm was restored by better-than-expected corporate earnings and an improving global economic picture. As the fiscal year drew to a close, equity markets continued to benefit from the post-election “Trump bump.” The Fed raised interest rates twice in the last few months – once in December, and again in March – a clear signal that it believes the U.S. economy is on a growth path. At the same time, other major central banks remained committed to monetary stimulus, adding reassurance to global markets. U.S. growth, as evidenced by strong jobs, housing, and consumer spending data, gives investors reason for optimism. Corporate earnings got off to a strong start for the first quarter of 2017. The pro-growth policies of the new administration, if implemented, could have a continued positive impact on earnings and the markets.

For the 12 months, performance of U.S. large- and small-cap stocks surged, as measured by the 17.17% and 26.22% returns of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outpaced their developed peers, as the MSCI Emerging Markets Index (net) increased 17.22%, compared with the MSCI EAFE® Index (net), which returned 11.67%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On March 31, 2017, the benchmark 10-year U.S. Treasury yielded 2.40%, compared with 1.78% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, had a relatively flat return of 0.44% for the year, while non-investment grade bonds had a healthy return of 16.39%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

On behalf of our investment affiliates, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

May 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS EQUITY TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2016 TO MARCH 31, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Equity Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates a Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Contrarian Value Fund
Actual
Class A	$1,000.00	$1,046.60	1.42%	$7.25
Class C	1,000.00	1,042.60	2.18	11.10
Class I	1,000.00	1,047.80	1.17	5.97
Class R6	1,000.00	1,048.60	1.04	5.31
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.85	1.42	7.14
Class C	1,000.00	1,014.06	2.18	10.95
Class I	1,000.00	1,019.10	1.17	5.89
Class R6	1,000.00	1,019.75	1.04	5.24
KAR Capital Growth Fund
Actual
Class A	$1,000.00	$1,056.20	1.31%	$6.72
Class C	1,000.00	1,053.20	2.06	10.55
Class I	1,000.00	1,058.20	1.06	5.44
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	1.31	6.59
Class C	1,000.00	1,014.66	2.06	10.35
Class I	1,000.00	1,019.65	1.06	5.34
KAR Global Quality Dividend Fund
Actual
Class A	$1,000.00	$1,078.90	1.34%	$6.95
Class C	1,000.00	1,074.80	2.09	10.81
Class I	1,000.00	1,080.20	1.09	5.65
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.25	1.34	6.74
Class C	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	1,019.50	1.09	5.49
KAR Mid-Cap Core Fund
Actual
Class A	$1,000.00	$1,081.80	1.20%	$6.23
Class C	1,000.00	1,077.60	1.95	10.10
Class I	1,000.00	1,082.90	0.95	4.93
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.95	1.20	6.04
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.19	0.95	4.78
KAR Mid-Cap Growth Fund
Actual
Class A	$1,000.00	$1,066.10	1.39%	$7.16
Class C	1,000.00	1,062.20	2.14	11.00
Class I	1,000.00	1,067.90	1.14	5.88
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.00	1.39	6.99
Class C	1,000.00	1,014.26	2.14	10.75
Class I	1,000.00	1,019.25	1.14	5.74

VIRTUS EQUITY TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2016 TO MARCH 31, 2017

Expense Table
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During Period*
KAR Small-Cap Core Fund
Actual
Class A	$1,000.00	$1,126.00	1.35%	$7.16
Class C	1,000.00	1,121.90	2.10	11.11
Class I	1,000.00	1,127.50	1.10	5.83
Class R6	1,000.00	1,127.70	1.00	5.30
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.20	1.35	6.79
Class C	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,019.45	1.10	5.54
Class R6	1,000.00	1,019.95	1.00	5.04
KAR Small-Cap Growth Fund
Actual
Class A	$1,000.00	$1,102.60	1.50%	$7.86
Class C	1,000.00	1,098.30	2.25	11.77
Class I	1,000.00	1,104.30	1.25	6.56
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.45	1.50	7.54
Class C	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,018.70	1.25	6.29
KAR Small-Cap Value Fund
Actual
Class A	$1,000.00	$1,161.40	1.31%	$7.06
Class C	1,000.00	1,157.70	2.06	11.08
Class I	1,000.00	1,163.40	1.06	5.72
Class R6‡	1,000.00	1,215.80	0.98	4.31
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	1.31	6.59
Class C	1,000.00	1,014.66	2.06	10.35
Class I	1,000.00	1,019.65	1.06	5.34
Class R6‡	1,000.00	1,020.04	0.98	4.94
Rampart Enhanced Core Equity Fund
Actual
Class A	$1,000.00	$1,129.30	1.26%	$6.69
Class C	1,000.00	1,124.80	2.00	10.59
Class I	1,000.00	1,130.90	1.01	5.37
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.65	1.26	6.34
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,019.90	1.01	5.09
Tactical Allocation Fund
Actual
Class A	$1,000.00	$1,034.20	1.36%	$6.90
Class C	1,000.00	1,030.50	2.11	10.68
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.15	1.36	6.84
Class C	1,000.00	1,014.41	2.11	10.60

‡	November 7, 2016 is the date the class started accruing expenses. Expenses are equal to the Class’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (145 for actual and 182 for hypothetical) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to a Fund’s prospectus.

VIRTUS EQUITY TRUST

KEY INVESTMENT TERMS (Unaudited)

MARCH 31, 2017

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bank of Japan (BOJ)

One of the world’s major central banks, the Bank of Japan is responsible for issuing the country’s currency, managing monetary policy, and maintaining financial system stability.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

CBOE Volatility Index®

The CBOE Volatility Index® (“VIX®”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Department of Labor’s (DOL) Fiduciary Standard Rule

The Department of Labor (DOL) Fiduciary Rule, scheduled to be phased in beginning June 9, 2017, expands the “investment advice fiduciary” definition under the Employee Retirement Income Security Act (“ERISA”). The rule covers all financial professionals offering investment advice for retirement accounts and seeks to put their clients’ best interests ahead of their own profits. The rule has been hotly contested, and Labor Secretary Alexander Acosta has signaled that he is considering legal options to delay or stop implementation of the rule.

European Central Bank (ECB)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

European Union (EU)

The European Union (EU) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

VIRTUS EQUITY TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

MARCH 31, 2017

Global Quality Dividend Linked Benchmark

The Global Quality Dividend Linked Benchmark consists of the Russell Developed Large Cap Index (net), a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world, calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Global Quality Dividend Linked Benchmark prior to 2/1/2017 is that of the Russell 1000® Value Index.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries is an intergovernmental organization that currently has 12 member countries. The organization’s objective is to coordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS EQUITY TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

MARCH 31, 2017

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Growth Index

The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Value Index

The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

SPDR®

Represents shares of an open-end exchange-traded fund.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Tactical Allocation Fund Linked Benchmark

The Tactical Allocation Fund Linked Benchmark consists of 45% Russell 1000® Growth Index (a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies, calculated on a total return basis with dividends reinvested), 15% MSCI EAFE® Index (a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada, calculated on a total return basis with net dividends reinvested), and 40% Bloomberg Barclays U.S. Aggregate Bond Index (an index that measures the U.S. investment grade fixed rate bond market, calculated on a total return basis). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Tactical Allocation Fund Linked Benchmark prior to 9/7/2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

Contrarian Value Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: FMIVX C Share: FMICX I Share: PIMVX R6 Share: VMVRX

Portfolio Manager Commentary by Sasco Capital, Inc.

⬛	Contrarian Value Fund (the “Fund”) is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

⬛	For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 15.07%, Class C shares returned 14.22%, Class I shares returned 15.36% and Class R6 shares returned 15.51%. For the same period, the Russell Midcap® Value Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 19.82%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

The markets encountered two major surprises during the Fund’s fiscal year: Brexit, when the United Kingdom voted to leave the European Union, and the sweeping win by Donald Trump and the Republican Party in the U.S. elections. The first event was quickly shrugged off as the market continued to focus on low interest rates justifying high valuations, while the latter triggered a huge rally, setting a succession of new record highs before hitting a pause in March.

It was a period of immensely low volatility that started with markets favoring value stocks, and ended with a return to growth in favor and the technology sector regaining its leadership role, accounting for 30% of the return for the S&P 500® Index in the last quarter of the year. Financials enjoyed a very strong rally in the months following President Trump’s win, but traded lower thereafter. (Real estate equities were removed as a sub-sector of financials and started trading as an independent sector in September 2016.)

What factors affected the Fund’s performance during the fiscal year?

The Fund had a good year driven by a number of value-enhancing events in several positions. Relative performance was negatively impacted by the Fund’s historic style void in the financials and technology sectors, as these two sectors accounted for the lion’s share of the fiscal year return of the Fund’s benchmark, the Russell Midcap® Value Index. The Fund’s performance was buoyed by strong performance within its industrials, materials, and energy holdings, while its consumer discretionary holdings were pressured by negative sentiment surrounding the retail space in general.

Stocks that led performance were ONEOK (energy), FMC (materials), Devon (energy), Lamb Weston (consumer staples), and Republic Services (industrials). On the other side of the ledger, the two biggest stock detractors were Hertz Global, which was sold in the third fiscal quarter, and Target, which continues to face challenging headwinds as it undergoes operational restructuring.

The preceding information is the opinion of the portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Materials	27%
Industrials	26
Consumer Discretionary	12
Consumer Staples	11
Energy	10
Utilities	4
Real Estate	3
Other (includes securities lending collateral)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Contrarian Value Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	15.07%	7.07%	4.29%	—		—
Class A Shares at POP[3,4]	8.45	5.81	3.67	—		—
Class C Shares at NAV[2] and with CDSC[4]	14.22	6.27	3.51	—		—
Class I Shares at NAV[2]	15.36	7.33	—	7.08%		3/10/08
Class R6 Shares at NAV[2]	15.51	—	—	-0.09		11/12/14
Russell Midcap® Index*	17.03	13.09	7.94	—	[5]	—
Russell Midcap® Value Index*	19.82	14.07	7.47	—	[6]	—

Fund Expense Ratios7: A Shares: 1.41%; C Shares: 2.16%; I Shares: 1.16%; R6 Shares: 0.99%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 7.43% for Class R6 shares and 10.39% for Class I shares from the inception date of the respective share class.
[6]	The index returned 8.20% for Class R6 shares and 10.57% for Class I shares from the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.
*	The Russell Midcap® Value Index is an appropriate broad-based index. The Fund is no longer using the Russell Midcap® Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: PSTAX C Share: SSTFX I Share: PLXGX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	KAR Capital Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 12.26%*, Class C shares returned 11.47%, and Class I shares returned 12.61%. For the same period, the Russell 1000® Growth Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 15.76%.

* See footnote 6 on page 11.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

What factors affected the Fund’s performance during the fiscal year?

The Fund underperformed the Russell 1000® Growth Index for the period. Performance was helped by strong stock selection in the financials sector and an underweight in the real estate sector. Negative stock selection in the consumer discretionary and information technology sectors were the biggest detractors from performance.

Holdings that contributed the most to performance during the year were Facebook and Amazon.com.

⬛	Facebook continued to grow advertising revenue and take share in the online digital marketing space. The company delivers an unprecedented global reach of 20% of the earth’s population to advertisers in a very measureable (ROI) way. Monetization of this audience has barely scratched the surface of its long-term potential. Future growth levers include untapped monetization of Messenger, WhatsApp, and video advertising along with Virtual Reality. Facebook sold off strongly following the U.S. election as it was a widely held, defensive long position as well as a perceived relative loser post the election, but the stock bounced strongly in the first quarter of 2017 buoyed by another stellar earnings report.

⬛	Amazon has begun to see material operating efficiencies following years of immense investments into its e-commerce and web services businesses. In its most recent quarter, the company reported another multi-year high in revenue growth. Prime subscription service appears to be reaching critical mass, which is encouraging as Amazon Prime users convert 75% of the time and spend three times as much as non-Prime users. Amazon’s other growth engine, web services, has 10 times the capacity of all the other competitors combined and could grow to rival the size of the retail business over time. As the rest of North American retail crumbles, more investors are seeing the long-term potential of the Amazon model.

Holdings that contributed the least to performance were TripAdvisor and Apple.

⬛	TripAdvisor’s user engagement has decelerated and shifted to lower monetizing mobile at the same time that the company needs those cash flows to market its transition to a booking platform. After mounting concerns for the better part of a year, we sold the Fund’s position in TripAdvisor.

⬛	Investors have had concerns that Apple’s iPhone product cycle is maturing and that margins might peak over the next year. Advances and innovation in the living room and car are still a long way off and won’t materially affect Apple’s income statement over the next three to five years. With uncertainty regarding the company’s ability to grow revenue going forward, we sold the Fund’s position in Apple.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Fund (Continued)

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Information Technology	37%
Consumer Discretionary	27
Health Care	11
Consumer Staples	9
Energy	5
Industrials	5
Financials	4
Other	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years
Class A Shares at NAV[2],6	12.26%	10.73%	6.13%
Class A Shares at POP[3,4]	5.80	9.43	5.50
Class C Shares at NAV[2] and with CDSC[4]	11.47	9.92	5.33
Class I Shares at NAV[2]	12.61	11.02	6.40
S&P 500® Index*	17.17	13.30	7.51
Russell 1000® Growth Index*	15.76	13.32	9.13

Fund Expense Ratios5: A Shares: 1.30%; C Shares: 2.05%; I Shares: 1.05%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.
[6]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under U.S. generally accepted accounting principles required in the annual report and semi-annual report.
*	The Russell 1000® Growth Index is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Global Quality Dividend Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: PPTAX C Share: PPTCX I Share: PIPTX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	KAR Global Quality Dividend Fund (the “Fund”) is diversified and has an investment objective of total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 12.42%, Class C shares returned 11.58% and Class I shares returned 12.74%*. For the same period, the Russell 1000® Value Index, the Fund’s former broad-based and style-specific benchmark appropriate for comparison, returned 19.22%, and the Russell Developed Large Cap Index (net), which serves as the Fund’s new broad-based and style-specific benchmark appropriate for comparison, returned 14.71%.

* See footnote 7 on page 13.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

What factors affected the Fund’s performance during the fiscal year?

Holdings that made a positive contribution to performance during the period were PNC Financial Services Group and U.S. Bancorp. Expectations of higher interest rates, and an economic and regulatory environment expected to be favorable to financial services companies under a Trump presidency, drove interest rate-sensitive financial stocks higher in the second half of 2016. PNC Financial and U.S. Bancorp both benefited in this environment.

Holdings that contributed the least to performance were Hormel Foods and Apple. After a strong period of outperformance in 2015, Hormel Foods’ shares were weak in 2016. Management noted the recent high level of margins that the company had been achieving may not be maintained in the short term. However, the company’s long-term outlook and underlying fundamentals have not changed and remain quite positive. For Apple, as the iPhone has matured, unit growth and average-selling prices have started to come under pressure. The life cycle of the product appears to be extending and a mix shift towards lower-priced products are pressuring the company’s results.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Financials	16%
Consumer Staples	10
Telecommunication Services	10
Utilities	9
Health Care	9
Energy	8
Consumer Discretionary	8
Other (includes securities lending collateral)	30

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Global Quality Dividend Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	12.42%	10.25%	4.00%	—		—
Class A Shares at POP[3,4]	5.95	8.95	3.39	—		—
Class C Shares at NAV[2] and with CDSC[4]	11.58	9.43	3.21	—		—
Class I Shares at NAV[2,7]	12.74	10.53	—	6.18%		6/6/08
S&P 500® Index*	17.17	13.30	7.51	8.80	[5]	—
Russell 1000® Value Index*	19.22	13.13	5.93	7.86	[5]	—
Russell Developed Large Cap Index (net)*	14.71	9.59	4.43	4.85	[5]	—
Global Quality Dividend Linked Benchmark	20.72	13.41	6.06	8.01	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.44%, Net 1.35%; C Shares: Gross 2.19%, Net 2.10%; I Shares: Gross 1.19%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under U.S. generally accepted accounting principles required in the annual report and semi-annual report.
*	The Russell Developed Large Cap Index (net) is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index and the Russell 1000® Value Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Mid-Cap Core Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: VMACX C Share: VMCCX I Share: VIMCX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	KAR Mid-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 14.16%, Class C shares returned 13.35% and Class I shares returned 14.46%. For the same period, the Russell Midcap® Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 17.03%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

What factors affected the Fund’s performance during the fiscal period ended March 31, 2017?

The Fund underperformed the Russell Midcap® Index for the period. Performance was helped by an underweight in utilities and stock selection in the health care sector. Negative stock selection and an underweight in energy and negative stock selection in consumer discretionary were the biggest detractors from performance.

Holdings that contributed the most to performance were Nordson and Aspen Technology.

⬛	Nordson’s continued double-digit organic growth, led by its Advanced Technology Systems segment selling into the mobile electronic industry participants, led to stock price appreciation.

⬛	With the relative stabilization in oil markets, investors have become more confident in Aspen’s long-term prospects. For its part, Aspen’s financial results weathered the downturn in oil prices quite well, thanks to its long-term contracts and mission-critical nature of its software.

Holdings that contributed the least to performance were TripAdvisor and Sally Beauty Holdings.

⬛	TripAdvisor’s shares have been under pressure for several years as margins continued to decline due to increased marketing spend. In addition, the recent rollout of its Instant Book product negatively impacted revenue growth, which created additional pressure on margins. While uncertainty remains regarding TripAdvisor’s ability to get consumers to adopt Instant Book, the franchise value of its core travel review site appears to be intact. As Instant Book matures, it should allow TripAdvisor to further monetize the vast amount of traffic that visits its sites, which will sustain long-term revenue and profit growth.

⬛	Sally Beauty Holdings continues to struggle through its retail turnaround, which to date has been more disruptive than helpful to driving sales. The company has maintained its core loyal shoppers but is struggling to drive new traffic to the stores. The new management team continues to implement new initiatives, such as a new loyalty program, social media marketing, and product brands launches. The stock has also been pressured by fears that the core professional business could weaken. Management is working to ensure there is enough newness and core product to sustain its strong professional business.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holding within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Industrials	23%
Information Technology	19
Health Care	17
Financials	14
Consumer Discretionary	9
Consumer Staples	6
Materials	5
Other (includes securities lending collateral)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Mid-Cap Core Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 year	Since Inception		Inception Date
Class A Shares at NAV[2]	14.16%	12.55%	14.85%		6/22/09
Class A Shares at POP[3,4]	7.60	11.22	13.98		6/22/09
Class C Shares at NAV[2] and with CDSC[4]	13.35	11.73	13.98		6/22/09
Class I Shares at NAV[2]	14.46	12.84	15.12		6/22/09
S&P 500® Index*	17.17	13.30	15.74	[5]	—
Russell Midcap® Index*	17.03	13.09	17.19	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.64%, Net 1.20%; C Shares: Gross 2.39%, Net 1.95%; I Shares: Gross 1.39%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The Russell Midcap® Index is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 22, 2009 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Mid-Cap Growth Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: PHSKX C Share: PSKCX I Share: PICMX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	KAR Mid-Cap Growth Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 13.86%*, Class C shares returned 13.03%, and Class I shares returned 14.13%. For the same period, the Russell Midcap® Growth Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 14.07%.

* See footnote 7 on page 18.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

What factors affected the Fund’s performance during the fiscal year ended March 31, 2017?

The Fund performed in line with the Russell Midcap® Growth Index for the period. Performance was helped by strong stock selection in the consumer discretionary sector and by strong stock selection and an overweight in financials. Negative stock selection and an overweight in consumer staples and negative stock selection in industrials were the biggest detractors from performance.

Holdings that contributed the most to performance were MercadoLibre and MarketAxess Holdings.

⬛	MercadoLibre’s shares appreciated meaningfully in 2016 as the company reported strong quarterly results throughout the year, including 40%+ growth in the number of items sold in its marketplace for the year. Given the fact that the company’s largest country by sales, Brazil, continued to be in a deep recession, these results were impressive. We retained the Fund’s position in MercadoLibre, due to the company’s strong network effect business and the long-term secular growth opportunity driven by a Latin American market with a combined population of 550 million people and one of the fastest growing Internet penetration rates in the world.

⬛	MarketAxess holds a dominant share (~90%) of electronic trading volume. The company has evolved from a client-to-dealer focus to an all-to-all open trading model which has also facilitated growth in dealer-to-dealer trades. Heightened trading activity in the fourth quarter of 2016 led to another revenue beat as well as expansion of the company’s already healthy (>50%) operating margins.

Holdings that contributed the least to performance were The Chefs’ Warehouse and Proto Labs.

⬛	Quarterly results were disappointing again for The Chefs’ Warehouse due mostly to issues integrating the recent Del Monte acquisition and margin pressure in the Allen Brothers prime beef business. As a result, management reduced its full-year profit guidance by over 20%, which sent shares sharply lower. The company’s numerous missteps have been mostly self-inflicted and the mix shift to protein has made the business more volatile. With confidence in management waning, we sold the Fund’s position in The Chefs’ Warehouse.

⬛	Seeking greater cost efficiency and faster time to market for new products, demand from Proto Labs’ diversified customer base has driven the company’s rapid top-line growth. While research and development spending is one of the last things to get cut, the industrial recession is seemingly catching up with the company. Revenue growth in its core business has slowed from over 30% to mid-teens as layoffs curtailed demand at existing customers and follow-on production orders weakened. While Proto’s entry into additive manufacturing offers long-term upside, it is a less differentiated business than the core. With the business changing for the worse, we sold the Fund’s position in Proto Labs.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Mid-Cap Growth Fund (Continued)

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Consumer Discretionary	28%
Information Technology	28
Health Care	11
Industrials	10
Financials	9
Consumer Staples	8
Energy	5
Other	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Mid-Cap Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2,7]	13.86%	8.42%	4.33%	—		—
Class A Shares at POP[3,4]	7.32	7.14	3.71	—		—
Class C Shares at NAV[2] and with CDSC[4]	13.03	7.61	3.55	—		—
Class I Shares at NAV[2]	14.13	8.69	—	4.71%		9/13/07
S&P 500® Index*	17.17	13.30	7.51	7.29	[5]	—
Russell Midcap® Growth Index*	14.07	11.95	8.13	7.97	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.49%, Net 1.40%; C Shares: Gross 2.24%, Net 2.15%; I Shares: Gross 1.24%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from Class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under U.S. generally accepted accounting principles required in the annual report and semi-annual report.
*	The Russell Midcap® Growth Index is appropriate broad-based index. The Fund is longer using the S&P 500® Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Core Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: PKSAX C Share: PKSCX I Share: PKSFX R6 Share: VSCRX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	KAR Small-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 20.26%, Class C shares returned 19.39%, Class I shares returned 20.57%, and Class R6 shares returned 20.68%. For the same period, the Russell 2000® Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 26.22%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

What factors affected the Fund’s performance during the fiscal year?

The Fund underperformed the Russell 2000® Index for the period. Performance was helped by strong stock selection in the producer durables and consumer discretionary sectors. Negative stock selection in the health care and energy sectors were the biggest detractors from performance.

Holdings that contributed the most to performance during the year were Primerica and MarketAxess Holdings.

⬛	Primerica’s shares were under pressure due to concern over how the Department of Labor’s fiduciary standard rule would impact the retirement investment account industry. While the final language of the rule was less onerous than feared, some questions had remained over the ultimate cost of implementation. The Trump administration has delayed implementation of the rule and caused speculation that it may never become effective. With this overhang thus removed from the stock, investors have refocused on the fundamentals of the business.

⬛	MarketAxess’ network economics have enabled the company’s platform to persistently gain market share in its core high-grade fixed-income market. Additional meaningful opportunities for the company exist in other fixed income markets as well.

Holdings that contributed the least to performance were Computer Programs and Systems and The Chefs’ Warehouse.

⬛	Computer Programs and Systems has seen its shares impacted by lower spending among their customers as the meaningful use mandate begins to subside and competition becomes more pronounced.
⬛	The Chefs’ Warehouse’s shares increased meaningfully in the fourth quarter of 2016, along with many other small-cap stocks, following the results of the election. However, the share price has remained down over the last year due to earnings estimate misses and guidance cuts in previous quarters. More recently, the company gave weak guidance for 2017, which put further pressure on the share price.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holding within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Industrials	29%
Financials	17
Information Technology	16
Consumer Discretionary	11
Energy	5
Health Care	4
Consumer Staples	3
Other (includes short-term investment and securities lending collateral)	15

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Core Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	20.26%	11.07%	7.96%	—		—
Class A Shares at POP[3,4]	13.35	9.77	7.32	—		—
Class C Shares at NAV[2] and with CDSC[4]	19.39	10.26	7.16	—		—
Class I Shares at NAV[2]	20.57	11.35	8.24	—		—
Class R6 Shares at NAV[2]	20.68	—	—	11.00%		11/12/14
S&P 500® Index*	17.17	13.30	7.51	8.68	[5]	—
Russell 2000® Index*	26.22	12.35	7.12	8.30	[5]	—

Fund Expense Ratios6: A Shares: 1.37%; C Shares: 2.12%; I Shares: 1.12%; R6 Shares: 0.99%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made with the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from Class R6 shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.
*	The Russell 2000® Index is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: PSGAX C Share: PSGCX I Share: PXSGX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	KAR Small-Cap Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 23.25%, Class C shares returned 22.38%*, and Class I shares returned 23.59%. For the same period, the Russell 2000® Growth Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 23.03%.

* See footnote 6 on page 22.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

What factors affected the Fund’s performance during the fiscal year?

The Fund performed in line with the Russell 2000® Growth Index for the period. Performance was helped by strong stock selection in the consumer discretionary and producer durables sectors. Negative stock selection in the consumer staples and health care sectors were the biggest detractors from performance.

Holdings that contributed the most to performance during the year were Fox Factory Holding and Aspen Technology.

⬛	Fox Factory’s growth has accelerated due to new model specification wins in its mountain bike segment and the initiation of production of on-road sports trucks by its original equipment manufacturer customers. We believe Fox’s reputation in its distinctive markets is a healthy competitive advantage that will provide the company with enduring success.

⬛	With the relative stabilization in oil markets, investors have become more confident in Aspen’s long-term prospects. For its part, Aspen’s financial results weathered the downturn in oil prices quite well, thanks to its long-term contracts and mission-critical nature of its software. Over the last few quarters, the company has established a new product roadmap to tackle equipment maintenance for customers. This greenfield opportunity would be entirely incremental for Aspen’s business and is a natural extension of its existing product suite.

Holdings that contributed the least to performance were The Chefs’ Warehouse and Monro Muffler Brake.

⬛	The Chefs’ Warehouse’s shares increased meaningfully in the fourth quarter of 2016, along with many other small-cap stocks, following the results of the election. However, the share price has still been down over the last year due to earnings estimate misses and guidance cuts in previous quarters. More recently, the company gave weak guidance for 2017, which further pressured the share price.

⬛	Monro Muffler Brake continues to struggle with improving traffic into its stores and sales growth. The persistent compensation declines are having an outsized impact on margins, with deleverage on the company’s fixed costs. Management continues to blame its geographic exposure to the Northeast as the reason for its lagging peer performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Information Technology	23%
Industrials	19
Consumer Discretionary	16
Financials	14
Consumer Staples	8
Health Care	8
Other (includes short-term investment)	12

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 Years
Class A Shares at NAV[2]	23.25%	14.61%	9.55%
Class A Shares at POP[3],4	16.17	13.26	8.91
Class C Shares at NAV[2,6] and with CDSC[4]	22.38	13.75	8.73
Class I Shares at NAV[2]	23.59	14.91	9.74
S&P 500® Index*	17.17	13.30	7.51
Russell 2000® Growth Index*	23.03	12.10	8.06

Fund Expense Ratios5: A Shares: Gross 1.54%, Net 1.51%; C Shares: Gross 2.29%, Net 2.26%; I Shares: Gross 1.29%, Net 1.26%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
[6]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under U.S. generally accepted accounting principles required in the annual report and semi-annual report.
*	The Russell 2000® Growth Index is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: PQSAX C Share: PQSCX I Share: PXQSX R6 Share: VQSRX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	KAR Small-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 22.86%, Class C shares returned 21.95%, and Class I shares returned 23.20%, and Class R6 shares from November 3, 2016 (inception date) through March 31, 2017, returned 21.58%*. For the same period, the Russell 2000® Value Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 29.37%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November,

President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

What factors affected the Fund’s performance during the fiscal year ended March 31, 2017?

The Fund underperformed the Russell 2000® Value Index for the period. The underperformance was primarily driven by poor stock selection in the technology and health care sectors. Performance was helped by positive stock selection in the consumer staples and consumer discretionary sectors.

Positions that contributed most positively to performance were National Beverage and Primerica.

⬛	While National Beverage’s carbonated soft drink brands were weak like the rest of the industry, these declines were more than offset by growth in its sparkling water portfolio, particularly the LaCroix brand. This was evident in the most recent quarter’s results. As the market began to price in the potential for LaCroix to be a billion dollar brand for National Beverage, the stock continued to move meaningfully higher.

⬛	Primerica shares were under pressure for the first half of 2016 due to concern over how the Department of Labor’s fiduciary standard rule would impact the retirement investment account industry. While the final language of the rule was less onerous than feared, some questions had remained over the ultimate cost of implementation. The new Trump administration has delayed implementation of the rule and caused speculation it may never become effective. With this overhang thus removed from the stock, investors refocused on the fundamentals of the business.

Positions that contributed most negatively to performance were Syntel and Sally Beauty Holdings.

⬛	Syntel again reported weak results, with sluggish end-market demand. Management commented that decision cycles continue to lengthen with persistent contract delays. Customer concentration has been an ongoing issue for the company and is a concern from the standpoint of long-term prospects and profitability. Following continued weakness in the business, we sold the Fund’s position in Syntel.

⬛	Sally Beauty Holdings has maintained its core loyal shoppers but is struggling to drive new traffic to the stores. The new management team continues to implement new initiatives, such as a new loyalty program, social media marketing, and product brands launches. The stock has also been pressured by fears that the core professional business could weaken. Management is working to ensure there is enough newness and core product to sustain its strong professional business.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Fund (Continued)

Asset Allocations

The following table presents the portfolio holding within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Industrials	20%
Information Technology	20
Consumer Discretionary	15
Financials	13
Real Estate	7
Consumer Staples	6
Health Care	6
Other (includes short-term investment)	13

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years		Since Inception		Inception Date
Class A Shares at NAV[2]	22.86%	11.95%	7.90%		—		—
Class A Shares at POP[3,4]	15.80	10.63	7.27		—		—
Class C Shares at NAV[2] and with CDSC[4]	21.95	11.10	7.10		—		—
Class I Shares at NAV[2]	23.20	12.22	8.17		—		—
Class R6 Shares at NAV[2]	—	—	—		21.58%		11/3/16
S&P 500® Index*	17.17	13.30	7.51		14.12	[5]	—
Russell 2000® Value Index*	29.37	12.54	6.09	[1]	20.89	[5]	—

Fund Expense Ratios6: A Shares: 1.30%; C Shares: 2.05%; I Shares: 1.05%; R6 Shares: 0.94%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from Class R6 shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.
*	The Russell 2000® Value Index is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Rampart Enhanced Core Equity Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: PDIAX C Share: PGICX I Share: PXIIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	Rampart Enhanced Core Equity Fund (the “Fund”) is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 15.85%, Class C shares returned 15.01% and Class I shares returned 16.16%. For the same period, the S&P 500® Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 17.17%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

U.S. equity markets enjoyed a relatively low-volatility, steady climb higher during the 12-month fiscal period, with both realized and implied volatility levels below their long-term historical averages, and the annual total return of the S&P 500® Index (over 17%) higher than its average.

2016 was largely dominated by political stories, punctuated by the “Brexit” vote on June 23 – when the U.K. voted to leave the European Union – and the U.S. presidential election on November 8. On the night of the Brexit vote, S&P 500® Index futures dropped more than 5%, yet the market opened the next day at less than 3% below its prior close. By the end of the first week in July, previous market levels were regained. With the U.S. presidential election, a pre-election risk flare-up quickly resolved, leading to a low-volatility, post-election bull market that persisted into early 2017, but began to fade a bit as the Fund’s fiscal year came to an end.

Interestingly, even as implied volatility levels (meaning, the future volatility assumptions used to price options) were near historic lows, the actual price volatility of the U.S. equity market was significantly lower. We witnessed in recent memory both the market’s lowest short-term realized volatility level (below 5%) in the fall of 2016, and by early 2017, the longest run of days without an intra-day market move greater than 1%. This was of particular interest to us, as a significant driver of the Fund’s performance is our ability to trade the spread between implied and realized volatility in the options market.

The market dynamics, while positive overall, indicated general uncertainty. Investors appeared to have trouble sticking with one narrative, quickly discarding bad news in particular. This sentiment may be related to lingering monetary policy intervention by global central banks, and the relative non-competitiveness of fixed income assets, or perhaps signals of U.S. and global economic strength. Whatever the reason, the year’s story was a preference for risk over protection.

What factors affected the Fund’s performance during the fiscal year?

The Enhanced Core Equity strategy employed by the Fund has two main drivers of performance: a trend-based equity component and an income-focused option overlay component.

While the overall performance of the equity component for the year was strong, there were few strong overall upward or downward market trends established, there were a handful of outsized risk flare-ups, and strong sector leadership was lacking. Given these challenges, the trend-based equity component detracted just under 3.50% for the year.

The option overlay component seeks to generate additional income by extracting value from the difference between implied volatility, as measured by the CBOE Volatility Index®, and the volatility level that actually occurs in market performance. This is implemented with a risk-controlled trading technique using listed S&P 500® Index put and call credit spreads. For the period, this strategy added just over 3.50% for the year.

The portfolio management team made a decision late in the year to shift the portfolio’s risk allocation away from the trend-based equity component and more towards the option overlay component. We made this decision based on our view of the relative risk-adjusted contributions that each component had the potential to make going forward.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Call/Put Spreads: Buying and selling call and put option spreads on the S&P 500® Index risks the loss of the premium when buying, can limit upside participation and increase downside losses.

Fund of Funds: Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Portfolio Turnover: The Fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holding within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Financials	95%
Information Technology	2
Health Care	1
Consumer Staples	1
Other (includes purchased and written options)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Rampart Enhanced Core Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	15.85%	11.95%	6.51%	—		—
Class A Shares at POP[3,4]	9.19	10.63	5.89	—		—
Class C Shares at NAV[2] and with CDSC[4]	15.01	11.10	5.71	—		—
Class I Shares	16.16	12.21	—	6.63%		11/13/07
S&P 500® Index	17.17	13.30	7.51	7.41	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.54%, Net 1.41%; C Shares: Gross 2.29%, Net 2.16%; I Shares: Gross 1.29%, Net 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index return is from class I shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Tactical Allocation Fund Fund Summary March 31, 2017 (Unaudited)	Ticker Symbols: A Share: NAINX C Share: POICX

Portfolio Managers Commentaries by

Duff & Phelps Investment Management Co.

(International Equity Portfolio),

Kayne Anderson Rudnick Investment Management, LLC

(Domestic Equity Portfolio) and

Newfleet Asset Management, LLC (Fixed Income Portfolio)

⬛	Tactical Allocation Fund (the “Fund”) is diversified and has investment objectives of capital appreciation and income. There is no guarantee that the Fund will meet its objectives.

For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 9.20%, and Class C shares returned 8.37%. For the same period, the S&P 500® Index, a broad-based equity index, returned 17.17%; the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.44%; and the Tactical Allocation Fund Linked Benchmark, the Fund’s style-specific benchmark, returned 9.19%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

Effective September 7, 2016, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) became subadviser to the domestic equity portfolio of the Fund and Duff & Phelps Investment Management Co. (“DPIM”) became subadviser to the international equity portfolio. The following commentary includes the views of the KAR and DPIM for the periods they managed their respective portfolios. There was no change to the subadviser of the fixed income portfolio of the Fund, which continues to be managed by Newfleet Asset Management, LLC (“Newfleet”).

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

U.S. Equities

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

International Equities

The international equity markets performed strongly during the year, with the MSCI EAFE® Index gaining 11.67% (net dividends). At the beginning of the Fund’s fiscal year, the consensus opinion regarding a potential economic slowdown in China and the potential damaging effects of zero interest rate policies in Japan and the European Union (“EU”) was turning more optimistic. Despite uncertainty generated by the unexpected “yes” Brexit vote in June, when the United Kingdom voted to leave the EU, the green shoots of a global economic expansion were visible in a steady drumbeat of positive reports including: purchasing manager surveys which measure the economic health of the manufacturing sector; consumer sentiment indicators which track individuals’ attitudes about the economy and their financial situations; employment data which measures the health of the job market; upward earnings revisions that show healthy, growing companies; and steepening yield curves, which is when the difference between a country’s shorter maturity treasury bonds and its longer maturity treasury bonds widens, and is considered a positive economic signal.

As the Fund’s fiscal year drew to a close, the global economy continued to deliver solid performance and forced investors to take reflation seriously. Reform agendas in Japan and Brazil had begun bearing fruit, and the European Central Bank (“ECB”) reiterated a lower-for-longer stance on interest rates to further drive the reflation rally. That said, election uncertainty remained in France, and the growing threat from North Korea continued to be a concern.

Fixed Income

Most fixed income spread sectors outperformed U.S. Treasuries over the fiscal year. The rally that was sparked in the first quarter of 2016 by the U.S. Federal Reserve’s (the “Fed”) dovish stance toward interest rates continued through the end of March 2017.

Volatility returned to the markets briefly in late June, with fallout from the United Kingdom’s decision – dubbed “Brexit” – to leave the EU. Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the U.K.’s decision. Markets recovered rather quickly, however, from the initial shock of the Brexit vote. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

September brought heightened concerns over the ability and willingness of global central banks to fight chronic low inflation and weak growth as the decision by the ECB to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to change rates but to shift its focus to stabilizing rates

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Tactical Allocation Fund (Continued)

for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September meeting.

The unexpected election of Donald Trump as the 45th U.S. president sparked another bout of volatility in early November. President-elect Trump’s campaign, which focused on immigration, trade, tax cuts, and infrastructure spending, was largely perceived by the market as supportive of faster growth. Inflation expectations increased, causing the yield on the 10-year U.S. Treasury to rise 0.52% by the end of November. Also in late November, oil prices benefited from OPEC’s decision to cut oil production for the first time in eight years.

Post-election expectations of faster economic growth and rising inflation continued into the first quarter of 2017 as optimistic investors watched and waited for clarity on President Trump’s fiscal policies. As the quarter progressed, support for the “Trump trade” weakened as the new administration experienced bumps in the road with its aggressive agenda and visible opposition.

In moves that were widely telegraphed, on two separate occasions during the last 12 months, the Fed raised its target range for the federal funds rate by 25 basis points – in December 2016 to a range of 0.50% to 0.75%, and again in March 2017 to a range of 0.75% to 1.00%. Over the fiscal year, yields of U.S. Treasuries increased across maturities, particularly for shorter term Treasury bonds.

What factors affected the Fund’s performance during the fiscal year?

U.S. Equities

The U.S. equity portfolio of the Fund underperformed the large-cap U.S. equity market, as measured by the Russell 1000® Growth Index, for the period during the fiscal year that it was under the management of the new subadviser (September 7, 2016 through March 31, 2017).

Performance in the U.S. equity portfolio was helped by strong stock selection in the financials sector and an underweight in the real estate sector. Negative stock selection in the information technology and consumer discretionary sectors was the biggest detractor from performance.

Holdings that contributed the most to performance during the period were Netflix and Facebook.

⬛	Netflix embarked on two bold growth initiatives in recent years with the build-out of international infrastructure and a massive investment in original content. So far both look like home runs. The company added 3.2 million international subscribers in the most recent quarter (nearly nine times the amount added in the U.S.) and original content helped reduce customer churn. The company’s unmatched scale gives it the data and the financial firepower to deliver better content which drove another better-than-expected revenue and earnings performance.

⬛	Facebook continued to grow advertising revenue and take share in the online digital marketing space. The company delivers an unprecedented global reach of 20% of the earth’s population to advertisers in a very measureable way. Monetization of this audience has barely scratched the surface of its long-term potential. Future growth levers include untapped monetization of Messenger, WhatsApp, and video advertising along with Virtual Reality. Facebook sold off strongly following the U.S. election as it was a widely held, defensive long position as well as a perceived relative loser post the election, but the stock bounced strongly in the first quarter of 2017 buoyed by another stellar earnings report.

Holdings that contributed the least to performance were Monster Beverage and TripAdvisor.

⬛	Monster Beverage’s landmark 2015 agreement with Coca-Cola paved the way to higher margins and better global distribution through Coca-Cola channels. Since then, gross margins have expanded, and international revenue has risen to 25% of the total. Shares were relatively flat for the last two years as Monster digested uneven growth that resulted from the Coca-Cola distribution changes. However, in the most recent quarter, international sales outpaced expectations, highlighting the vast global opportunity. Additionally, the company is ramping up its innovation engine, launching both a Mountain Dew competitor, Mutant, and Hydro, an enhanced energy water.

⬛	TripAdvisor’s user engagement has decelerated and shifted to lower monetizing mobile at the same time that the company needs those cash flows to market its transition to a booking platform. After mounting concerns for the better part of a year, we sold the Fund’s position in TripAdvisor.

International Equities

The Fund’s international equity portfolio posted positive performance in the fiscal year, but underperformed the international equity market, as measured by the MSCI EAFE® Index.

The international equity portfolio generated positive returns from its investments in seven out of the 11 major equity market sectors. Performance relative to the MSCI EAFE® benchmark, however, was hampered by both asset allocation and security selection. The overweight allocation to information technology, as well as underweight allocations to consumer staples and health care, were not sufficient to offset losses due to an underweight in financials, an overweight to telecommunications, and the performance drag of cash held for defensive purposes. Security selection also detracted from performance, as strong selections in consumer staples and industrials were not enough to offset weak stock selection in financials, materials, health care, and utilities.

On a country basis, weak security selection in the United Kingdom and Japan more than offset strong security selection in Australia and the Netherlands. From an allocation standpoint, having no holdings in the struggling Danish market was not enough to offset the detrimental effect of being overweight Israel and South Korea.

Fixed Income

The underperformance of U.S. Treasuries and agency mortgage-backed securities relative to most fixed income spread sectors was the key driver of the fixed income portfolio’s outperformance for the fiscal year.

Among fixed income sectors, the Fund’s allocations to the corporate high yield and residential mortgage-backed securities were the largest contributors to the performance during the fiscal year. Issue selection within emerging market high yield and corporate high quality sectors also had a meaningful impact on performance during the period.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Tactical Allocation Fund (Continued)

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Common Stocks		61%
Information Technology	18%
Consumer Discretionary	15
Healthcare	6
All Other Sectors in Common Stocks	22
Corporate Bonds and Notes		21
Energy	5
Financials	4
Materials	3
All Other Sectors in Corporate Bonds and Notes	9
Mortgage-Backed Securities		5
Foreign Government Securities		5
Loan Agreements		4
Other		4

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Tactical Allocation Fund (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 year	5 years	10 years
Class A Shares at NAV[2]	9.20%	5.39%	4.55%
Class A Shares at POP[3],4	2.92	4.14	3.94
Class C Shares at NAV[2] and with CDSC[4]	8.37	4.58	3.77
S&P 500® Index	17.17	13.30	7.51
Bloomberg Barclays U.S. Aggregate Bond Index	0.44	2.34	4.27
Tactical Allocation Fund Linked Benchmark	9.19	7.97	6.27

Fund Expense Ratios5: A Shares: 1.34%; C Shares: 2.09%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within the first 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth in the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS CONTRARIAN VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.3%

Consumer Discretionary—12.9%
Big Lots, Inc.(3)	76,870	$3,742
Macy’s, Inc.	153,070	4,537
Mattel, Inc.	140,570	3,600
Target Corp.	108,330	5,979
TJX Cos., Inc. (The)	88,770	7,020

		24,878

Consumer Staples—11.5%
Conagra Brands, Inc.	232,020	9,360
Koninklijke Ahold Delhaize N.V. Sponsored ADR	296,126	6,349
Lamb Weston Holdings, Inc.	155,170	6,526

		22,235

Energy—10.8%
Devon Energy Corp.	130,240	5,433
Occidental Petroleum Corp.	117,460	7,442
ONEOK, Inc.	143,500	7,956

		20,831

Health Care—2.2%
Perrigo Co. plc	63,640	4,225

Industrials—26.7%
Arconic, Inc.	276,050	7,271
Emerson Electric Co.	80,659	4,828
HD Supply Holdings, Inc.(2)	164,360	6,759
Johnson Controls International plc	166,603	7,018
Owens Corning, Inc.	94,740	5,814
Raytheon Co.	50,890	7,761
Republic Services, Inc.	107,612	6,759
USG Corp.(2)	165,400	5,260

		51,470

	SHARES	VALUE

Materials—27.9%
Alcoa Corp.	1	$—	(6)
Allegheny Technologies, Inc.(3)	273,370	4,910
Ball Corp.	81,410	6,045
Crown Holdings, Inc.(2)	131,030	6,938
Dow Chemical Co. (The)	111,350	7,075
FMC Corp.	83,500	5,811
International Paper Co.	116,016	5,891
Owens-Illinois, Inc.(2)	557,150	11,355
Sealed Air Corp.	130,370	5,682

		53,707

Real Estate—3.4%
Weyerhaeuser Co.	193,720	6,583

Utilities—3.9%
Dominion Resources, Inc.	98,200	7,617
TOTAL COMMON STOCKS (Identified Cost $123,376)		191,546
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $123,376)		191,546

SECURITIES LENDING COLLATERAL—4.6%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.910%)(4)(5)	8,825,990	8,826
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $8,826)		8,826
TOTAL INVESTMENTS—103.9% (Identified Cost $132,202)		200,372	(1)
Other assets and liabilities, net—(3.9)%		(7,543)

NET ASSETS—100.0%		$192,829

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(6)	Amount is less than $500.

Country Weightings (Unaudited)†
United States	93%
Ireland	4
Netherlands	3
Total	100%
† % of total investments as of March 31, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$191,546	$191,546
Securities Lending Collateral	8,826	8,826

Total Investments	$200,372	$200,372

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS KAR CAPITAL GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.2%

Consumer Discretionary—27.1%
Amazon.com, Inc.(2)	20,942	$18,566
Ctrip.com International Ltd. ADR(2)	134,970	6,634
Home Depot, Inc. (The)	61,555	9,038
Las Vegas Sands Corp.	226,613	12,933
Netflix, Inc.(2)	73,140	10,811
NIKE, Inc. Class B	205,800	11,469
Priceline Group, Inc. (The)(2)	8,666	15,425
Ross Stores, Inc.	164,196	10,815
Starbucks Corp.	263,501	15,386
Walt Disney Co. (The)	37,540	4,257

		115,334

Consumer Staples—8.4%
Costco Wholesale Corp.	52,277	8,766
Monster Beverage Corp.(2)	315,903	14,585
Philip Morris International, Inc.	111,997	12,645

		35,996

Energy—5.4%
Cabot Oil & Gas Corp.	161,091	3,852
Core Laboratories N.V.	55,339	6,393
Pioneer Natural Resources Co.	34,240	6,376
Schlumberger Ltd.	79,705	6,225

		22,846

Financials—4.4%
Bank of America Corp.	520,710	12,284
Charles Schwab Corp. (The)	155,088	6,329

		18,613

	SHARES	VALUE
Health Care—10.4%
BioMarin Pharmaceutical, Inc.(2)	82,236	$7,219
Bristol-Myers Squibb Co.	80,476	4,376
Celgene Corp.(2)	120,282	14,967
Danaher Corp.	84,222	7,203
HealthEquity, Inc.(2)	58,890	2,500
Zoetis, Inc.	150,777	8,047

		44,312

Industrials—5.0%
Rockwell Automation, Inc.	26,840	4,179
Roper Technologies, Inc.	39,419	8,139
Union Pacific Corp.	47,760	5,059
Westinghouse Air Brake Technologies Corporation	50,510	3,940

		21,317

Information Technology—36.7%
Accenture plc Class A	58,938	7,066
Activision Blizzard, Inc.	140,810	7,021
Alibaba Group Holding Ltd. Sponsored ADR(2)	179,730	19,380
Alphabet, Inc. Class A(2)	13,757	11,663
Amphenol Corp. Class A	179,328	12,763
CoStar Group, Inc.(2)	33,861	7,017
Facebook, Inc. Class A(2)	310,020	44,038
Gartner, Inc.(2)	26,550	2,867
NVIDIA Corp.	47,260	5,148
Paycom Software, Inc.(2)	113,952	6,554
Visa, Inc. Class A	180,514	16,042
Workday, Inc. Class A(2)	102,471	8,534
Yandex N.V. Class A(2)	375,574	8,236

		156,329

	SHARES	VALUE
Materials—1.8%
Ecolab, Inc.	61,386	$7,694
TOTAL COMMON STOCKS (Identified Cost $251,182)		422,441
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $251,182)		422,441
TOTAL INVESTMENTS—99.2% (Identified Cost $251,182)		422,441	(1)
Other assets and liabilities, net—0.8%		3,202

NET ASSETS—100.0%		$425,643

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	92%
China	6
Russia	2
Total	100%
† % of total investments as of March 31, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$422,441	$422,441

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS KAR GLOBAL QUALITY DIVIDEND FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.1%

Consumer Discretionary—8.7%
Compass Group plc Sponsored ADR	30,710	$592
Las Vegas Sands Corp.	38,690	2,208
Leggett & Platt, Inc.	21,750	1,094
Meredith Corp.	21,850	1,412

		5,306

Consumer Staples—11.0%
Altria Group, Inc.	39,470	2,819
Kimberly-Clark Corp.	5,020	661
Reynolds American, Inc.	42,300	2,666
Unilever plc Sponsored ADR	11,120	548

		6,694

Energy—9.4%
Royal Dutch Shell plc Class B Sponsored ADR(2)	42,920	2,396
TOTAL S.A. Sponsored ADR(2)	30,420	1,534
Vermilion Energy, Inc.	47,290	1,774

		5,704

Financials—17.7%
Bank of Hawaii Corp.	10,040	827
CI Financial Corp.	44,590	891
Cincinnati Financial Corp.	8,753	633
HSBC Holdings plc Sponsored ADR	44,100	1,800
Royal Bank of Canada	27,560	2,009
SCOR SE Sponsored ADR	613,700	2,348
Zurich Insurance Group AG ADR	84,070	2,242

		10,750

Health Care—9.9%
AstraZeneca plc Sponsored ADR(2)	59,160	1,842
Coloplast A/S ADR	90,470	703
GlaxoSmithKline plc Sponsored ADR	50,400	2,125
Sonic Healthcare Ltd. ADR	54,730	923
Takeda Pharmaceutical Co., Ltd. Sponsored ADR	17,820	421

		6,014

	SHARES	VALUE
Industrials—6.2%
BAE Systems plc Sponsored ADR	49,910	$1,620
Fastenal Co.	18,010	928
Waste Management, Inc.	16,460	1,200

		3,748

Information Technology—5.0%
Analog Devices, Inc.	9,250	758
Cisco Systems, Inc.	28,550	965
Microchip Technology, Inc.	9,060	668
Paychex, Inc.	11,220	661

		3,052

Materials—3.3%
BASF SE Sponsored ADR	10,730	1,064
RPM International, Inc.	16,730	921

		1,985

Real Estate—6.1%
Crown Castle International Corp.	20,020	1,891
Realty Income Corp.	30,220	1,799

		3,690

Telecommunication Services—10.7%
AT&T, Inc.	52,739	2,191
BCE, Inc.	45,580	2,018
Vodafone Group plc Sponsored ADR	86,230	2,279

		6,488

Utilities—10.1%
National Grid plc Sponsored ADR(2)	37,002	2,349
PPL Corp.	65,170	2,437
WEC Energy Group, Inc.	22,110	1,340

		6,126
TOTAL COMMON STOCKS (Identified Cost $56,794)		59,557
TOTAL LONG TERM INVESTMENTS—98.1%
(Identified Cost $56,794)		59,557

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—12.4%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.910%)(3)(4)	7,552,427	$7,552
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $7,552)		7,552
TOTAL INVESTMENTS—110.5% (Identified Cost $64,346)		67,109	(1)
Other assets and liabilities, net—(10.5)%		(6,393)

NET ASSETS—100.0%		$60,716

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All or a portion of security is on loan.
(3)	Represents security purchased with cash collateral received for securities on loan.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	53%
United Kingdom	23
Canada	10
France	6
Switzerland	3
Germany	2
Australia	1
Other	2
Total	100%
† % of total investments as of March 31, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$59,557	$59,557
Securities Lending Collateral	7,552	7,552

Total Investments	$67,109	$67,109

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS KAR MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—96.1%

Consumer Discretionary—9.2%
Ross Stores, Inc.	37,604	$2,477
Sally Beauty Holdings, Inc.(2)	83,575	1,708
TripAdvisor, Inc.(2)	38,114	1,645
Wynn Resorts Ltd.	17,922	2,054

		7,884

Consumer Staples—5.9%
Church & Dwight Co., Inc.	33,548	1,673
Monster Beverage Corp.(2)	73,449	3,391

		5,064

Energy—4.5%
Core Laboratories N.V.	19,345	2,235
Dril-Quip, Inc.(2)	30,455	1,661

		3,896

Financials—14.2%
Bank of The Ozarks, Inc.	66,350	3,451
First Financial Bankshares, Inc.(3)	45,765	1,835
Moody’s Corp.	14,825	1,661
RLI Corp.	26,309	1,579
Signature Bank(2)	24,454	3,629

		12,155

Health Care—16.8%
Cooper Cos, Inc. (The)	13,998	2,798
DENTSPLY SIRONA, Inc.	35,743	2,232
Globus Medical, Inc. Class A(2)	149,210	4,420
West Pharmaceutical Services, Inc.	20,600	1,681
Zoetis, Inc.	61,524	3,283

		14,414

	SHARES	VALUE
Industrials—22.8%
AMETEK, Inc.	74,150	$4,010
Equifax, Inc.	14,329	1,959
Exponent, Inc.	42,040	2,503
Graco, Inc.	28,805	2,712
Lennox International, Inc.	9,770	1,635
Nordson Corp.	26,737	3,284
WABCO Holdings, Inc.(2)	29,455	3,459

		19,562

Information Technology—18.2%
Amphenol Corp. Class A	48,133	3,426
Aspen Technology, Inc.(2)	58,942	3,473
Broadridge Financial Solutions, Inc.	40,310	2,739
Intuit, Inc.	21,681	2,515
Skyworks Solutions, Inc.	35,610	3,489

		15,642

Materials—4.5%
Axalta Coating Systems Ltd.(2)	60,200	1,938
International Flavors & Fragrances, Inc.	14,839	1,967

		3,905
TOTAL COMMON STOCKS (Identified Cost $72,177)		82,522
TOTAL LONG TERM INVESTMENTS—96.1%
(Identified Cost $72,177)		82,522

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—2.2%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.910%)(4)(5)	1,866,360	$1,866
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $1,866)		1,866
TOTAL INVESTMENTS—98.3% (Identified Cost $74,043)		84,388	(1)
Other assets and liabilities, net—1.7%		1,428

NET ASSETS—100.0%		$85,816

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$82,522	$82,522
Securities Lending Collateral	1,866	1,866

Total Investments	$84,388	$84,388

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS KAR MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.4%

Consumer Discretionary—27.5%
Ctrip.com International Ltd. ADR(2)	42,765	$2,102
Discovery Communications, Inc. Class A(2)	47,620	1,385
Domino’s Pizza, Inc.	20,685	3,812
Expedia, Inc.	12,381	1,562
MercadoLibre, Inc.	19,255	4,072
Netflix, Inc.(2)	25,330	3,744
Pool Corp.	26,795	3,198
Ross Stores, Inc.	31,305	2,062
Wynn Resorts Ltd.	24,420	2,799

		24,736

Consumer Staples—8.6%
Brown-Forman Corp. Class B	43,720	2,019
McCormick & Co., Inc.	20,280	1,978
Monster Beverage Corp.(2)	80,150	3,701

		7,698

Energy—4.7%
Cabot Oil & Gas Corp.	61,045	1,459
Core Laboratories N.V.	15,250	1,762
Oceaneering International, Inc.	36,035	976

		4,197

Financials—9.3%
Financial Engines, Inc.	48,825	2,126
MarketAxess Holdings, Inc.	19,510	3,658
Northern Trust Corp.	18,870	1,634
Vantiv, Inc. Class A(2)	14,160	908

		8,326

	SHARES	VALUE
Health Care—11.0%
BioMarin Pharmaceutical, Inc.(2)	18,310	$1,607
DENTSPLY SIRONA, Inc.	19,525	1,219
Diplomat Pharmacy, Inc.(2)	24,700	394
HealthEquity, Inc.(2)	62,630	2,659
Illumina, Inc.(2)	6,040	1,031
Kite Pharma, Inc.(2)	15,100	1,185
Zoetis, Inc.	33,750	1,801

		9,896

Industrials—9.9%
Kansas City Southern	14,200	1,218
Middleby Corp. (The)(2)	15,570	2,125
MSC Industrial Direct Co., Inc. Class A	21,255	2,184
Rockwell Automation, Inc.	5,680	884
Roper Technologies, Inc.	8,190	1,691
Westinghouse Air Brake Technologies Corporation	10,580	825

		8,927

Information Technology—27.5%
Amphenol Corp. Class A	42,175	3,002
Autohome, Inc. ADR(2)	51,270	1,629
CoStar Group, Inc.(2)	10,010	2,074
Ellie Mae, Inc.(2)	41,650	4,176
Fair Isaac Corp.	11,030	1,422
FleetCor Technologies, Inc.(2)	5,650	856
Gartner, Inc.(2)	25,185	2,720
Mulesoft, Inc. Class A(2)	17,928	436
Paycom Software, Inc.(2)	33,400	1,921
Teradyne, Inc.	29,970	932
Workday, Inc. Class A(2)	25,770	2,146
Yandex N.V. Class A(2)	90,845	1,992
Yelp, Inc.(2)	43,380	1,421

		24,727

	SHARES	VALUE
Materials—0.9%
Ball Corp.	10,670	$792
TOTAL COMMON STOCKS (Identified Cost $58,449)		89,299
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $58,449)		89,299
TOTAL INVESTMENTS—99.4% (Identified Cost $58,449)		89,299	(1)
Other assets and liabilities, net—0.6%		571

NET ASSETS—100.0%		$89,870

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	94%
China	4
Russia	2
Total	100%
† % of total investments as of March 31, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$89,299	$89,299

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS KAR SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—89.5%

Consumer Discretionary—11.1%
Fox Factory Holding Corp.(2)	536,637	$15,402
NVR, Inc.(2)	6,916	14,571
Polaris Industries, Inc.(3)	151,090	12,661
Pool Corp.	85,700	10,227

		52,861

Consumer Staples—3.1%
Chefs’ Warehouse, Inc. (The)(2)	96,497	1,341
PriceSmart, Inc.	146,300	13,489

		14,830

Energy—5.2%
Core Laboratories N.V.	87,400	10,096
Dril-Quip, Inc.(2)	264,600	14,434

		24,530

Financials—16.6%
Artisan Partners Asset Management, Inc. Class A	417,700	11,528
FactSet Research Systems, Inc.	96,840	15,970
MarketAxess Holdings, Inc.	96,132	18,024
Primerica, Inc.	323,100	26,559
RLI Corp.	120,908	7,257

		79,338

Health Care—3.8%
Abaxis, Inc.	370,600	17,974

Industrials—29.7%
Copart, Inc.(2)	369,700	22,895
Donaldson Co., Inc.	266,100	12,113
Graco, Inc.	171,700	16,164
Old Dominion Freight Line, Inc.	232,030	19,855

	SHARES	VALUE
Industrials—continued
RBC Bearings, Inc.(2)	136,748	$13,277
Teledyne Technologies, Inc.(2)	181,700	22,978
Toro Co. (The)	183,680	11,472
WABCO Holdings, Inc.(2)	195,050	22,903

		141,657

Information Technology—16.2%
Aspen Technology, Inc.(2)	317,400	18,701
Autohome, Inc. ADR(2)	752,210	23,898
CDW Corp.	399,300	23,044
Jack Henry & Associates, Inc.	122,100	11,367

		77,010

Materials—1.6%
AptarGroup, Inc.	101,400	7,807

Real Estate—2.2%
HFF, Inc. Class A	378,800	10,482
TOTAL COMMON STOCKS (Identified Cost $314,765)		426,489
TOTAL LONG TERM INVESTMENTS—89.5%
(Identified Cost $314,765)		426,489

SHORT-TERM INVESTMENT—8.9%

Money Market Mutual Fund—8.9%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.630%)(5)	42,555,166	42,555
TOTAL SHORT-TERM INVESTMENT (Identified Cost $42,555)		42,555

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—2.3%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.910%)(4)(5)	11,113,908	$11,114
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $11,114)		11,114
TOTAL INVESTMENTS—100.7% (Identified Cost $368,434)		480,158	(1)
Other assets and liabilities, net—(0.7)%		(3,418)

NET ASSETS—100.0%		$476,740

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$426,489	$426,489
Securities Lending Collateral	11,114	11,114
Short-Term Investment	42,555	42,555

Total Investments	$480,158	$480,158

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS KAR SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—86.7%

Consumer Discretionary—15.7%
Fox Factory Holding Corp.(2)	1,494,473	$42,891
MercadoLibre, Inc.	133,800	28,295
Ollie’s Bargain Outlet Holdings, Inc.(2)	1,304,800	43,711

		114,897

Consumer Staples—8.2%
Chefs’ Warehouse, Inc. (The)(2)	2,315,700	32,188
PriceSmart, Inc.	301,100	27,761

		59,949

Financials—13.9%
FactSet Research Systems, Inc.	138,950	22,914
Financial Engines, Inc.	204,251	8,895
Interactive Brokers Group, Inc. Class A	763,600	26,512
MarketAxess Holdings, Inc.	124,600	23,362
Morningstar, Inc.	252,428	19,841

		101,524

Health Care—8.1%
Abaxis, Inc.	613,400	29,750
National Research Corp. Class A	1,484,034	29,235

		58,985

Industrials—18.4%
AAON, Inc.	540,800	19,117
Copart, Inc.(2)	470,450	29,135
HEICO Corp. Class A	492,533	36,940

	SHARES	VALUE
Industrials—continued
Old Dominion Freight Line, Inc.	380,300	$32,542
Omega Flex, Inc.	356,214	17,024

		134,758

Information Technology—22.4%
ANSYS, Inc.(2)	177,900	19,012
Aspen Technology, Inc.(2)	541,400	31,900
Autohome, Inc. ADR(2)	1,221,000	38,791
Ellie Mae, Inc.(2)	226,650	22,726
Mesa Laboratories, Inc.	47,100	5,779
NVE Corp.	428,252	35,455
Paycom Software, Inc.(2)	184,000	10,582

		164,245
TOTAL COMMON STOCKS (Identified Cost $507,234)		634,358
TOTAL LONG TERM INVESTMENTS—86.7%
(Identified Cost $507,234)		634,358

SHORT-TERM INVESTMENT—12.4%

Money Market Mutual Fund—12.4%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.630%)(3)	91,017,028	91,017
TOTAL SHORT-TERM INVESTMENT (Identified Cost $91,017)		91,017
TOTAL INVESTMENTS—99.1% (Identified Cost $598,251)		725,375	(1)
Other assets and liabilities, net—0.9%		6,847

NET ASSETS—100.0%		$732,222

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	95%
China	5
Total	100%
† % of total investments as of March 31, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$634,358	$634,358
Short-Term Investment	91,017	91,017

Total Investments	$725,375	$725,375

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS KAR SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—92.8%

Consumer Discretionary—14.5%
Cheesecake Factory, Inc. (The)	207,700	$13,160
Cinemark Holdings, Inc.	357,800	15,865
Sally Beauty Holdings, Inc.(2)	482,000	9,852
Thor Industries, Inc.	141,200	13,573

		52,450

Consumer Staples—6.1%
National Beverage Corp.	173,004	14,624
WD-40 Co.	67,654	7,371

		21,995

Energy—3.8%
Core Laboratories N.V.	117,600	13,585

Financials—13.1%
Artisan Partners Asset Management, Inc. Class A	291,900	8,056
Bank of Hawaii Corp.	162,100	13,350
First Financial Bankshares, Inc.	138,600	5,558
Primerica, Inc.	131,163	10,782
RLI Corp.	161,312	9,682

		47,428

Health Care—5.6%
Anika Therapeutics, Inc.(2)	207,600	9,018
Patterson Cos., Inc.	245,900	11,122

		20,140

Industrials—19.6%
Graco, Inc.	147,417	13,878
Landstar System, Inc.	114,928	9,844
Lincoln Electric Holdings, Inc.	93,910	8,157

	SHARES	VALUE
Industrials—continued
RBC Bearings, Inc.(2)	132,500	$12,864
SiteOne Landscape Supply, Inc.(2)	277,960	13,456
Sun Hydraulics Corp.	164,000	5,922
Watsco, Inc.	46,323	6,633

		70,754

Information Technology—19.5%
American Software, Inc. Class A	459,391	4,722
Badger Meter, Inc.	309,634	11,379
Cabot Microelectronics Corp.	146,700	11,239
Cass Information Systems, Inc.	201,119	13,294
Cognex Corp.	86,786	7,286
Jack Henry & Associates, Inc.	125,700	11,703
Monotype Imaging Holdings, Inc.	532,599	10,705

		70,328

Materials—3.3%
Scotts Miracle-Gro Co. (The) Class A	127,531	11,910

Real Estate—7.3%
HFF, Inc. Class A	329,900	9,128
RE/MAX Holdings, Inc. Class A	290,620	17,278

		26,406
TOTAL COMMON STOCKS (Identified Cost $240,280)		334,996
TOTAL LONG TERM INVESTMENTS—92.8%
(Identified Cost $240,280)		334,996

	SHARES	VALUE
SHORT-TERM INVESTMENT—5.8%

Money Market Mutual Fund—5.8%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.630%)(3)	21,047,920	$21,048
TOTAL SHORT-TERM INVESTMENT (Identified Cost $21,048)		21,048
TOTAL INVESTMENTS—98.6% (Identified Cost $261,328)		356,044	(1)
Other assets and liabilities, net—1.4%		5,205

NET ASSETS—100.0%		$361,249

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$334,996	$334,996
Short-Term Investment	21,048	21,048

Total Investments	$356,044	$356,044

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

See Notes to Financial Statements

VIRTUS RAMPART ENHANCED CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE

EXCHANGE-TRADED FUNDS(2)—99.0%
Consumer Staples Select Sector SPDR Fund	29,414	$1,605
Financial Select Sector SPDR Fund	104,017	2,468
Health Care Select Sector SPDR Fund	31,938	2,375
PowerShares S&P 500 Low Volatility Portfolio	126,902	5,517
SPDR S&P 500® ETF Trust	391,524	92,298
Technology Select Sector SPDR Fund	70,845	3,777
Utilities Select Sector SPDR Fund	11,442	587
Vanguard S&P 500 ETF(3)	283,485	61,332
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $161,630)		169,959

	CONTRACTS
PURCHASED OPTIONS—0.1%

Call Options—0.0%
S&P 500® Index expiration 4/5/17 strike price $2,465	342	2
S&P 500® Index expiration 4/7/17 strike price $2,475	342	3
S&P 500® Index expiration 4/10/17 strike price $2,465	342	3
S&P 500® Index expiration 4/12/17 strike price $2,465	343	0
S&P 500® Index expiration 4/13/17 strike price $2,470	345	7

		15

Put Options—0.1%
S&P 500® Index expiration 4/5/17 strike price $2,200	342	9

	CONTRACTS	VALUE
Put Options—continued
S&P 500® Index expiration 4/7/17 strike price $2,200	342	$12
S&P 500® Index expiration 4/10/17 strike price $2,240	342	24
S&P 500® Index expiration 4/12/17 strike price $2,245	343	34
S&P 500® Index expiration 4/13/17 strike price $2,255	345	47

		126
TOTAL PURCHASED OPTIONS
(Premiums Paid $321)		141
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.1%
(Identified Cost $161,951)		170,100 (1)

WRITTEN OPTIONS—(0.2)%

Call Options—(0.1)%
S&P 500® Index expiration 4/5/17 strike price $2,415	342	(3)
S&P 500® Index expiration 4/7/17 strike price $2,425	342	(7)
S&P 500® Index expiration 4/10/17 strike price $2,415	342	(15)
S&P 500® Index expiration 4/12/17 strike price $2,415	343	(27)
S&P 500® Index expiration 4/13/17 strike price $2,420	345	(26)

		(78)

Put Options—(0.1)%
S&P 500® Index expiration 4/5/17 strike price $2,250	342	(9)
S&P 500® Index expiration 4/7/17 strike price $2,250	342	(17)

	CONTRACTS	VALUE
Put Options—continued
S&P 500® Index expiration 4/10/17 strike price $2,290	342	$(36)
S&P 500® Index expiration 4/12/17 strike price $2,295	343	(62)
S&P 500® Index expiration 4/13/17 strike price $2,305	345	(107)

		(231)
TOTAL WRITTEN OPTIONS—(0.2)% (Premiums Received $658)		(309	)(1)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—98.9%
(Identified Cost $161,293)		169,791
Other assets and liabilities, net—1.1%		1,931

NET ASSETS—100.0%		$171,722

Abbreviations:

ETF	Exchange-Traded Fund
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(3)	All or a portion of the security is segregated as collateral for written options.

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices	Level 2 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$169,959	$169,959	$0
Purchased Options*	141	141	0

Total Investments before Written Options	$170,100	$170,100	$0

Liabilities:
Equity Securities:
Written Options	$(309)	$(309)	$0

Total Investments net of Written Options	$169,791	$169,791	$0

*	Purchased options valued at zero above are considered to be Level 2 investments in this table.

There are no Level 3 (significant unobservable inputs) priced securities as of March 31, 2017.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—5.0%
Argentine Republic
144A 5.625%, 1/26/22(4)	$85		$87
144A 7.500%, 4/22/26(4)	500		532
144A 6.875%, 1/26/27(4)	115		117
Series NY 8.280%, 12/31/33	294		316
144A 7.125%, 7/6/36(4)	150		145
Bolivarian Republic of Venezuela
7.000%, 12/1/18	35		24
RegS 7.750%, 10/13/19(5)	34		19
RegS 8.250%, 10/13/24(5)	40		18
RegS 7.650%, 4/21/25(5)	320		134
9.375%, 1/13/34	245		112
Dominican Republic 144A 6.875%, 1/29/26(4)	100		110
Federative Republic of Brazil
12.500%, 1/5/22	475	BRL	168
8.500%, 1/5/24	390	BRL	118
5.625%, 1/7/41	140		137
Federative Republic of Brazil Treasury Note
Series F,
10.000%, 1/1/23	570	BRL	187
10.000%, 1/1/25	230	BRL	75
Kingdom of Bahrain 144A 7.000%, 10/12/28(4)	200		209
Kingdom of Jordan 144A 5.750%, 1/31/27(4)	200		196
Kingdom of Morocco 144A 5.500%, 12/11/42(4)	200		214
Provincia de Buenos Aires 144A 9.125%, 3/16/24(4)	150		167
Provincia de Buenos Aires Argentina 144A 7.875%, 6/15/27(4)	235		239
Republic of Chile 5.500%, 8/5/20	95,000	CLP	152
Republic of Colombia
4.375%, 3/21/23	722,000	COP	229
9.850%, 6/28/27	157,000	COP	69
Republic of Costa Rica 144A 7.000%, 4/4/44(4)	200		202
Republic of Ecuador 144A 9.650%, 12/13/26(4)	200		208
Republic of El Salvador 144A 6.375%, 1/18/27(4)	260		234
Republic of Indonesia
Series FR70, 8.375%, 3/15/24	1,670,000	IDR	133
Series FR56, 8.375%, 9/15/26	2,683,000	IDR	219
Republic of South Africa
Series R203, 8.250%, 9/15/17	1,125	ZAR	84
Series R208, 6.750%, 3/31/21	910	ZAR	65
4.300%, 10/12/28	200		188
Republic of Turkey
6.250%, 9/26/22	200		214
4.875%, 10/9/26	485		468
6.000%, 3/25/27	200		208
4.875%, 4/16/43	200		172

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Russian Federation 144A 7.850%, 3/10/18(4)	10,000	RUB	$176
6.700%, 5/15/19	10,000	RUB	172
Sultanate of Oman 144A 4.750%, 6/15/26(4)	$235		237
Ukraine 144A 7.750%, 9/1/26(4)	160		147
United Mexican States
Series M, 6.500%, 6/9/22	2,041	MXN	107
4.750%, 3/8/44	70		68
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $7,372)			7,076

MORTGAGE-BACKED SECURITIES—5.2%

Agency—0.8%
FHLMC 3.500%, 4/1/46	231		236
FNMA
3.500%, 12/1/42	217		223
4.000%, 10/1/44	220		231
3.500%, 1/1/45	159		163
3.500%, 12/1/45	152		156
3.500%, 1/1/46	88		90
3.000%, 2/1/46	66		66

			1,165

Non-Agency—4.4%
American Homes 4 Rent Trust
14-SFR2, C 144A 4.705%, 10/17/36(4)	180		188
15-SFR2, C 144A 4.691%, 10/17/45(4)	205		213
15-SFR1, A 144A 3.467%, 4/17/52(4)	140		142
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.800%, 6/25/33(3)	115		114
AMSR Trust 16-SFR1, D 144A 3.343%, 11/17/33(3)(4)	145		146
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	30		30
Bank of America (Countrywide) Asset-Backed Certificates
05-1, AF5A 5.102%, 7/25/35(3)	164		170
05-12, 2A4 5.575%, 2/25/36(3)	5		5
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	139		143
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 15-200P, A 144A 3.218%, 4/14/33(4)	120		121

	PAR VALUE	VALUE
Non-Agency—continued
Bayview Opportunity Master Fund IVa Trust
04-A Trust, 16-SPL1, B1 144A 4.250%, 4/28/55(4)	$120	$123
04-A Trust, 17-SPL1, B1 144A 4.250%, 10/28/64(3)(4)	100	103
Bayview Opportunity Master Fund IVb Trust 04-B Trust, 16-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	100	103
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	43	43
15-A, A1 144A 3.500%, 6/25/58(3)(4)	118	119
Colony American Finance Ltd. 15-1, A 144A 2.896%, 10/15/47(4)	118	118
Colony Starwood Homes Trust 16-2A, C 144A 3.093%, 12/17/33(3)(4)	145	145
Credit Suisse Commercial Mortgage-Backed Trust
06-08, 3A1 6.000%, 10/25/21	59	55
07-C5, A1AM 5.870%, 9/15/40(3)	174	165
CSMLT Trust 15-1, B4 144A 3.892%, 5/25/45(3)(4)	97	89
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/34(3)(4)	130	132
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	51	52
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	55	47
Home Equity Loan Trust
03-HS3, AI4 5.550%, 9/25/33(3)	29	29
06-HI1, M1 6.010%, 2/25/36(3)	26	26
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(3)	113	113
JPMorgan Chase Mortgage Trust
14-1, 1A1 144A 4.000%, 1/25/44(3)(4)	109	112
16-1, M2 144A 3.750%, 4/25/45(3)(4)	110	110
16-2, M2 144A 3.750%, 12/25/45(3)(4)	211	211
11-C4, A4, 144A 4.388%, 7/15/46(4)	120	128
16-5, A1 144A 2.602%, 12/25/46(3)(4)	241	240

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
MASTR Alternative Loan Trust
05-5, 2A3 5.500%, 7/25/25	$109	$109
04-6, 7A1 6.000%, 7/25/34	185	183
05-2, 2A1 6.000%, 1/25/35	95	98
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(4)	148	153
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	52	53
Mill City Mortgage Loan Trust 16-1, M1 144A 3.150%, 4/25/57(3)(4)	105	102
Morgan Stanley Capital I Trust 07-IQ14, AM 5.778%, 4/15/49(3)	205	205
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(4)	100	101
One Market Plaza Trust 17-1MKT, A 144A 3.614%, 2/10/32(4)	110	114
Resecuritization Pass-Through Trust 05-8R, A5 6.000%, 10/25/34	62	62
Residential Asset Mortgage Products Trust 05-SL2, A4 7.500%, 2/25/32	71	70
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	117	117
Sequoia Mortgage Trust 13-8, B1 3.535%, 6/25/43(3)	100	101
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(3)(4)	115	112
15-3, A1B 144A 3.000%, 3/25/54(3)(4)	139	140
15-6, M1 144A 3.750%, 4/25/55(3)(4)	100	97
15-5, A2 144A 3.500%, 5/25/55(3)(4)	100	101
15-2, 1M1 144A 3.250%, 11/25/60(3)(4)	345	342
Vericrest Opportunity Loan Trust LLC
15-NPL2, A1 144A 3.375%, 2/25/55(3)(4)	60	60
15-NPL3, A1 144A 3.375%, 10/25/58(3)(4)	58	58
Vericrest Opportunity Loan Trust XXXV LLC 16-NPL9, A1 144A 3.500%, 9/25/46(3)(4)	88	88

	PAR VALUE	VALUE
Non-Agency—continued
Vericrest Opportunity Loan Trust XXXVII LLC 15-NP11, A1 144A 3.625%, 7/25/45(3)(4)	$74	$74
Wells Fargo Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	165	164

		6,239
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $7,400)		7,404

ASSET-BACKED SECURITIES—1.0%
Carnow Auto Receivables Trust 16-1A, D 144A 7.340%, 11/15/21(4)	140	140
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(4)	145	147
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(4)	49	50
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(4)	140	141
15-2A, C 144A 3.900%, 3/15/21(4)	175	178
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	232	232
First Investors Auto Owner Trust 15-2A, E 144A 5.590%, 11/15/22(4)	170	170
Flagship Credit Auto Trust 14-1, E 144A 5.710%, 8/16/21(4)	130	134
Leaf Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(4)	105	103
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(4)	140	137
TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,424)		1,432

CORPORATE BONDS AND NOTES—20.7%

Consumer Discretionary—2.3%
American Greetings Corp. 144A 7.875%, 2/15/25(4)	55	58
Beazer Homes USA, Inc. 5.750%, 6/15/19	95	100
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(4)	55	57
Cablevision Systems Corp. 5.875%, 9/15/22	160	162
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(14)	39	46

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	$65	$68
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	150	162
CalAtlantic Group, Inc. 5.250%, 6/1/26	65	65
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	205	208
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(4)	105	105
Dana Financing Luxembourg S.a.r.l. 144A 5.750%, 4/15/25(4)	65	66
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(4)	10	11
Eagle II Acquisition Co., LLC 144A 6.000%, 4/1/25(4)	20	21
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(4)	60	61
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	80	80
Hilton Worldwide Finance LLC
144A 4.625%, 4/1/25(4)	25	25
144A 4.875%, 4/1/27(4)	25	25
Horton (D.R.), Inc. 4.750%, 2/15/23	85	90
iHeartCommunications, Inc.
9.000%, 12/15/19	70	60
9.000%, 3/1/21	35	27
Landry’s, Inc. 144A 6.750%, 10/15/24(4)	45	47
M/I Homes, Inc. 6.750%, 1/15/21	90	95
MDC Holdings, Inc. 5.500%, 1/15/24	155	160
Meritor, Inc. 6.750%, 6/15/21	60	62
NCL Corp., Ltd. 144A 4.750%, 12/15/21(4)	125	127
New York University 4.142%, 7/1/48	105	99
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(4)	65	66
QVC, Inc. 5.125%, 7/2/22	135	142
Scientific Games International, Inc.
6.625%, 5/15/21	110	104
144A 7.000%, 1/1/22(4)	110	118
Signet UK Finance plc 4.700%, 6/15/24	135	131
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(4)	95	101

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Toll Brothers Finance Corp.
5.625%, 1/15/24	$40	$42
4.875%, 11/15/25	30	30
TRI Pointe Group, Inc. 5.875%, 6/15/24	80	83
VTR Finance BV 144A 6.875%, 1/15/24(4)	200	208
Wyndham Worldwide Corp. 4.500%, 4/1/27	35	35
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(4)	150	150

		3,297

Consumer Staples—0.8%
Dole Food Co., Inc.
144A 7.250%, 5/1/19(4)	100	102
144A 7.250%, 6/15/25(4)	100	100
ESAL GmbH 144A 6.250%, 2/5/23(4)	200	201
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(4)	85	87
MARB BondCo plc 144A 7.000%, 3/15/24(4)	200	199
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(4)	65	66
Post Holdings, Inc.
144A 5.000%, 8/15/26(4)	100	96
144A 5.750%, 3/1/27(4)	35	35
Safeway, Inc. 7.250%, 2/1/31	95	93
Tops Holding LLC 144A 8.000%, 6/15/22(4)	175	144

		1,123

Energy—5.2%
Alberta Energy Co., Ltd. 8.125%, 9/15/30	65	83
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(4)	85	89
American Midstream Partners LP 144A 8.500%, 12/15/21(4)	70	72
Anadarko Finance Co. Series B 7.500%, 5/1/31	45	57
Anadarko Petroleum Corp. 6.600%, 3/15/46	85	103
Antero Resources Corp. 5.625%, 6/1/23	90	92
Archrock Partners LP 6.000%, 10/1/22	120	119
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(4)	60	61
Callon Petroleum Co. 144A 6.125%, 10/1/24(4)	50	52
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	120	121
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(4)	145	160

	PAR VALUE	VALUE
Energy—continued
Chesapeake Energy Corp. 6.625%, 8/15/20	$80	$80
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21(12)	190	89
CONSOL Energy, Inc. 5.875%, 4/15/22	65	65
Continental Resources, Inc. 4.500%, 4/15/23	60	59
Crestwood Midstream Partners LP 144A 5.750%, 4/1/25(4)	70	72
Denbury Resources, Inc. 5.500%, 5/1/22	65	51
Diamondback Energy, Inc. 144A 5.375%, 5/31/25(4)	80	82
Ecopetrol S.A. 5.375%, 6/26/26	170	174
Encana Corp. 3.900%, 11/15/21	60	61
Energy Transfer Equity LP 5.875%, 1/15/24	75	80
EnQuest plc PIK Interest Capitalization, 7.000%, 4/15/22(17)	208	163
EP Energy LLC
9.375%, 5/1/20	30	28
6.375%, 6/15/23	90	70
144A 8.000%, 11/29/24(4)	95	100
144A 8.000%, 2/15/25(4)	50	47
FTS International, Inc. 6.250%, 5/1/22	90	79
Gazprom Neft OAO 144A 6.000%, 11/27/23(4)(7)	200	217
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	95	99
Holly Energy Partners LP 144A 6.000%, 8/1/24(4)	15	16
HollyFrontier Corp. 5.875%, 4/1/26	155	165
KazMunayGas National Co. 144A 6.375%, 4/9/21(4)	200	220
Kinder Morgan, Inc. 7.750%, 1/15/32	165	206
Laredo Petroleum, Inc. 7.375%, 5/1/22	115	120
Lukoil International Finance BV 144A 4.563%, 4/24/23(4)	200	205
Matador Resources Co. 144A 6.875%, 4/15/23(4)	170	179
MEG Energy Corp. 144A 6.500%, 1/15/25(4)	80	80
MPLX LP 4.875%, 12/1/24	155	163
NGL Energy Partners LP 5.125%, 7/15/19	160	161
Noble Holding International Ltd. 7.750%, 1/15/24	75	72

	PAR VALUE		VALUE
Energy—continued
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(4)	$207		$78
Parker Drilling Co. 7.500%, 8/1/20	190		179
Parsley Energy LLC 144A 6.250%, 6/1/24(4)	50		53
Peabody Securities Finance Corp. 144A 6.000%, 3/31/22(4)	15		15
Petrobras Global Finance BV
5.375%, 1/27/21	120		124
8.375%, 5/23/21	60		68
8.750%, 5/23/26	310		360
Petroleos de Venezuela S.A.
RegS 8.500%, 11/2/17(5)	30		25
144A 6.000%, 5/16/24(4)	355		131
Petroleos Mexicanos
6.875%, 8/4/26	155		172
6.500%, 6/2/41	195		193
PHI, Inc. 5.250%, 3/15/19	70		67
QEP Resources, Inc.
6.875%, 3/1/21	75		80
5.250%, 5/1/23	107		105
Range Resources Corp. 144A 5.000%, 3/15/23(4)	155		153
Regency Energy Partners LP
5.875%, 3/1/22	75		82
5.000%, 10/1/22	45		48
Rosneft Oil Co. 144A 4.199%, 3/6/22(4)(7)	200		201
RSP Permian, Inc. 144A 5.250%, 1/15/25(4)	90		91
Sabine Oil & Gas Corp. 7.250%, 6/15/19(12)(13)(18)	185		—	(16)
SM Energy Co.
6.125%, 11/15/22	70		71
6.500%, 1/1/23	70		71
State Oil Co. of the Azerbaijan Republic 6.950%, 3/18/30	200		211
Summit Midstream Holdings LLC 5.750%, 4/15/25	25		25
Sunoco LP 6.375%, 4/1/23	240		245
Transocean, Inc.
144A 9.000%, 7/15/23(4)	75		80
6.800%, 3/15/38	45		37
Weatherford International Ltd. 144A 9.875%, 2/15/24(4)	45		52
Whiting Petroleum Corp. 6.250%, 4/1/23	55		55
YPF S.A. 144A 8.500%, 3/23/21(4)	95		104

			7,388

Financials—4.0%
Akbank TAS 144A 7.500%, 2/5/18(4)	600	TRY	159

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE		VALUE
Financials—continued
Allstate Corp. (The) 5.750%, 8/15/53(3)(6)	$125		$134
Ally Financial, Inc. 5.750%, 11/20/25	90		92
Ares Capital Corp. 3.625%, 1/19/22	90		89
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(4)	200		205
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(4)	200		219
Banco de Bogota S.A. 144A 6.250%, 5/12/26(4)	200		209
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(4)	190		208
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)(4)	65		71
Bancolombia S.A. 5.125%, 9/11/22	215		225
Bank of America Corp. 4.200%, 8/26/24	167		170
Bonos del Banco Central de Chile en Pesos 4.500%, 6/1/20	35,000	CLP	55
Brookfield Finance LLC 4.000%, 4/1/24	100		101
Citizens Financial Group, Inc. 5.500%(3)(8)	175		180
Compass Bank 3.875%, 4/10/25	250		245
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(4)	250		246
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	200		208
FS Investment Corp. 4.750%, 5/15/22	130		133
Genworth Holdings, Inc. 4.900%, 8/15/23	105		88
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(4)	200		211
Icahn Enterprises LP
6.000%, 8/1/20	70		72
5.875%, 2/1/22	100		102
ICAHN Enterprises LP 144A 6.250%, 2/1/22(4)	25		25
ING Groep N.V. 6.000%(3)(6)(8)	200		200
iStar, Inc. 5.000%, 7/1/19	100		101
6.000%, 4/1/22	25		26
Jefferies Group LLC 4.850%, 1/15/27	40		41
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	200		211

	PAR VALUE		VALUE
Financials—continued
Leucadia National Corp. 5.500%, 10/18/23	$70		$75
Morgan Stanley 144A 10.090%, 5/3/17(4)	300	BRL	96
Navient Corp.
6.500%, 6/15/22	68		69
7.250%, 9/25/23	35		35
OM Asset Management plc 4.800%, 7/27/26	150		149
Physicians Realty LP 4.300%, 3/15/27	49		49
Powszechna Kasa Oszczednosci Bank Polski S.A. 144A 4.630%, 9/26/22(4)(7)	240		253
Prudential Financial, Inc.
5.875%, 9/15/42(3)	100		109
5.625%, 6/15/43(3)(6)	75		80
Sberbank of Russia 144A 5.500%, 2/26/24(3)(4)(7)	200		206
Springleaf Finance Corp. 5.250%, 12/15/19	75		76
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(4)	150		148
Tervita Escrow Corp. 144A 7.625%, 12/1/21(4)	25		26
Toronto-Dominion Bank (The) 3.625%, 9/15/31(3)	60		59
Voya Financial, Inc. 5.650%, 5/15/53(3)	155		158

			5,614

Health Care—1.2%
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(4)	25		26
Community Health Systems, Inc.
5.125%, 8/1/21	30		30
6.875%, 2/1/22	65		56
Concordia International Corp.
144A 9.000%, 4/1/22(4)	35		25
144A 7.000%, 4/15/23(4)	35		7
Endo Finance LLC 144A 6.000%, 7/15/23(4)	140		123
Envision Healthcare Corp. 144A 6.250%, 12/1/24(4)	30		32
HCA, Inc. 5.250%, 6/15/26	55		58
Hill-Rom Holdings, Inc. 144A 5.000%, 2/15/25(4)	86		86
IASIS Healthcare LLC 8.375%, 5/15/19	105		101
inVentiv Group Holdings, Inc. 144A 7.500%, 10/1/24(4)	60		62
MEDNAX, Inc. 144A 5.250%, 12/1/23(4)	75		77
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(4)	120		129

	PAR VALUE	VALUE
Health Care—continued
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(4)	$120	$112
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(4)	115	122
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(4)	167	180
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(4)	85	84
Tenet Healthcare Corp.
5.500%, 3/1/19	40	41
4.500%, 4/1/21	60	60
144A 7.500%, 1/1/22(4)	5	5
8.125%, 4/1/22	40	42
Valeant Pharmaceuticals International, Inc.
144A 6.375%, 10/15/20(4)	60	55
144A 7.500%, 7/15/21(4)	5	4
144A 5.625%, 12/1/21(4)	5	4
144A 6.500%, 3/15/22(4)	10	10
144A 7.250%, 7/15/22(4)	105	90
144A 7.000%, 3/15/24(4)	15	15

		1,636

Industrials—1.7%
Advanced Disposal Services, Inc. 144A 5.625%, 11/15/24(4)	20	20
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	80	79
CEB, Inc. 144A 5.625%, 6/15/23(4)	120	131
Cemex Finance LLC 144A 6.000%, 4/1/24(4)	200	211
Continental Airlines Pass-Through-Trust
99-2, C2 AMBC 6.236%, 3/15/20	67	70
01-1, A1 6.703%, 6/15/21	61	64
DP World Ltd. 144A 6.850%, 7/2/37(4)	100	115
Embraer Netherlands Finance BV 5.400%, 2/1/27	65	67
GATX Corp. 3.250%, 9/15/26	25	24
Harland Clarke Holdings Corp.
144A 6.875%, 3/1/20(4)	115	117
144A 8.375%, 8/15/22(4)	15	15
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	138	138
Masco Corp. 5.950%, 3/15/22	130	146
Navistar International Corp. 8.250%, 11/1/21	105	105
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(4)	10	11

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Owens Corning 3.400%, 8/15/26	$120	$116
Park Aerospace Holdings Ltd. 144A 5.500%, 2/15/24(4)	65	68
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(4)	200	199
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(4)	60	66
Standard Industries, Inc. 144A 5.500%, 2/15/23(4)	40	41
TransDigm, Inc.
6.000%, 7/15/22	105	107
6.500%, 5/15/25	50	50
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	151	163
United Airlines Pass-Through-Trust 14-1, B 4.750%, 4/11/22	82	83
Wheels Up Finance I LLC 7.555%, 6/1/24(3)(13)	172	171

		2,377

Information Technology—0.6%
Blackboard, Inc. 144A 9.750%, 10/15/21(4)	98	98
Broadcom Corp.
144A 3.000%, 1/15/22(4)	45	45
144A 3.625%, 1/15/24(4)	110	111
CDW LLC 5.000%, 9/1/25	30	31
CommScope Technologies LLC 144A 5.000%, 3/15/27(4)	25	25
Diamond 1 Finance Corp.
144A 5.450%, 6/15/23(4)	30	32
144A 6.020%, 6/15/26(4)	30	33
144A 8.100%, 7/15/36(4)	60	75
DXC Technology Co. 144A 4.250%, 4/15/24(4)	31	31
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(4)	260	275
Radiate Holdco LLC 144A 6.625%, 2/15/25(4)	165	163

		919

Materials—2.7%
AK Steel Corp.
7.500%, 7/15/23	80	87
7.000%, 3/15/27	110	110
Aleris International, Inc. 144A 9.500%, 4/1/21(4)	70	76
Alpek SAB de C.V. 144A 5.375%, 8/8/23(4)	260	272
Alpha 3 BV 144A 6.250%, 2/1/25(4)	25	25

	PAR VALUE	VALUE
Materials—continued
ArcelorMittal 6.125%, 6/1/25	$175	$195
Ardagh Packaging Finance plc 144A 6.000%, 2/15/25(4)	200	203
Berry Plastics Corp. 5.125%, 7/15/23	110	113
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(4)(6)	205	232
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(4)	85	90
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	70	72
Equate Petrochemical BV 144A 4.250%, 11/3/26(4)	200	200
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(4)	60	69
Freeport-McMoRan, Inc.
3.550%, 3/1/22	55	51
3.875%, 3/15/23	80	74
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	100	109
Glencore Funding LLC 144A 4.000%, 3/27/27(4)	165	163
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(4)	200	201
Kraton Polymers LLC 144A 7.000%, 4/15/25(4)	195	198
Novelis Corp.
144A 6.250%, 8/15/24(4)	10	11
144A 5.875%, 9/30/26(4)	120	123
Owens-Brockway Glass Container, Inc. 144A 6.375%, 8/15/25(4)	110	118
Reynolds Group Issuer, Inc.
144A 5.125%, 7/15/23(4)	30	31
144A 7.000%, 7/15/24(4)	5	5
Rusal Capital DAC 144A 5.125%, 2/2/22(4)	200	201
Severstal Oao Via Steel Capital S.A. 144A 3.850%, 8/27/21(4)(7)	200	200
Silgan Holdings, Inc. 144A 4.750%, 3/15/25(4)	25	25
Standard Industries, Inc. 144A 6.000%, 10/15/25(4)	95	98
Vale Overseas Ltd.
5.875%, 6/10/21	105	113
6.250%, 8/10/26	85	92
Vedanta Resources plc 144A 6.000%, 1/31/19(4)	200	206

		3,763

Real Estate—0.5%
CyrusOne LP 144A 5.375%, 3/15/27(4)	30	30

	PAR VALUE		VALUE
Real Estate—continued
EPR Properties 4.750%, 12/15/26	$60		$60
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(4)	120		121
Hospitality Properties Trust 4.950%, 2/15/27	85		87
MPT Operating Partnership LP 5.500%, 5/1/24	90		92
Select Income REIT 4.500%, 2/1/25	165		166
Uniti Group, Inc. 144A 7.125%, 12/15/24(4)	170		173

			729

Telecommunication Services—1.0%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	100
AT&T, Inc.
4.250%, 3/1/27	85		86
5.250%, 3/1/37	30		30
4.800%, 6/15/44	110		103
5.650%, 2/15/47	55		58
Digicel Group Ltd. 144A 8.250%, 9/30/20(4)	200		173
Frontier Communications Corp.
6.250%, 9/15/21	75		70
10.500%, 9/15/22	130		132
GTH Finance BV 144A 7.250%, 4/26/23(4)	200		221
Qwest Corp. 7.250%, 9/15/25	80		88
Sprint Communications, Inc. 6.000%, 11/15/22	150		154
T-Mobile USA, Inc. 6.375%, 3/1/25	80		86
Windstream Corp. 7.750%, 10/1/21	85		84
Zayo Group LLC
6.375%, 5/15/25	55		60
144A 5.750%, 1/15/27(4)	5		5

			1,450

Utilities—0.7%
AmeriGas Partners LP 5.500%, 5/20/25	65		65
Dynegy, Inc. 7.375%, 11/1/22	130		129
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(4)	200		203
Ferrellgas LP 144A 8.625%, 6/15/20(4)	25		24
Lamar Funding Ltd. 144A 3.958%, 5/7/25(4)	200		190
Majapahit Holding BV 144A 7.750%, 1/20/20(4)	145		164
Talen Energy Supply LLC 144A 4.625%, 7/15/19(4)	120		123

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Utilities—continued
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(3)(4)	$160	$167

		1,065
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $29,437)		29,361

LOAN AGREEMENTS(3)—3.7%

Consumer Discretionary—0.8%
Advantage Sales & Marketing, Inc. Tranche, Second Lien, 7.500%, 7/25/22	53	52
Bass Pro Group LLC 6.147%, 12/15/23	175	169
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 1.500%, 10/31/17(14)	45	56
Tranche B-6, 1.500%, 3/1/20(14)	37	43
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	149	150
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	72	73
Floor & Decor Outlets of America, Inc. Replacement Tranche B-1, 4.500%, 4/28/17	97	97
Gateway Casinos & Entertainment Ltd. Tranche B-1, 4.800%, 2/22/23	25	25
Graton Resort & Casino Tranche B, 5.405%, 9/1/22	43	43
Harbor Freight Tools USA, Inc. 4.232%, 8/18/23	68	68
Laureare Education, Inc. 2021 Extended, 8.509%, 3/17/21	87	87
Leslies Poolmart, Inc. Tranche B-1, 4.774%, 8/16/23	61	61
Transtar Holding Co. Second Lien, 12.00%, 10/9/19(12)(13)	77	1
UFC Holdings LLC First Lien 4.250%, 8/18/23	72	72
U.S. Farathane LLC Tranche B-3, 5.147%, 12/23/21	92	93

		1,090

	PAR VALUE	VALUE
Consumer Staples—0.3%
Albertson’s LLC Tranche B-4 3.982%, 8/25/21	$128	$129
Chobani LLC First Lien, 5.250%, 10/9/23	28	28
Coty, Inc. Tranche B, 3.311%, 10/27/22	22	22
Galleria Co. Tranche B, 3.813%, 9/29/23	44	44
JBS USA Lux S.A. 3.289%, 10/30/22	40	40
Kronos, Inc. Second Lien, 9.284%, 11/1/24	38	39
Milk Specialties Co. 5.147%, 8/16/23	111	113
TKC Holdings, Inc. First Lien, 4.750%, 2/1/23	50	51

		466

Energy—0.3%
California Resources Corp. 11.375%, 12/31/21	80	89
Chesapeake Energy Corp. Trance A, 8.553%, 8/23/21	24	26
Contura Energy, Inc. 6.000%, 3/18/24	140	139
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	106	102
Peabody Energy Corp. First Lien, 5.500%, 2/8/22	70	70
Seadrill Operating LP 4.147%, 2/21/21	101	69

		495

Financials—0.1%
Avolon TLB Borrower 1 (US) LLC Tranche B-2, 0.000%, 3/21/22(9)	5	5
Lonestar Intermediate Super Holdings LLC 10.000%, 8/31/21	90	94
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	128	111

		210

Health Care—0.5%
21st Century Oncology Holdings, Inc. Tranche B, 7.275%, 4/30/22(19)	31	28
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 8/20/19	33	33
Change Healthcare Holdings, Inc. 3.750%, 3/1/24	60	60

	PAR VALUE	VALUE
Health Care—continued
CHG Healthcare Services, Inc. First Lien, 4.750%, 6/7/23	$97	$99
HLF Financing S.a.r.l. Senior Lien, 6.482%, 2/15/23	40	40
Inventiv Group Holdings, Inc. 4.804%, 11/9/23	43	43
MMM Holdings, Inc. 10.250%, 6/30/19	40	39
MPH Acquisition Holdings LLC 4.897%, 6/7/23	40	41
MSO of Puerto Rico, Inc. 10.250%, 6/30/19	29	29
NVA Holdings, Inc. Second Lien, 8.147%, 8/14/22	110	111
Quorum Health Corp. 6.789%, 4/29/22	48	47
U.S. Renal Care, Inc. First Lien, 5.397%, 12/30/22	119	112

		682

Industrials—0.4%
84 Lumber Co. 6.750%, 10/25/23	144	146
Coinstar LLC Tranche B, First Lien 5.250%, 9/27/23	54	54
Navistar, Inc. Tranche B, 5.000%, 8/7/20	90	91
PAE Holding Corp. First Lien, 6.500%, 10/20/22	45	46
Quikrete International, Inc. First Lien, 4.232%, 11/15/23	15	15
Sedgwick Claims Management Services, Inc. Second Lien, 6.804%, 2/28/22	210	211
Zodiac Pool Solutions LLC First Lien, 5.647%, 12/20/23	40	40

		603

Information Technology—0.6%
Applied Systems, Inc. Second Lien, 7.647%, 1/24/22	51	51
8.500%, 1/24/18	45	46
Blackboard, Inc. Tranche B-4, First Lien, 6.023%, 6/30/21	111	111
Donnelley Financial Solutions, Inc. Tranche B, 5.000%, 9/29/23	33	33
First Data Corp. Tranche 2022-C, 3.984%, 7/8/22	146	148

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
Mitchell International, Inc. Second Lien, 8.539%, 10/11/21	$77	$77
Presidio LLC Tranche B, First Lien, 4.250%, 2/2/22	99	100
Rackspace Hosting, Inc. Tranche B, First Lien, 4.535%, 11/3/23	53	53
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	110	107
Veritas US, Inc. Tranche B-1, 6.772%, 1/27/23	149	149

		875

Materials—0.4%
Anchor Glass Container Corp.
First Lien, 4.250%, 12/7/23	35	35
Second Lien, 8.750%, 12/7/24	38	39
CPI Card, Inc. First Lien, 5.834%, 8/17/22	152	142
DuBois Chemicals, Inc.
First Lien, 1.000%, 3/15/24	5	5
First Lien, 4.881%, 3/15/24	20	20
Ineos U.S. Finance LLC Tranche 2022 3.732%, 3/31/22	11	11
MacDermid, Inc. Tranche B-5, 4.500%, 6/7/20	85	86
New Arclin U.S. Holdings Corp. First Lien, 5.670%, 2/14/24	30	30
Omnova Solutions, Inc. Tranche B-2, 5.250%, 8/25/23	118	120
PQ Corp. Tranche B-1, 5.289%, 11/4/22	24	24

		512

Real Estate—0.0%
Capital Automotive LP Tranche B, Second Lien, 7.000%, 3/24/25	40	40

Telecommunication Services—0.1%
Neustar, Inc.
Tranche B2, 0.000%, 3/1/24(9)	35	35
Tranche B, Second Lien, 9.00%, 2/28/25	45	46

		81

	PAR VALUE		VALUE
Utilities—0.2%
APLP Holdings LP 6.000%, 4/13/23	$132		$133
Helix Gen Funding LLC Tranche 0.000%, 3/9/24(9)	5		5
Vistra Operations Company LLC
3.732%, 8/4/23	64		64
Tranche C, 3.732%, 8/4/23	15		15

			217
TOTAL LOAN AGREEMENTS (Identified Cost $5,309)			5,271

	SHARES
PREFERRED STOCKS—1.3%

Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(3)(4)	200	(10)	205

Financials—1.0%
Citigroup, Inc. Series J, 7.125%(2)	7,400		214
Citigroup, Inc. Series T, 6.250%(3)	150	(10)	162
JPMorgan Chase & Co. Series V, 5.000%(3)	80	(10)	81
JPMorgan Chase & Co. Series Z, 5.300%(3)	35	(10)	36
KeyCorp Series D, 5.000%(3)	145	(10)	144
M&T Bank Corp. Series F, 5.125%(3)	70	(10)	70
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	155	(10)	154
PNC Financial Services Group, Inc. (The) Series S, 5.000%(3)	145	(10)	144
SunTrust Bank, Inc. 5.625%(3)	55	(10)	57
Wells Fargo & Co. Series K, 7.980%(3)	165	(10)	172
Zions Bancorp 6.950%(2)	6,400		187

			1,421

Industrials—0.2%
General Electric Co. Series D, 5.000%(3)	227	(10)	239
TOTAL PREFERRED STOCKS (Identified Cost $1,780)			1,865

	SHARES	VALUE
COMMON STOCKS—61.0%

Consumer Discretionary—14.5%
Amazon.com, Inc.(2)	3,190	$2,828
Bayerische Motoren Werke AG Sponsored ADR(2)	21,595	657
Ctrip.com International Ltd. ADR(2)	20,200	993
Fuji Heavy Industries Ltd. ADR	35,245	647
Home Depot, Inc. (The)	9,190	1,349
IMAX Corp.(2)	22,900	779
Kroton Educacional S.A. ADR	107,810	455
Las Vegas Sands Corp.	33,990	1,940
Netflix, Inc.(2)	10,980	1,623
NIKE, Inc. Class B	30,770	1,715
Priceline Group, Inc. (The)(2)	1,280	2,278
Ross Stores, Inc.	24,620	1,622
Sony Corp. Sponsored ADR	22,315	753
Starbucks Corp.	39,540	2,309
Walt Disney Co. (The)	5,650	641

		20,589

Consumer Staples—5.2%
British American Tobacco plc Sponsored ADR	9,790	649
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	35,150	675
Costco Wholesale Corp.	7,910	1,326
Marine Harvest ASA Sponsored ADR(2)	38,720	593
Monster Beverage Corp.(2)	47,790	2,207
Philip Morris International, Inc.	16,800	1,897

		7,347

Energy—3.9%
Cabot Oil & Gas Corp.	23,980	573
Core Laboratories N.V.	8,260	954
Linn Energy, Inc.(2)	2,653	77
Pacific Exploration and Production Corp.(2)	920	29
Petroleo Brasileiro S.A. Sponsored ADR(2)	70,811	686
Pioneer Natural Resources Co.	5,180	965
Schlumberger Ltd.	11,990	936
Statoil ASA Sponsored ADR	36,875	634
TechnipFMC plc	19,455	632

		5,486

Financials—5.5%
Bank of America Corp.	77,850	1,837
Barclays plc Sponsored ADR	63,575	715
BNP Paribas S.A. ADR	21,370	711
Charles Schwab Corp. (The)	23,360	953
DBS Group Holdings Ltd. Sponsored ADR	15,980	890
ING Groep N.V. Sponsored ADR	45,504	687

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE
Financials—continued
Mizuho Financial Group, Inc. ADR	181,690	$670
ORIX Corp. Sponsored ADR	8,495	631
Societe Generale S.A. Sponsored ADR	74,045	747

		7,841

Health Care—6.2%
Allergan plc	2,946	704
BioMarin Pharmaceutical, Inc.(2)	12,360	1,085
Bristol-Myers Squibb Co.	12,010	653
Celgene Corp.(2)	18,090	2,251
Danaher Corp.	12,630	1,080
HealthEquity, Inc.(2)	8,900	378
Icon plc	8,657	690
Shire plc ADR	3,870	674
Zoetis, Inc.	22,710	1,212

		8,727

Industrials—4.8%
Airbus SE ADR	42,010	800
Ashtead Group plc ADR	10,570	887
Hitachi Ltd. ADR	10,215	555
Nidec Corp. Sponsored ADR	32,070	767
RELX plc Sponsored ADR	32,815	650
Rockwell Automation, Inc.	4,050	631
Roper Technologies, Inc.	5,910	1,220
Union Pacific Corp.	7,200	763
Westinghouse Air Brake Technologies Corporation	7,623	594

		6,867

Information Technology—18.1%
Accenture plc Class A	8,900	1,067
Activision Blizzard, Inc.	21,080	1,051
Alibaba Group Holding Ltd. Sponsored ADR(2)	26,990	2,910
Alphabet, Inc. Class A(2)	2,110	1,789
Amphenol Corp. Class A	26,900	1,914
Broadcom Ltd.	3,305	724
Check Point Software Technologies Ltd.	6,450	662
CoStar Group, Inc.(2)	5,090	1,055
Facebook, Inc. Class A(2)	46,510	6,607
Gartner, Inc.(2)	3,990	431
NVIDIA Corp.	7,150	779
Paycom Software, Inc.(2)	17,180	988
SAP SE Sponsored ADR	7,930	778
Visa, Inc. Class A	27,070	2,406
Workday, Inc. Class A(2)	15,350	1,278
Yandex N.V. Class A(2)	56,620	1,242

		25,681

Materials—1.7%
Ecolab, Inc.	9,160	1,148
Fortescue Metals Group Ltd. Sponsored ADR	55,745	532
Toray Industries, Inc. ADR	38,613	686

		2,366

	SHARES	VALUE
Real Estate—0.6%
Lendlease Group Sponsored ADR	65,985	$800

Telecommunication Services—0.5%
Nippon Telegraph & Telephone Corp. ADR	16,260	696
TOTAL COMMON STOCKS (Identified Cost $77,945)		86,400

AFFILIATED MUTUAL FUND—1.3%
Virtus Credit Opportunities Fund Class R6(11)	177,261	1,771
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $1,772)		1,771
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $132,439)		140,580	(15)
TOTAL INVESTMENTS—99.2% (Identified Cost $132,439)		140,580	(1)
Other assets and liabilities, net—0.8%		1,186

NET ASSETS—100.0%		$141,766

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Foreign Currencies

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2017.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities amounted to a value of $24,313 or 17.2% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	No contractual maturity date.
(9)	This loan will settle after March 31, 2017, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(10)	Value shown as par value.
(11)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(12)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(13)	Illiquid security.
(14)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(15)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(16)	Amount is less than $500.
(17)	100% of the income received was in cash.
(18)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(19)	Security in default, interest payments are being received during the bankruptcy proceedings.

Country Weightings (Unaudited)†
United States	66%
Japan	4
United Kingdom	3
China	3
Brazil	2
France	2
Russia	2
Other	18
Total	100%
† % of total investments as of March 31, 2017.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,432	$—	$1,432	$—
Corporate Bonds and Notes	29,361	—	29,190	171
Foreign Government Securities	7,076	—	7,076	—
Loan Agreements	5,271	—	5,124	147
Mortgage-Backed Securities	7,404	—	7,404	—
Equity Securities:
Affiliated Mutual Fund	1,771	1,771	—	—
Common Stocks	86,400	86,400	—	—
Preferred Stocks	1,865	401	1,464	—

Total Investments	$140,580	$88,572	$51,690	$318

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2017.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total Value		Corporate Bonds and Notes		Loan Agreements
Investments in Securities
Balance as of March 31, 2016:	$294		$—		$294
Accrued discount/(premium)	—	(c)	—	(c)	—	(c)
Realized gain (loss)	—	(c)	—	(c)	—	(c)
Change in unrealized appreciation/(depreciation)(d)	11		1		10
Purchases	321		178		143
Sales(b)	(206)		(8)		(198)
Transfers into Level 3(a)(e)	—	(c)	—	(c)	—
Transfers from Level 3(a)(f)	(102)		—		(102)

Balance as of March 31, 2017	$318		$171		$147

(a)	“Transfers into and/or from” represent the ending value as of March 31, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of March 31, 2017 was $(150).
(e)	The transfers into Level 3 is due to a security default.
(f)	The transfers from Level 3 are due to an increase in trading activities at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2017

(Reported in thousands except shares and per share amounts)

	Contrarian Value Fund		KAR Capital Growth Fund		KAR Global Quality Dividend Fund		KAR Mid-Cap Core Fund		KAR Mid-Cap Growth Fund
Assets
Investment in unaffiliated securities at value(1)(2)	$200,372		$422,441		$67,109		$84,388		$89,299
Cash	1,852		4,606		1,012		2,699		3
Receivables
Investment securities sold	—		—		—		—		847
Fund shares sold	88		152		17		694		—
Dividends and interest	307		316		314		47		40
Securities lending	1		—	(3)	1		—	(3)	1
Prepaid expenses	33		32		24		42		28
Prepaid trustee retainer	6		12		2		2		2
Other assets	7		16		2		3		3

Total assets	202,666		427,575		68,481		87,875		90,223

Liabilities
Payables
Fund shares repurchased	724		1,307		111		83		202
Collateral on securities loaned	8,826		—		7,552		1,866		—
Investment advisory fees	125		254		31		37		54
Distribution and service fees	45		97		16		17		22
Administration fees	21		44		7		9		10
Transfer agent fees and expenses	57		167		21		17		34
Trustees’ fees and expenses	—	(3)	1		—	(3)	—	(3)	—	(3)
Professional fees	25		26		23		23		25
Trustee deferred compensation plan	7		16		2		3		3
Other accrued expenses	7		20		2		4		3

Total liabilities	9,837		1,932		7,765		2,059		353

Net Assets	$192,829		$425,643		$60,716		$85,816		$89,870

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$136,131		$250,680		$53,713		$75,697		$58,836
Accumulated undistributed net investment income (loss)	1,686		(118)		711		(64)		(128)
Accumulated undistributed net realized gain (loss)	(13,158)		3,822		3,529		(162)		312
Net unrealized appreciation (depreciation) on investments	68,170		171,259		2,763		10,345		30,850

Net Assets	$192,829		$425,643		$60,716		$85,816		$89,870

Class A
Net asset value (net assets/shares outstanding) per share	$35.96		$14.10		$16.81		$25.80		$24.56
Maximum offering price per share NAV/(1–5.75%)	$38.15		$14.96		$17.84		$27.37		$26.06
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,209,787		28,529,060		2,775,539		799,053		3,283,137
Net Assets	$79,463		$402,118		$46,670		$20,615		$80,648
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$34.26		$11.32		$16.38		$24.45		$20.06
Shares of beneficial interest outstanding, no par value, unlimited authorization	921,962		1,178,993		424,261		584,054		266,744
Net Assets	$31,587		$13,345		$6,950		$14,279		$5,350
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$35.98		$14.52		$16.84		$26.12		$25.20
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,187,959		701,316		421,238		1,949,464		153,655
Net Assets	$78,732		$10,180		$7,096		$50,922		$3,872
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$36.01		$—		$—		$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	84,599		—		—		—		—
Net Assets	$3,047		$—		$—		$—		$—

(1) Investment in unaffiliated securities at cost	$132,202		$251,182		$64,346		$74,043		$58,449
(2) Market value of securities on loan	$8,565		$—		$7,416		$1,817		$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2017

(Reported in thousands except shares and per share amounts)

	KAR Small-Cap Core Fund	KAR Small-Cap Growth Fund	KAR Small-Cap Value Fund	Rampart Enhanced Core Equity Fund		Tactical Allocation Fund

Assets
Investment in unaffiliated securities at value(1)(2)	$480,158	$725,375	$356,044	$170,100		$138,809
Investment in affiliated fund at value(3)	—	—	—	—		1,771
Cash	6,000	4,200	5,250	789		555
Foreign currency, at value(4)	—	—	—	—		—	(6)
Deposits with broker	—	—	—	1,270		—
Receivables
Investment securities sold	—	—	—	117		840
Fund shares sold	4,840	5,737	1,383	143		7
Dividends and interest	55	229	221	149		773
Tax reclaims	—	—	—	—	(6)	2
Securities lending	17	1	—	—		—
Prepaid expenses	46	79	67	26		23
Prepaid trustee retainer	13	18	10	5		4
Other assets	18	27	13	6		5

Total assets	491,147	735,666	362,988	172,605		142,789

Liabilities
Written options at value(5)	—	—	—	309		—
Payables
Fund shares repurchased	2,738	2,289	580	263		83
Investment securities purchased	—	228	735	57		719
Collateral on securities loaned	11,114	—	—	—		—
Investment advisory fees	301	525	209	101		84
Distribution and service fees	52	92	44	54		33
Administration fees	49	75	37	18		16
Transfer agent fees and expenses	84	152	76	51		42
Trustees’ fees and expenses	1	1	1	—	(6)	—	(6)
Professional fees	25	25	25	17		30
Trustee deferred compensation plan	18	27	13	6		5
Other accrued expenses	25	30	19	7		11

Total liabilities	14,407	3,444	1,739	883		1,023

Net Assets	$476,740	$732,222	$361,249	$171,722		$141,766

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$364,795	$609,091	$252,822	$150,372		$134,133
Accumulated undistributed net investment income (loss)	(17)	(1,112)	253	426		(9)
Accumulated undistributed net realized gain (loss)	238	(2,881)	13,458	12,426		(499)
Net unrealized appreciation (depreciation) on investments	111,724	127,124	94,716	8,149		8,141
Net unrealized appreciation (depreciation) on written options	—	—	—	349		—

Net Assets	$476,740	$732,222	$361,249	$171,722		$141,766

Class A
Net asset value (net assets/shares outstanding) per share	$24.21	$21.12	$17.61	$20.27		$8.33
Maximum offering price per share NAV/(1–5.75%)	$25.69	$22.41	$18.68	$21.51		$8.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,565,638	8,724,933	5,056,224	5,596,364		16,489,497
Net Assets	$62,122	$184,302	$89,050	$113,442		$137,388
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$20.71	$19.28	$17.35	$18.44		$8.55
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,162,821	3,025,405	1,695,162	2,021,521		511,756
Net Assets	$44,789	$58,327	$29,416	$37,269		$4,378
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$25.37	$21.45	$17.62	$20.22		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	13,340,450	22,828,383	13,771,415	1,039,142		—
Net Assets	$338,491	$489,593	$242,661	$21,011		$—
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$25.44	$—	$17.63	$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,231,999	—	6,896	—		—
Net Assets	$31,338	$—	$122	$—		$—

(1) Investment in unaffiliated securities at cost	$368,434	$598,251	$261,328	$161,951		$130,667
(2) Market value of securities on loan	$10,918	$—	$—	$—		$—
(3) Investment in affiliated fund at cost	$—	$—	$—	$—		$1,772
(4) Foreign currency at cost	$—	$—	$—	$—		—	(6)
(5) Written options premiums received	$—	$—	$—	$658		$—
(6) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2017

($ reported in thousands)

	Contrarian Value Fund	KAR Capital Growth Fund	KAR Global Quality Dividend Fund	KAR Mid-Cap Core Fund	KAR Mid-Cap Growth Fund
Investment Income
Dividends	$5,346	$3,897	$1,716	$535	$544
Interest	—	10	—	7	—
Security lending, net of fees	30	17	6	6	24
Foreign taxes withheld	(36)	(20)	(30)	(4)	(5)

Total investment income	5,340	3,904	1,692	544	563

Expenses
Investment advisory fees	1,673	2,954	478	455	688
Service fees, Class A	238	992	125	59	193
Distribution and service fees, Class B	—	9	—	—	2
Distribution and service fees, Class C	354	159	75	96	52
Administration fees	284	536	81	72	109
Transfer agent fees and expenses	441	772	109	95	156
Registration fees	66	66	45	46	58
Printing fees and expenses	68	113	18	18	23
Custodian fees	17	12	4	3	4
Professional fees	33	43	31	27	33
Trustees’ fees and expenses	26	47	7	6	10
Miscellaneous expenses	21	41	8	6	10

Total expenses	3,221	5,744	981	883	1,338
Less expenses reimbursed and/or waived by investment adviser	—	—	(72)	(158)	(91)
Earnings credit from custodian	(6)	(1)	(2)	— (1)	(2)
Low balance account fees	— (1)	(28)	(1)	— (1)	(4)
Custody fees reimbursed (Note 13)	(9)	(254)	—	—	(42)

Net expenses	3,206	5,461	906	725	1,199

Net investment income (loss)	2,134	(1,557)	786	(181)	(636)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	6,706	37,319	18,741	369	2,053
Net change in unrealized appreciation (depreciation) on investments	23,948	12,779	(12,232)	7,696	9,805

Net realized and unrealized gain (loss)	30,654	50,098	6,509	8,065	11,858

Net increase (decrease) in net assets resulting from operations	$32,788	$48,541	$7,295	$7,884	$11,222

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED MARCH 31, 2017

($ reported in thousands)

	KAR Small-Cap Core Fund	KAR Small-Cap Growth Fund	KAR Small-Cap Value Fund	Rampart Enhanced Core Equity Fund	Tactical Allocation Fund

Investment Income
Dividends	$3,705	$3,001	$7,961	$3,332	$1,546
Dividends from affiliated fund	—	—	—	—	74
Interest	18	13	16	—	3,182
Security lending, net of fees	222	112	—	—	6
Foreign Taxes withheld	(31)	—	(29)	—	(41)

Total investment income	3,914	3,126	7,948	3,332	4,767

Expenses
Investment advisory fees	2,886	3,645	2,068	1,208	1,033
Service fees, Class A	155	386	198	263	357
Distribution and service fees, Class B	—	—	—	—	1
Distribution and service fees, Class C	366	341	263	374	48
Administration fees	487	516	374	204	207
Transfer agent fees and expenses	580	707	475	275	216
Registration fees	98	72	69	53	45
Printing fees and expenses	99	85	75	45	43
Custodian fees	20	21	5	4	44
Professional fees	39	39	38	27	42
Trustees’ fees and expenses	41	38	32	18	17
Miscellaneous expenses	30	26	24	15	17

Total expenses	4,801	5,876	3,621	2,486	2,070
Less expenses reimbursed and/or waived by investment adviser	—	(7)	—	(218)	(12)
Earnings credit from custodian	(1)	(1)	(1)	(5)	(1)
Low balance account fees	— (1)	(4)	(1)	(2)	(6)
Custody fees reimbursed (Note 13)	(4)	(6)	—	(2)	(119)

Net expenses	4,796	5,858	3,619	2,259	1,932

Net investment income (loss)	(882)	(2,732)	4,329	1,073	2,835

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	13,272	(530)	22,843	13,170	11,066
Net realized gain (loss) on foreign currency transactions	—	—	—	—	(5)
Net realized gain (loss) on written options	—	—	—	10,710	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	58,696	89,239	35,164	(1,346)	(1,092)
Net change in unrealized appreciation (depreciation) on affiliated fund	—	—	—	—	76
Net change in unrealized appreciation (depreciation) on written options	—	—	—	28	—
Net change in unrealized appreciation (depreciation) on foreign currency transaction	—	—	—	—	— (1)

Net realized and unrealized gain (loss)	71,968	88,709	58,007	22,562	10,045

Net increase (decrease) in net assets resulting from operations	$71,086	$85,977	$62,336	$23,635	$12,880

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Contrarian Value Fund		KAR Capital Growth Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,134	$1,694	$(1,557)	$(1,556)
Net realized gain (loss)	6,706	13,049	37,319	13,349
Net change in unrealized appreciation (depreciation)	23,948	(65,956)	12,779	(10,272)

Increase (decrease) in net assets resulting from operations	32,788	(51,213)	48,541	1,521

From Distributions to Shareholders
Net investment income, Class A	(759)	(784)	—	—
Net investment income, Class C	(6)	(46)	—	—
Net investment income, Class I	(985)	(954)	—	—
Net investment income, Class R6	(45)	(17)	—	—
Net realized long-term gains, Class A	—	—	(31,380)	(19,039)
Net realized long-term gains, Class B	—	—	(68)	(99)
Net realized long-term gains, Class C	—	—	(1,402)	(946)
Net realized long-term gains, Class I	—	—	(670)	(378)

Decrease in net assets from distributions to shareholders	(1,795)	(1,801)	(33,520)	(20,462)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(41,643)	(59,464)	(13,975)	(14,810)
Change in net assets from share transactions, Class B	—	—	(1,437)	(684)
Change in net assets from share transactions, Class C	(10,176)	(16,162)	(6,689)	9,105
Change in net assets from share transactions, Class I	(38,690)	(49,583)	1,623	(4)
Change in net assets from share transactions, Class R6	(2,250)	5,005	—	—

Increase (decrease) in net assets from share transactions	(92,759)	(120,204)	(20,478)	(6,393)

Net increase (decrease) in net assets	(61,766)	(173,218)	(5,457)	(25,334)

Net Assets
Beginning of period	254,595	427,813	431,100	456,434

End of period	$192,829	$254,595	$425,643	$431,100

Accumulated undistributed net investment income (loss) at end of period	$1,686	$1,347	$(118)	$—

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR Global Quality Dividend Fund		KAR Mid-Cap Core Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$786	$572	$(181)	$(106)
Net realized gain (loss)	18,741	2,873	369	(514)
Net change in unrealized appreciation (depreciation)	(12,232)	(5,126)	7,696	402

Increase (decrease) in net assets resulting from operations	7,295	(1,681)	7,884	(218)

From Distributions to Shareholders
Net investment income, Class A	(462)	(254)	—	—
Net investment income, Class C	—	(13)	—	—
Net investment income, Class I	(73)	(58)	—	—
Net realized long-term gains, Class A	—	—	—	(95)
Net realized long-term gains, Class C	—	—	—	(36)
Net realized long-term gains, Class I	—	—	—	(40)

Decrease in net assets from distributions to shareholders	(535)	(325)	—	(171)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(8,659)	(4,218)	(3,230)	7,752
Change in net assets from share transactions, Class C	(2,075)	(11,309)	6,343	2,460
Change in net assets from share transactions, Class I	(98)	(3,053)	39,940	2,809

Increase (decrease) in net assets from share transactions	(10,832)	(18,580)	43,053	13,021

Net increase (decrease) in net assets	(4,072)	(20,586)	50,937	12,632

Net Assets
Beginning of period	64,788	85,374	34,879	22,247

End of period	$60,716	$64,788	$85,816	$34,879

Accumulated undistributed net investment income (loss) at end of period	$711	$463	$(64)	$(27)

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR Mid-Cap Growth Fund		KAR Small-Cap Core Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(636)	$(785)	$(882)	$(312)
Net realized gain (loss)	2,053	(350)	13,272	47,444
Net change in unrealized appreciation (depreciation)	9,805	(1,345)	58,696	(49,195)

Increase (decrease) in net assets resulting from operations	11,222	(2,480)	71,086	(2,063)

From Distributions to Shareholders
Net investment income, Class A	—	—	—	(123)
Net investment income, Class I	—	—	—	(1,198)
Net investment income, Class R6	—	—	—	(1)
Net realized long-term gains, Class A	(1,177)	(1,219)	(3,619)	(10,241)
Net realized long-term gains, Class B	(3)	(10)	—	—
Net realized long-term gains, Class C	(100)	(111)	(2,464)	(6,194)
Net realized long-term gains, Class I	(50)	(52)	(14,391)	(34,727)
Net realized long-term gains, Class R6	—	—	(1,436)	(2,113)

Decrease in net assets from distributions to shareholders	(1,330)	(1,392)	(21,910)	(54,597)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(4,977)	(3,178)	669	(2,924)
Change in net assets from share transactions, Class B	(349)	(253)	—	—
Change in net assets from share transactions, Class C	(466)	(287)	9,088	4,489
Change in net assets from share transactions, Class I	501	(171)	115,257	(22,527)
Change in net assets from share transactions, Class R6	—	—	7,139	22,563

Increase (decrease) in net assets from share transactions	(5,291)	(3,889)	132,153	1,601

Net increase (decrease) in net assets	4,601	(7,761)	181,329	(55,059)

Net Assets
Beginning of period	85,269	93,030	295,411	350,470

End of period	$89,870	$85,269	$476,740	$295,411

Accumulated undistributed net investment income (loss) at end of period	$(128)	$(161)	$(17)	$—

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR Small-Cap Growth Fund		KAR Small-Cap Value Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(2,732)	$(866)	$4,329	$1,346
Net realized gain (loss)	(530)	9,922	22,843	22,424
Net change in unrealized appreciation (depreciation)	89,239	(317)	35,164	(22,928)

Increase (decrease) in net assets resulting from operations	85,977	8,739	62,336	842

From Distributions to Shareholders
Net investment income, Class A	—	—	(1,269)	(461)
Net investment income, Class C	—	—	(219)	—
Net investment income, Class I	—	—	(3,715)	(1,433)
Net investment income, Class R6	—	—	(1)	—
Net realized long-term gains, Class A	(3,423)	(2,379)	(5,493)	(4,360)
Net realized long-term gains, Class C	(815)	(518)	(1,848)	(1,502)
Net realized long-term gains, Class I	(3,649)	(1,712)	(12,527)	(9,351)
Net realized long-term gains, Class R6	—	—	(2)	—

Decrease in net assets from distributions to shareholders	(7,887)	(4,609)	(25,074)	(17,107)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	66,312	4,385	8,100	889
Change in net assets from share transactions, Class C	32,713	3,875	2,713	(482)
Change in net assets from share transactions, Class I	348,597	59,857	73,702	(8,227)
Change in net assets from share transactions, Class R6	—	—	103	—

Increase (decrease) in net assets from share transactions	447,622	68,117	84,618	(7,820)

Net increase (decrease) in net assets	525,712	72,247	121,880	(24,085)

Net Assets
Beginning of period	206,510	134,263	239,369	263,454

End of period	$732,222	$206,510	$361,249	$239,369

Accumulated undistributed net investment income (loss) at end of period	$(1,112)	$(245)	$253	$1,130

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Rampart Enhanced Core Equity Fund		Tactical Allocation Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,073	$913	$2,835	$3,796
Net realized gain (loss)	23,880	(5,847)	11,061	143
Net change in unrealized appreciation (depreciation)	(1,318)	9,531	(1,016)	(17,346)

Increase (decrease) in net assets resulting from operations	23,635	4,597	12,880	(13,407)

From Distributions to Shareholders
Net investment income, Class A	(1,189)	(809)	(2,473)	(3,132)
Net investment income, Class B	—	—	(1)	(3)
Net investment income, Class C	(23)	(147)	(43)	(81)
Net investment income, Class I	(299)	(81)	—	—
Net realized short-term gains, Class A	(1,298)	(8,350)	(1,595)	—
Net realized short-term gains, Class B	—	—	(1)	—
Net realized short-term gains, Class C	(470)	(3,086)	(51)	—
Net realized short-term gains, Class I	(223)	(658)	—	—
Net realized long-term gains, Class A	(1,411)	(10,127)	(9,420)	(8,371)
Net realized long-term gains, Class B	—	—	(9)	(16)
Net realized long-term gains, Class C	(511)	(3,756)	(298)	(388)
Net realized long-term gains, Class I	(242)	(803)	—	—

Decrease in net assets from distributions to shareholders	(5,666)	(27,817)	(13,891)	(11,991)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	524	503	(9,161)	(8,747)
Change in net assets from share transactions, Class B	—	—	(208)	(126)
Change in net assets from share transactions, Class C	(3,110)	4,969	(1,069)	344
Change in net assets from share transactions, Class I	6,999	4,082	—	—

Increase (decrease) in net assets from share transactions	4,413	9,554	(10,438)	(8,529)

Net increase (decrease) in net assets	22,382	(13,666)	(11,449)	(33,927)

Net Assets
Beginning of period	149,340	163,006	153,215	187,142

End of period	$171,722	$149,340	$141,766	$153,215

Accumulated undistributed net investment income (loss) at end of period	$426	$866	$(9)	$(159)

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Contrarian Value
Fund
Class A
4/1/16 to 3/31/17	$31.48	0.33	4.40	4.73	(0.25)	—	(0.25)	4.48	$35.96	15.07	%(14)	$79,463	1.43	%(9)(12)(14)	1.43%	0.96	%(14)	15%
4/1/15 to 3/31/16	36.18	0.17	(4.71)	(4.54)	(0.16)	—	(0.16)	(4.70)	31.48	(12.60)	107,958	1.41	(12)	1.41	0.52	13
4/1/14 to 3/31/15	37.12	0.34	(0.97)	(0.63)	(0.31)	—	(0.31)	(0.94)	36.18	(1.73)	190,896	1.37	(12)	1.37	0.92	34
4/1/13 to 3/31/14	29.97	0.16	7.07	7.23	(0.08)	—	(0.08)	7.15	37.12	24.20	251,498	1.39	(12)	1.39	0.51	15
4/1/12 to 3/31/13	26.21	0.10	3.72	3.82	(0.06)	—	(0.06)	3.76	29.97	14.64	240,250	1.41	(12)	1.41	0.38	19

Class C
4/1/16 to 3/31/17	$30.00	0.07	4.20	4.27	(0.01)	—	(0.01)	4.26	$34.26	14.22	%(14)	$31,587	2.18	%(9)(12)(14)	2.18%	0.21	%(14)	15%
4/1/15 to 3/31/16	34.62	(0.07)	(4.52)	(4.59)	(0.03)	—	(0.03)	(4.62)	30.00	(13.27)	36,977	2.16	(12)	2.16	(0.23)	13
4/1/14 to 3/31/15	35.55	0.05	(0.92)	(0.87)	(0.06)	—	(0.06)	(0.93)	34.62	(2.44)	60,813	2.12	(12)	2.12	0.14	34
4/1/13 to 3/31/14	28.84	(0.07)	6.78	6.71	—	—	—	6.71	35.55	23.23	62,738	2.14	(12)	2.14	(0.24)	15
4/1/12 to 3/31/13	25.34	(0.09)	3.59	3.50	—	—	—	3.50	28.84	13.81	54,236	2.16	(12)	2.16	(0.37)	19

Class I
4/1/16 to 3/31/17	$31.51	0.42	4.39	4.81	(0.34)	—	(0.34)	4.47	$35.98	15.36	%(14)	$78,732	1.18	%(9)(12(14)	1.18%	1.22	%(14)	15%
4/1/15 to 3/31/16	36.18	0.25	(4.71)	(4.46)	(0.21)	—	(0.21)	(4.67)	31.51	(12.40)	104,879	1.16	(12)	1.16	0.77	13
4/1/14 to 3/31/15	37.11	0.40	(0.92)	(0.52)	(0.41)	—	(0.41)	(0.93)	36.18	(1.48)	176,005	1.12	(12)	1.12	1.08	34
4/1/13 to 3/31/14	29.97	0.25	7.05	7.30	(0.16)	—	(0.16)	7.14	37.11	24.52	145,115	1.14	(12)	1.14	0.77	15
4/1/12 to 3/31/13	26.25	0.17	3.71	3.88	(0.16)	—	(0.16)	3.72	29.97	14.89	108,736	1.16	(12)	1.16	0.63	19

Class R6
4/1/16 to 3/31/17	$31.56	0.46	4.40	4.86	(0.41)	—	(0.41)	4.45	$36.01	15.51	%(14)	$3,047	1.02	%(9)(12)(14)	1.03%	1.35	%(14)	15%
4/1/15 to 3/31/16	36.20	0.29	(4.69)	(4.40)	(0.24)	—	(0.24)	(4.64)	31.56	(12.24)	4,781	0.99	(12)	0.99	0.95	13
11/12/14(7) to 3/31/15	36.99	0.08	(0.66)	(0.58)	(0.21)	—	(0.21)	(0.79)	36.20	(1.57)	98	0.99	(3)	0.99	(3)	0.56	(3)	34	(13)
KAR Capital Growth Fund
Class A
4/1/16 to 3/31/17	$13.66	(0.05)	1.64	1.59	—	(1.15)	(1.15)	0.44	$14.10	12.34	%(14)	$402,118	1.33	%(9)(12)(14)	1.34%	(0.40	)%(14)	21%
4/1/15 to 3/31/16	14.23	(0.05)	0.13	0.08	—	(0.65)	(0.65)	(0.57)	13.66	0.39	401,617	1.30	(12)	1.30	(0.32)	20
4/1/14 to 3/31/15	12.41	(0.03)	2.40	2.37	—	(0.55)	(0.55)	1.82	14.23	19.29	433,635	1.28	(12)	1.28	(0.22)	28
4/1/13 to 3/31/14	10.45	(0.01)	2.00	1.99	(0.03)	—	(0.03)	1.96	12.41	19.11	399,131	1.28	(12)	1.28	(0.11)	26
4/1/12 to 3/31/13	10.05	0.03	0.37	0.40	—	—	—	0.40	10.45	3.98	373,069	1.34	(12)	1.34	0.31	20

Class C
4/1/16 to 3/31/17	$11.27	(0.13)	1.33	1.20	—	(1.15)	(1.15)	0.05	$11.32	11.47	%(14)	$13,345	2.08	%(9)(12)(14)	2.09%	(1.16	)%(14)	21%
4/1/15 to 3/31/16	11.93	(0.12)	0.11	(0.01)	—	(0.65)	(0.65)	(0.66)	11.27	(0.31)	19,832	2.05	(12)	2.06	(1.07)	20
4/1/14 to 3/31/15	10.57	(0.11)	2.02	1.91	—	(0.55)	(0.55)	1.36	11.93	18.28	11,999	2.02	(12)	2.02	(0.97)	28
4/1/13 to 3/31/14	8.94	(0.08)	1.71	1.63	—	—	—	1.63	10.57	18.23	6,329	2.03	(12)	2.03	(0.86)	26
4/1/12 to 3/31/13	8.66	(0.04)	0.32	0.28	—	—	—	0.28	8.94	3.23	5,993	2.09	(12)	2.09	(0.44)	20

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
KAR Capital Growth
Fund (Continued)
Class I
4/1/16 to 3/31/17	$14.00	(0.01)	1.68	1.67	—	(1.15)	(1.15)	0.52	$14.52	12.61	%(14)	$10,180	1.08	%(9)(12)(14)	1.09%	(0.15	)%(14)	21%
4/1/15 to 3/31/16	14.53	(0.01)	0.13	0.12	—	(0.65)	(0.65)	(0.53)	14.00	0.66		8,227	1.05	(12)	1.05	(0.07)		20
4/1/14 to 3/31/15	12.64	— (5)	2.44	2.44	—	(0.55)	(0.55)	1.89	14.53	19.50		8,595	1.02	(12)	1.02	0.03		28
4/1/13 to 3/31/14	10.64	0.02	2.04	2.06	(0.06)	—	(0.06)	2.00	12.64	19.45		5,532	1.03	(12)	1.03	0.14		26
4/1/12 to 3/31/13	10.21	0.06	0.37	0.43	—	—	—	0.43	10.64	4.21		5,650	1.09	(12)	1.09	0.57		20
KAR Global Quality
Dividend Fund
Class A
4/1/16 to 3/31/17	$15.09	0.20	1.66	1.86	(0.14)	—	(0.14)	1.72	$16.81	12.42%		$46,670	1.36	%(9)	1.48%	1.29%		119%
4/1/15 to 3/31/16	15.40	0.14	(0.37)	(0.23)	(0.08)	—	(0.08)	(0.31)	15.09	(1.53)		50,081	1.35		1.44	0.94		25
4/1/14 to 3/31/15	13.93	0.10	1.49	1.59	(0.12)	—	(0.12)	1.47	15.40	11.45		55,215	1.35		1.42	0.71		56
4/1/13 to 3/31/14	11.96	0.10	1.98	2.08	(0.11)	—	(0.11)	1.97	13.93	17.50		49,275	1.35		1.43	0.81		23
4/1/12 to 3/31/13	10.76	0.13	1.18	1.31	(0.11)	—	(0.11)	1.20	11.96	12.36		48,193	1.35		1.47	1.19		32

Class C
4/1/16 to 3/31/17	$14.68	0.08	1.62	1.70	—	—	—	1.70	$16.38	11.58%		$6,950	2.11	%(9)	2.23%	0.54%		119%
4/1/15 to 3/31/16	15.03	0.01	(0.35)	(0.34)	(0.01)	—	(0.01)	(0.35)	14.68	(2.26)		8,211	2.10		2.18	0.10		25
4/1/14 to 3/31/15	13.67	0.01	1.43	1.44	(0.08)	—	(0.08)	1.36	15.03	10.64		20,383	2.10		2.16	0.07		56
4/1/13 to 3/31/14	11.77	0.01	1.94	1.95	(0.05)	—	(0.05)	1.90	13.67	16.56		3,803	2.10		2.18	0.05		23
4/1/12 to 3/31/13	10.60	0.04	1.18	1.22	(0.05)	—	(0.05)	1.17	11.77	11.57		3,452	2.10		2.23	0.42		32

Class I
4/1/16 to 3/31/17	$15.12	0.25	1.65	1.90	(0.18)	—	(0.18)	1.72	$16.84	12.66%		$7,096	1.11	%(9)	1.23%	1.59%		119%
4/1/15 to 3/31/16	15.40	0.17	(0.35)	(0.18)	(0.10)	—	(0.10)	(0.28)	15.12	(1.21)		6,496	1.10		1.18	1.15		25
4/1/14 to 3/31/15	13.93	0.14	1.49	1.63	(0.16)	—	(0.16)	1.47	15.40	11.72		9,776	1.10		1.17	0.96		56
4/1/13 to 3/31/14	11.97	0.13	1.97	2.10	(0.14)	—	(0.14)	1.96	13.93	17.70		9,546	1.10		1.18	0.99		23
4/1/12 to 3/31/13	10.76	0.20	1.15	1.35	(0.14)	—	(0.14)	1.21	11.97	12.73		30,360	1.10		1.12	1.73		32
KAR Mid-Cap Core Fund
Class A
4/1/16 to 3/31/17	$22.60	(0.08)	3.28	3.20	—	—	—	3.20	$25.80	14.16%		$20,615	1.26	%(8)(9)	1.55%	(0.32)%		28%
4/1/15 to 3/31/16	23.00	(0.06)	(0.20)	(0.26)	—	(0.14)	(0.14)	(0.40)	22.60	(1.14)		20,639	1.35		1.64	(0.27)		21
4/1/14 to 3/31/15	19.80	(0.07)	4.47	4.40	—	(1.20)	(1.20)	3.20	23.00	22.75		13,080	1.35		2.46	(0.34)		26
4/1/13 to 3/31/14	17.49	(0.06)	2.68	2.62	—	(0.31)	(0.31)	2.31	19.80	15.17		3,027	1.35		3.08	(0.31)		30
4/1/12 to 3/31/13	15.80	0.19	1.86	2.05	(0.25)	(0.11)	(0.36)	1.69	17.49	13.21		1,691	1.35		3.92	1.20		62

Class C
4/1/16 to 3/31/17	$21.57	(0.24)	3.12	2.88	—	—	—	2.88	$24.45	13.35%		$14,279	2.00	%(8)(9)	2.28%	(1.04)%		28%
4/1/15 to 3/31/16	22.12	(0.22)	(0.19)	(0.41)	—	(0.14)	(0.14)	(0.55)	21.57	(1.91)		6,670	2.10		2.38	(1.03)		21
4/1/14 to 3/31/15	19.23	(0.23)	4.32	4.09	—	(1.20)	(1.20)	2.89	22.12	21.84		4,363	2.10		2.83	(1.10)		26
4/1/13 to 3/31/14	17.12	(0.18)	2.60	2.42	—	(0.31)	(0.31)	2.11	19.23	14.32		209	2.10		3.84	(1.01)		30
4/1/12 to 3/31/13	15.50	0.06	1.83	1.89	(0.16)	(0.11)	(0.27)	1.62	17.12	12.42		226	2.10		4.70	0.36		62

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
KAR Mid-Cap Core
Fund (Continued)
Class I
4/1/16 to 3/31/17	$22.82	(0.01)	3.31	3.30	—	—	—	3.30	$26.12	14.46%		$50,922	0.99	%(8)(9)	1.26%	(0.02)%		28%
4/1/15 to 3/31/16	23.17	(0.01)	(0.20)	(0.21)	—	(0.14)	(0.14)	(0.35)	22.82	(0.92)		7,570	1.10		1.38	(0.03)		21
4/1/14 to 3/31/15	19.89	(0.03)	4.51	4.48	—	(1.20)	(1.20)	3.28	23.17	23.05		4,804	1.10		2.17	(0.16)		26
4/1/13 to 3/31/14	17.52	(0.01)	2.69	2.68	—	(0.31)	(0.31)	2.37	19.89	15.48		1,178	1.10		2.85	(0.08)		30
4/1/12 to 3/31/13	15.84	0.25	1.84	2.09	(0.30)	(0.11)	(0.41)	1.68	17.52	13.50		1,316	1.10		3.65	1.56		62
KAR Mid-Cap Growth Fund
Class A
4/1/16 to 3/31/17	$21.92	(0.16)	3.15	2.99	—	(0.35)	(0.35)	2.64	$24.56	13.81	%(14)	$80,648	1.41	%(9)(14)	1.52%	(0.75	)%(14)	20%
4/1/15 to 3/31/16	22.80	(0.18)	(0.36)	(0.54)	—	(0.34)	(0.34)	(0.88)	21.92	(2.51)		76,660	1.39		1.49	(0.84)		26
4/1/14 to 3/31/15	21.30	(0.15)	2.34	2.19	—	(0.69)	(0.69)	1.50	22.80	10.50		83,158	1.43	(8)	1.46	(0.71)		27
4/1/13 to 3/31/14	19.02	(0.15)	2.43	2.28	—	—	—	2.28	21.30	11.99		81,016	1.45		1.44	(0.74)		32
4/1/12 to 3/31/13	17.44	(0.08)	1.66	1.58	—	—	—	1.58	19.02	9.06		79,561	1.45		1.51	(0.49)		35

Class C
4/1/16 to 3/31/17	$18.09	(0.27)	2.59	2.32	—	(0.35)	(0.35)	1.97	$20.06	13.03	%(14)	$5,350	2.16	%(9)(14)	2.27%	(1.50	)%(14)	20%
4/1/15 to 3/31/16	19.02	(0.29)	(0.30)	(0.59)	—	(0.34)	(0.34)	(0.93)	18.09	(3.23)		5,319	2.14		2.24	(1.60)		26
4/1/14 to 3/31/15	18.01	(0.26)	1.96	1.70	—	(0.69)	(0.69)	1.01	19.02	9.68		5,976	2.18	(8)	2.21	(1.46)		27
4/1/13 to 3/31/14	16.21	(0.26)	2.06	1.80	—	—	—	1.80	18.01	11.10		5,233	2.20		2.19	(1.49)		32
4/1/12 to 3/31/13	14.97	(0.18)	1.42	1.24	—	—	—	1.24	16.21	8.28		4,850	2.20		2.26	(1.24)		35

Class I
4/1/16 to 3/31/17	$22.42	(0.11)	3.24	3.13	—	(0.35)	(0.35)	2.78	$25.20	14.13	%(14)	$3,872	1.16	%(9)(14)	1.27%	(0.50	)%(14)	20%
4/1/15 to 3/31/16	23.26	(0.13)	(0.37)	(0.50)	—	(0.34)	(0.34)	(0.84)	22.42	(2.24)		2,961	1.14		1.24	(0.60)		26
4/1/14 to 3/31/15	21.66	(0.10)	2.39	2.29	—	(0.69)	(0.69)	1.60	23.26	10.79		3,288	1.18	(8)	1.21	(0.46)		27
4/1/13 to 3/31/14	19.30	(0.10)	2.46	2.36	—	—	—	2.36	21.66	12.23		2,324	1.20		1.19	(0.49)		32
4/1/12 to 3/31/13	17.65	(0.04)	1.69	1.65	—	—	—	1.65	19.30	9.35		1,932	1.20		1.26	(0.24)		35
KAR Small-Cap Core Fund
Class A
4/1/16 to 3/31/17	$21.39	(0.07)	4.26	4.19	—	(1.37)	(1.37)	2.82	$24.21	20.26	%(14)	$62,122	1.37	%(9)(14)	1.37%	(0.31	)%(14)	24%
4/1/15 to 3/31/16	25.65	(0.05)	0.01	(0.04)	(0.05)	(4.17)	(4.22)	(4.26)	21.39	0.02		53,722	1.37		1.37	(0.21)		33
4/1/14 to 3/31/15	24.19	0.03	3.07	3.10	—	(1.64)	(1.64)	1.46	25.65	13.28		67,696	1.34		1.34	0.12		28
4/1/13 to 3/31/14	21.41	(0.02)	2.84	2.82	(0.03)	(0.01)	(0.04)	2.78	24.19	13.17		162,302	1.39		1.39	(0.09)		31
4/1/12 to 3/31/13	20.07	0.10	1.75	1.85	(0.18)	(0.33)	(0.51)	1.34	21.41	9.64		143,293	1.37		1.37	0.52		15	(11)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
KAR Small-Cap Core Fund (Continued)
Class C
4/1/16 to 3/31/17	$18.61	(0.21)	3.68	3.47	—	(1.37)	(1.37)	2.10	$20.71	19.39	%(14)	$44,789	2.12	%(9)(14)	2.12%	(1.10	)%(14)	24%
4/1/15 to 3/31/16	22.98	(0.19)	(0.01)	(0.20)	—	(4.17)	(4.17)	(4.37)	18.61	(0.73)		31,711	2.12		2.12	(0.95)		33
4/1/14 to 3/31/15	21.99	(0.11)	2.74	2.63	—	(1.64)	(1.64)	0.99	22.98	12.44		33,735	2.09		2.09	(0.50)		28
4/1/13 to 3/31/14	19.58	(0.18)	2.60	2.42	— (5)	(0.01)	(0.01)	2.41	21.99	12.35		33,437	2.14		2.14	(0.84)		31
4/1/12 to 3/31/13	18.38	(0.04)	1.61	1.57	(0.04)	(0.33)	(0.37)	1.20	19.58	8.84		27,641	2.12		2.12	(0.23)		15	(11)

Class I
4/1/16 to 3/31/17	$22.30	(0.03)	4.47	4.44	—	(1.37)	(1.37)	3.07	$25.37	20.57	%(14)	$338,491	1.12	%(9)(14)	1.12%	(0.11	)%(14)	24%
4/1/15 to 3/31/16	26.58	0.01	0.01	0.02	(0.13)	(4.17)	(4.30)	(4.28)	22.30	0.28		189,167	1.12		1.12	0.04		33
4/1/14 to 3/31/15	24.95	0.13	3.14	3.27	—	(1.64)	(1.64)	1.63	26.58	13.57		248,933	1.08		1.08	0.53		28
4/1/13 to 3/31/14	22.04	0.04	2.92	2.96	(0.04)	(0.01)	(0.05)	2.91	24.95	13.44		242,400	1.14		1.14	0.19		31
4/1/12 to 3/31/13	20.65	0.13	1.83	1.96	(0.24)	(0.33)	(0.57)	1.39	22.04	9.92		164,483	1.12		1.12	0.63		15	(11)

Class R6
4/1/16 to 3/31/17	$22.33	— (5)	4.48	4.48	—	(1.37)	(1.37)	3.11	$25.44	20.68	%(14)	$31,338	1.01	%(9)(14)	1.01%	0.01	%(14)	24%
4/1/15 to 3/31/16	26.59	0.07	(0.01)	0.06	(0.15)	(4.17)	(4.32)	(4.26)	22.33	0.41		20,811	1.01		1.02	0.33		33
11/12/14(7) to 3/31/15	25.99	0.12	1.36	1.48	—	(0.88)	(0.88)	0.60	26.59	5.83	(4)	106	0.97	(3)	0.97 (3)	1.18	(3)	28	(13)
KAR Small-Cap Growth
Fund
Class A
4/1/16 to 3/31/17	$17.67	(0.14)	4.14	4.00	—	(0.55)	(0.55)	3.45	$21.12	23.25	%(14)	$184,302	1.50	%(9)(14)	1.51%	(0.73	)%(14)	21%
4/1/15 to 3/31/16	17.54	(0.10)	0.73	0.63	—	(0.50)	(0.50)	0.13	17.67	3.69		88,715	1.49		1.53	(0.59)		27
4/1/14 to 3/31/15	16.97	(0.13)	2.46	2.33	—	(1.76)	(1.76)	0.57	17.54	14.56		83,611	1.50		1.57	(0.76)		27
4/1/13 to 3/31/14	14.92	(0.15)	2.68	2.53	—	(0.48)	(0.48)	2.05	16.97	17.15		94,902	1.50		1.56	(0.93)		23
4/1/12 to 3/31/13	12.95	(0.03)	2.00	1.97	—	—	—	1.97	14.92	15.21		70,107	1.61	(8)	1.67	(0.24)		24

Class C
4/1/16 to 3/31/17	$16.30	(0.26)	3.79	3.53	—	(0.55)	(0.55)	2.98	$19.28	22.30	%(14)	$58,327	2.26	%(9)(14)	2.26%	(1.49	)%(14)	21%
4/1/15 to 3/31/16	16.33	(0.21)	0.68	0.47	—	(0.50)	(0.50)	(0.03)	16.30	2.97		19,525	2.25		2.28	(1.34)		27
4/1/14 to 3/31/15	16.03	(0.24)	2.30	2.06	—	(1.76)	(1.76)	0.30	16.33	13.68		15,594	2.25		2.32	(1.51)		27
4/1/13 to 3/31/14	14.22	(0.26)	2.55	2.29	—	(0.48)	(0.48)	1.81	16.03	16.29		13,298	2.25		2.31	(1.68)		23
4/1/12 to 3/31/13	12.44	(0.12)	1.90	1.78	—	—	—	1.78	14.22	14.31		7,555	2.36	(8)	2.42	(0.96)		24

Class I
4/1/16 to 3/31/17	$17.89	(0.10)	4.21	4.11	—	(0.55)	(0.55)	3.56	$21.45	23.59	%(14)	$489,593	1.26	%(9)(14)	1.26%	(0.50	)%(14)	21%
4/1/15 to 3/31/16	17.70	(0.05)	0.74	0.69	—	(0.50)	(0.50)	0.19	17.89	4.00		98,270	1.25		1.29	(0.31)		27
4/1/14 to 3/31/15	17.08	(0.08)	2.46	2.38	—	(1.76)	(1.76)	0.62	17.70	14.83		35,058	1.25		1.32	(0.47)		27
4/1/13 to 3/31/14	14.98	(0.11)	2.69	2.58	—	(0.48)	(0.48)	2.10	17.08	17.42		20,685	1.25		1.30	(0.68)		23
4/1/12 to 3/31/13	12.96	(0.01)	2.03	2.02	—	—	—	2.02	14.98	15.59		10,026	1.36	(8)	1.42	(0.04)		24

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
KAR Small-Cap Value
Fund
Class A
4/1/16 to 3/31/17	$15.67	0.22	3.16	3.38	(0.26)	(1.18)	(1.44)	1.94	$17.61	22.86%		$89,050	1.32	%(9)(12)	1.32%		1.35%		22%
4/1/15 to 3/31/16	16.61	0.07	0.07	0.14	(0.10)	(0.98)	(1.08)	(0.94)	15.67	0.94		71,280	1.30	(12)	1.30		0.49		15
4/1/14 to 3/31/15	16.74	0.09	1.38	1.47	(0.03)	(1.57)	(1.60)	(0.13)	16.61	9.33		74,738	1.28	(6)	1.28		0.54		24
4/1/13 to 3/31/14	13.91	0.04	2.84	2.88	(0.05)	—	(0.05)	2.83	16.74	20.78		137,496	1.32	(6)	1.32		0.24		24
4/1/12 to 3/31/13	13.22	0.16	0.78	0.94	(0.25)	—	(0.25)	0.69	13.91	7.37		118,376	1.42	(6)	1.34		1.29		16	(11)

Class C
4/1/16 to 3/31/17	$15.45	0.10	3.11	3.21	(0.13)	(1.18)	(1.31)	1.90	$17.35	21.95%		$29,416	2.07	%(9)(12)	2.07%		0.65%		22%
4/1/15 to 3/31/16	16.41	(0.04)	0.06	0.02	—	(0.98)	(0.98)	(0.96)	15.45	0.17		23,602	2.05	(12)	2.05		(0.26)		15
4/1/14 to 3/31/15	16.65	(0.02)	1.35	1.33	—	(1.57)	(1.57)	(0.24)	16.41	8.49		25,634	2.03	(6)	2.03		(0.12)		24
4/1/13 to 3/31/14	13.89	(0.08)	2.84	2.76	—	—	—	2.76	16.65	19.87		27,132	2.07	(6)	2.07		(0.52)		24
4/1/12 to 3/31/13	13.20	0.07	0.77	0.84	(0.15)	—	(0.15)	0.69	13.89	6.57		23,793	2.17	(6)	2.09		0.56		16	(11)

Class I
4/1/16 to 3/31/17	$15.69	0.26	3.17	3.43	(0.32)	(1.18)	(1.50)	1.93	$17.62	23.20%		$242,661	1.07	%(9)(12)	1.07%		1.63%		22%
4/1/15 to 3/31/16	16.64	0.11	0.07	0.18	(0.15)	(0.98)	(1.13)	(0.95)	15.69	1.17		144,487	1.05	(12)	1.05		0.74		15
4/1/14 to 3/31/15	16.77	0.16	1.35	1.51	(0.07)	(1.57)	(1.64)	(0.13)	16.64	9.59		163,082	1.03	(6)	1.03		0.97		24
4/1/13 to 3/31/14	13.92	0.08	2.84	2.92	(0.07)	—	(0.07)	2.85	16.77	21.06		104,149	1.07	(6)	1.07		0.49		24
4/1/12 to 3/31/13	13.23	0.15	0.82	0.97	(0.28)	—	(0.28)	0.69	13.92	7.64		91,502	1.17	(6)	1.10		1.19		16	(11)

Class R6
11/3/16(7) to 3/31/17	$14.90	0.05	3.15	3.20	(0.22)	(0.25)	(0.47)	2.73	$17.63	21.58	%(4)	$122	0.98	%(3)(12)	0.98	%(3)	0.68	%(3)	22	%(15)
Rampart Enhanced
Core Equity Fund
Class A
4/1/16 to 3/31/17	$18.14	0.15	2.68	2.83	(0.22)	(0.48)	(0.70)	2.13	$20.27	15.85	%(14)	$113,442	1.26	%(9)(14)	1.40%		0.81	%(14)	496%
4/1/15 to 3/31/16	20.97	0.14	0.56	0.70	(0.15)	(3.38)	(3.53)	(2.83)	18.14	4.02		101,113	1.25		1.38		0.74		312
4/1/14 to 3/31/15	21.94	0.17	1.84	2.01	(0.08)	(2.90)	(2.98)	(0.97)	20.97	9.75		116,725	1.25		1.36		0.82		345
4/1/13 to 3/31/14	19.51	0.14	4.02	4.16	(0.10)	(1.63)	(1.73)	2.43	21.94	21.84		111,074	1.25		1.39		0.66		283
4/1/12 to 3/31/13	17.93	0.09	1.53	1.62	(0.04)	—	(0.04)	1.58	19.51	9.12		100,976	1.25		1.44		0.52		65

Class C
4/1/16 to 3/31/17	$16.48	0.01	2.44	2.45	(0.01)	(0.48)	(0.49)	1.96	$18.44	15.01	%(14)	$37,269	2.00	%(9)(14)	2.15%		0.04	%(14)	496%
4/1/15 to 3/31/16	19.42	— (5)	0.51	0.51	(0.07)	(3.38)	(3.45)	(2.94)	16.48	3.27		36,236	2.00		2.13		0.01		312
4/1/14 to 3/31/15	20.60	0.01	1.72	1.73	(0.01)	(2.90)	(2.91)	(1.18)	19.42	8.91		37,312	2.00		2.12		0.06		345
4/1/13 to 3/31/14	18.46	(0.02)	3.81	3.79	(0.02)	(1.63)	(1.65)	2.14	20.60	20.93		27,930	2.00		2.14		(0.09)		283
4/1/12 to 3/31/13	17.05	(0.04)	1.45	1.41	—	—	—	1.41	18.46	8.27		24,782	2.00		2.19		(0.23)		65

Class I
4/1/16 to 3/31/17	$18.13	0.21	2.66	2.87	(0.30)	(0.48)	(0.78)	2.09	$20.22	16.16	%(14)	$21,011	1.01	%(9)(14)	1.15%		1.13	%(14)	496%
4/1/15 to 3/31/16	20.96	0.21	0.53	0.74	(0.19)	(3.38)	(3.57)	(2.83)	18.13	4.25		11,991	1.00		1.13		1.13		312
4/1/14 to 3/31/15	21.90	0.22	1.85	2.07	(0.11)	(2.90)	(3.01)	(0.94)	20.96	10.06		8,969	1.00		1.11		1.05		345
4/1/13 to 3/31/14	19.48	0.19	4.01	4.20	(0.15)	(1.63)	(1.78)	2.42	21.90	22.12		11,291	1.00		1.14		0.90		283
4/1/12 to 3/31/13	17.91	0.14	1.51	1.65	(0.08)	—	(0.08)	1.57	19.48	9.28		11,589	1.00		1.17		0.78		65

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(10)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Tactical Allocation Fund
Class A
4/1/16 to 3/31/17	$8.44	0.17	0.56	0.73	(0.15)	(0.69)	(0.84)	(0.11)	$8.33	9.20	%(14)	$137,388	1.37	%(9)(14)	1.38%	1.86	%(14)	104%
4/1/15 to 3/31/16	9.75	0.20	(0.88)	(0.68)	(0.17)	(0.46)	(0.63)	(1.31)	8.44	(7.36)		147,546	1.32		1.33	2.25		81
4/1/14 to 3/31/15	10.06	0.21	0.15	0.36	(0.20)	(0.47)	(0.67)	(0.31)	9.75	3.60		180,435	1.30		1.30	2.09		69
4/1/13 to 3/31/14	9.88	0.22	1.13	1.35	(0.21)	(0.96)	(1.17)	0.18	10.06	14.84		195,509	1.29		1.29	2.22		61
4/1/12 to 3/31/13	9.47	0.21	0.53	0.74	(0.22)	(0.11)	(0.33)	0.41	9.88	8.00		186,662	1.30		1.30	2.26		94

Class C
4/1/16 to 3/31/17	$8.64	0.11	0.57	0.68	(0.08)	(0.69)	(0.77)	(0.09)	$8.55	8.37	%(14)	$4,378	2.11	%(9)(14)	2.13%	1.13	%(14)	104%
4/1/15 to 3/31/16	9.96	0.14	(0.90)	(0.76)	(0.10)	(0.46)	(0.56)	(1.32)	8.64	(8.02)		5,460	2.07		2.08	1.51		81
4/1/14 to 3/31/15	10.27	0.13	0.16	0.29	(0.13)	(0.47)	(0.60)	(0.31)	9.96	2.81		6,328	2.04		2.04	1.29		69
4/1/13 to 3/31/14	10.07	0.15	1.15	1.30	(0.14)	(0.96)	(1.10)	0.20	10.27	13.90		3,785	2.04		2.04	1.46		61
4/1/12 to 3/31/13	9.65	0.15	0.53	0.68	(0.15)	(0.11)	(0.26)	0.42	10.07	7.17		3,021	2.05		2.05	1.51		94

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005 per share.
(6)	See Note 3D in the Notes to Financial Statements for information on recapture of expenses previously waived.
(7)	Inception date.
(8)	Represents a blended ratio.
(9)	Net expense ratio includes extraordinary proxy expenses.
(10)	Each Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(11)	Portfolio turnover calculation excludes security transactions distributed as a result of a redemption-in-kind.
(12)	The Fund is currently under its expense limitation.
(13)	Portfolio turnover is representative of the Fund for the entire year ended March 31, 2015.
(14)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets as follows:

	Class A	Class C	Class I	Class R6
Contrarian Value Fund*	—	—	—	—
KAR Capital Growth Fund	0.06%	0.05%	0.06%	N/A
KAR Mid-Cap Growth Fund	0.05%	0.05%	0.05%	N/A
KAR Small-Cap Core Fund*	—	—	—	—
KAR Small-Cap Growth Fund*	—	—	—	N/A
Rampart Enhanced Core Equity Fund*	—	—	—	N/A
Tactical Allocation Fund	0.08%	0.08%	N/A	N/A

*	Amount is less than 0.005%

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:

	Class A	Class C	Class I	Class R6
Contrarian Value Fund*	—	—	—	—
KAR Capital Growth Fund	0.06%	0.06%	0.06%	N/A
KAR Mid-Cap Growth Fund	0.05%	0.05%	0.05%	N/A
KAR Small-Cap Core Fund*	—	—	—	—
KAR Small-Cap Growth Fund*	—	—	—	N/A
Rampart Enhanced Core Equity Fund*	—	—	—	N/A
Tactical Allocation Fund	0.08%	0.08%	N/A	N/A

*	Amount is less than 0.005%

See Note 13 in Notes to Financial Statements for a further explanation on the custody fees reimbursed.

(15)	Portfolio turnover is representative of the Fund for the entire year ended March 31, 2017.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

Note	1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which 10 (the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined on the respective Fund’s summary page. There is no guarantee that the Funds will achieve their objectives.

All of the Funds offer Class A shares and Class C shares. All Funds with the exception of the Tactical Allocation Fund offer Class I shares. Class R6 shares are offered by the Contrarian Value Fund, KAR Small-Cap Core Fund and KAR Small-Cap Value Fund. Effective March 6, 2017, all Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares could be purchased by existing shareholders through qualifying transactions.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Prior to March 6, 2017, Class B shares were sold with a CDSC, which declined from 5% to zero depending on the period of time the shares were held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC. Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low balance account fees” in each Fund’s Statements of Operations for the period, as applicable.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service (12b-1) fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each Class of shares.

Note	2. Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the NYSE, generally 4 p.m. Eastern time) that may impact the value of

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear each Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

G.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
At March 31, 2017, all loan agreements held by the Funds are assignment loans.

H.	When-Issued and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Securities Lending

($ reported in thousands)

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At March 31, 2017, the following Funds had securities on loan:

	Market Value	Cash Collateral
Contrarian Value Fund	$8,565	$8,826
KAR Global Quality Dividend Fund	7,416	7,552
KAR Mid-Cap Core Fund	1,817	1,866
KAR Small-Cap Core Fund	10,918	11,114

At March 31, 2017, the KAR Capital Growth Fund, KAR Mid-Cap Growth Fund, KAR Small-Cap Growth Fund, and Tactical Allocation Fund did not have any securities on loan.

J.	Earnings Credit and Interest

Through arrangements with each Fund’s custodian, each Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Fund’s custody expenses. The credits are reflected as “Earnings credit from custodian” and the interest is reflected under “Interest income” in each Fund’s Statements of Operations for the period, as applicable.

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by certain Funds.

Options Contracts: An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or sector advance. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use options contracts to hedge against changes in the values of equities.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in unaffiliated securities at value” in the Statements of Assets and Liabilities. Options written are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on unaffiliated investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statements of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on unaffiliated investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statements of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

The Rampart Enhanced Core Equity Fund invests in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.

Written options transactions held by Rampart Enhanced Core Equity Fund, during the period ended March 31, 2017, were as follows:

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at March 31, 2016	992	$45	992	$325
Options written	32,878	2,026	32,878	10,439
Options closed	(26,014)	(1,545)	(24,679)	(7,951)
Options expired	(6,142)	(396)	(7,477)	(2,285)
Options exercised	—	—	—	—

Written Options outstanding at March 31, 2017	1,714	$130	1,714	$528

The following is a summary of the Rampart Enhanced Core Equity Fund’s derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of March 31, 2017:

Statements of Assets and Liabilities
Enhanced Core Equity
Assets: Purchased options at value	$141 (1)
Liabilities: Written options at value	(309)

Net asset (liability) balance	$(168)

Statements of Operations
	Enhanced Core Equity
Net realized gain (loss) on purchased options	$(5,243	)(2)
Net realized gain (loss) on written options	10,710
Net change in unrealized appreciation (depreciation) on purchased options	(70	)(3)
Net change in unrealized appreciation (depreciation) on written options	28

Total net realized and unrealized gain (loss) on purchased and written options	$5,425

(1)	Amount included in Investment in unaffiliated securities at value.
(2)	Amount included in Net realized gain (loss) on unaffiliated investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on unaffiliated investments.

For the period ended March 31, 2017, the average daily premiums paid by the Rampart Enhanced Core Equity Fund for purchased options were $165 and the average daily premiums received for written call options by the Rampart Enhanced Core Equity Fund were $(380).

Note	4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

KAR Small-Cap Core Fund	0.75%
KAR Small-Cap Value Fund	0.70

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
KAR Capital Growth Fund	0.70%	0.65%	0.60%
KAR Global Quality Dividend Fund	0.75	0.70	0.65
KAR Mid-Cap Core Fund	0.80	0.75	0.70
Rampart Enhanced Core Equity Fund	0.75	0.70	0.65
Tactical Allocation Fund	0.70	0.65	0.60

	First $400 Million	$400+ Million through $1 Billion	$1+ Billion
KAR Small-Cap Growth Fund	0.90%	0.85%	0.80%

	First $500 Million	Over $500 Million
KAR Mid-Cap Growth Fund	0.80%	0.70%

	First $1 Billion	Over $1 Billion
Contrarian Value Fund	0.75%	0.70%

During the period covered by these financial statements, the Tactical Allocation Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Virtus Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $12. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in “Less expenses reimbursed and/or waived by investment adviser” in the Statements of Operations.

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser	Fund	Subadviser
Contrarian Value Fund	Sasco Capital, Inc.	KAR Small-Cap Growth Fund	Kayne(1)(2)
KAR Capital Growth Fund	Kayne(1)(2)	KAR Small-Cap Value Fund	Kayne(1)(2)
KAR Global Quality Dividend Fund	Kayne(1)(2)	Rampart Enhanced Core Equity Fund	Rampart Investment Management Company, LLC(2)
KAR Mid-Cap Core Fund	Kayne(1)(2)	Tactical Allocation Fund (Domestic Equity Portfolio)	Kayne(1)(2)(4)
KAR Mid-Cap Growth Fund	Kayne(1)(2)	Tactical Allocation Fund (International Equity Portfolio)	DPIM(2)(3)(4)
KAR Small-Cap Core Fund	Kayne(1)(2)	Tactical Allocation Fund (Fixed Income Portfolio)	Newfleet Asset Management, LLC(2)

(1)	Kayne Anderson Rudnick Investment Management, LLC.
(2)	An indirect, wholly owned subsidiary of Virtus.
(3)	Duff & Phelps Investment Management Co.
(4)	Prior to September 7, 2016, subadviser was Euclid Advisors LLC.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any), so that such expenses do not exceed the following percentages of the average annual daily net asset values for the following Funds.

	Class A	Class C	Class I	Class R6		Through Date
Contrarian Value Fund‡	1.48%	2.23%	1.23%	1.06	%**	4/30/18
KAR Capital Growth Fund‡	1.47	2.22	1.22	N/A		4/30/18
KAR Global Quality Dividend Fund	1.35	2.10	1.10	N/A		4/30/18
KAR Mid-Cap Core Fund*	1.20	1.95	0.95	N/A		4/30/18
KAR Mid-Cap Growth Fund	1.40	2.15	1.15	N/A		4/30/18
KAR Small-Cap Growth Fund	1.50	2.25	1.25	N/A		4/30/18
KAR Small-Cap Value Fund‡	1.42	2.17	1.17	1.06		4/30/18
Rampart Enhanced Core Equity Fund	1.25	2.00	1.00	N/A		4/30/18

*	Effective July 29, 2016. For the period of September 1, 2015 to July 28, 2016, the expense cap were as follows for Class A, Class C, and Class I respectively: 1.35%, 2.10%, and 1.10%.
**	Prior to November 1, 2016, the expense cap was 1.10%.
‡	Fund expenses are currently below the capped level.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three years after the date in which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2018	2019	2020	Total
KAR Global Quality Dividend Fund	$45	$62	72	$179
KAR Mid-Cap Core Fund	77	79	158	314
KAR Mid-Cap Growth Fund	24	76	91	191
KAR Small-Cap Growth Fund	73	53	51	177
Rampart Enhanced Core Equity Fund	175	202	215	592

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect, wholly owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended March 31, 2017, it retained net commissions of $1,771 for Class A shares and CDSC of $10, —(1) and $16 for Class A shares, Class B and Class C shares, respectively.

In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class C shares 1.00%; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	Amount is less than $500.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Trust.

For the period ended March 31, 2017, the Funds incurred administration fees totaling $2,200 which are included in the Statements of Operations.

For the period ended March 31, 2017, the Funds incurred transfer agent fees totaling $2,827 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

($ reported in thousands)

At March 31, 2017, Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
KAR Capital Growth Fund
Class A	13	$—	(1)
KAR Small-Cap Value Fund
Class R6	6,896	122

(1)	Amount is less than $500.

H.	Investments in Affiliates

A summary of the Tactical Allocation Fund’s total long-term and short-term purchases and sales of the affiliated underlying fund during the period ended March 31, 2017, is as follows:

	Value, beginning of period	Purchases	Sales	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Credit Opportunities Fund	$1,695	$—	$—	$1,771	$74	$—

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at March 31, 2017.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Note	5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, written options, and short-term securities) during the period ended March 31, 2017, were as follows:

	Purchases	Sales
Contrarian Value Fund	$33,412	$131,860
KAR Capital Growth Fund	89,625	148,467
KAR Global Quality Dividend Fund	74,426	85,047
KAR Mid-Cap Core Fund	56,462	15,648
KAR Mid-Cap Growth Fund	17,155	24,530
KAR Small-Cap Core Fund	155,745	84,041
KAR Small-Cap Growth Fund	431,249	76,818
KAR Small-Cap Value Fund	126,573	61,328
Rampart Enhanced Core Equity Fund	792,847	788,333
Tactical Allocation Fund	148,538	164,474

The Tactical Allocation Fund had purchases of $2,467 and sales of $4,788 of long-term U.S. Government and agency securities during the period ended March 31, 2017.

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Contrarian Value Fund				KAR Capital Growth Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	235	$7,988	497	$16,061	403	$5,482	692	$9,635
Conversion from Class B shares(3)	—	—	—	—	43	602	—	—
Reinvestment of distributions	17	559	17	628	2,208	28,727	1,224	17,438
Shares repurchased	(1,471)	(50,190)	(2,361)	(76,153)	(3,521)	(48,786)	(3,003)	(41,883)

Net Increase / (Decrease)	(1,219)	$(41,643)	(1,847)	$(59,464)	(867)	$(13,975)	(1,087)	$(14,810)

Class B
Sale of shares	—	$—	—	$—	— (1)	— (2)	2	$17
Reinvestment of distributions	—	—	—	—	6	67	8	98
Shares repurchased	—	—	—	—	(78)	(902)	(69)	(799)
Conversion to Class A shares(3)	—	—	—	—	(54)	(602)	—	—

Net Increase / (Decrease)	—	$—	—	$—	(126)	$(1,437)	(59)	$(684)

Class C
Sale of shares	28	$920	38	$1,236	88	$972	1,249	$14,657
Reinvestment of distributions	— (1)	5	1	38	109	1,140	68	810
Shares repurchased	(338)	(11,101)	(564)	(17,436)	(777)	(8,801)	(564)	(6,362)

Net Increase / (Decrease)	(310)	$(10,176)	(525)	$(16,162)	(580)	$(6,689)	753	$9,105

Class I
Sale of shares	478	$16,400	657	$21,130	272	$3,894	171	$2,422
Reinvestment of distributions	28	945	25	890	47	637	23	338
Shares repurchased	(1,646)	(56,035)	(2,219)	(71,603)	(206)	(2,908)	(198)	(2,764)

Net Increase / (Decrease)	(1,140)	$(38,690)	(1,537)	$(49,583)	113	$1,623	(4)	$(4)

Class R6
Sale of shares	28	$935	176	$5,841	—	$—	—	$—
Reinvestment of distributions	1	45	— (1)	17	—	—	—	—
Shares repurchased	(96)	(3,230)	(27)	(853)	—	—	—	—

Net Increase / (Decrease)	(67)	$(2,250)	149	$5,005	—	$—	—	$—

(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statements for more information.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

	KAR Global Quality Dividend Fund				KAR Mid-Cap Core Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	128	$1,985	328	$4,631	860	$20,379	557	$12,394
Reinvestment of distributions	29	451	16	245	—	—	4	95
Shares repurchased	(700)	(11,095)	(611)	(9,094)	(974)	(23,609)	(217)	(4,737)

Net Increase / (Decrease)	(543)	$(8,659)	(267)	$(4,218)	(114)	$(3,230)	344	$7,752

Class C
Sale of shares	59	$906	116	$1,660	409	$9,372	195	$4,179
Reinvestment of distributions	—	—	1	11	—	—	2	35
Shares repurchased	(194)	(2,981)	(914)	(12,980)	(134)	(3,029)	(85)	(1,754)

Net Increase / (Decrease)	(135)	$(2,075)	(797)	$(11,309)	275	$6,343	112	$2,460

Class I
Sale of shares	94	$1,535	45	$667	1,943	$47,890	279	$6,180
Reinvestment of distributions	4	68	3	52	—	—	2	41
Shares repurchased	(107)	(1,701)	(253)	(3,772)	(325)	(7,950)	(156)	(3,412)

Net Increase / (Decrease)	(9)	$(98)	(205)	$(3,053)	1,618	$39,940	125	$2,809

	KAR Mid-Cap Growth Fund				KAR Small-Cap Core Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	127	$2,897	134	$2,958	1,507	$34,529	436	$9,529
Conversion from Class B shares(3)	6	156	—	—	—	—	—	—
Reinvestment of distributions	48	1,082	49	1,143	153	3,396	443	9,802
Shares repurchased	(396)	(9,112)	(332)	(7,279)	(1,606)	(37,256)	(1,006)	(22,255)

Net Increase / (Decrease)	(215)	$(4,977)	(149)	$(3,178)	54	$669	(127)	$(2,924)

Class B
Sale of shares	—	— (2)	— (1)	$— (2)	—	$—	—	$—
Reinvestment of distributions	— (1)	3	— (1)	9	—	—	—	—
Shares repurchased	(10)	(196)	(14)	(262)	—	—	—	—
Conversion to Class A shares(3)	(8)	(156)	—	—	—	—	—	—

Net Increase / (Decrease)	(18)	$(349)	(14)	$(253)	—	$—	—	$—

Class C
Sale of shares	89	$1,704	71	$1,340	778	$15,284	295	$5,978
Reinvestment of distributions	5	89	5	94	123	2,351	301	5,822
Shares repurchased	(121)	(2,259)	(96)	(1,721)	(442)	(8,547)	(360)	(7,311)

Net Increase / (Decrease)	(27)	$(466)	(20)	$(287)	459	$9,088	236	$4,489

Class I
Sale of shares	47	$1,092	25	$586	7,980	$188,854	1,981	$46,483
Reinvestment of distributions	2	47	2	49	571	13,259	1,417	32,670
Shares repurchased	(27)	(638)	(36)	(806)	(3,695)	(86,856)	(4,279)	(101,680)

Net Increase / (Decrease)	22	$501	(9)	$(171)	4,856	$115,257	(881)	$(22,527)

Class R6
Sale of shares	—	$—	—	$—	446	$10,598	890	$21,755
Reinvestment of distributions	—	—	—	—	62	1,435	97	2,115
Shares repurchased	—	—	—	—	(208)	(4,894)	(59)	(1,307)

Net Increase/ (Decrease)	—	$—	—	$—	300	$7,139	928	$22,563

(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statement for more information.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

	KAR Small-Cap Growth Fund				KAR Small-Cap Value Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	9,213	$178,982	1,110	$18,446	1,626	$26,711	572	$8,621
Reinvestment of distributions	186	3,272	129	2,236	396	6,244	285	4,445
Shares repurchased	(5,694)	(115,942)	(987)	(16,297)	(1,515)	(24,855)	(808)	(12,177)

Net Increase / (Decrease)	3,705	$66,312	252	$4,385	507	$8,100	49	$889

Class C
Sale of shares	2,108	$37,801	377	$5,896	417	$6,683	95	$1,426
Reinvestment of distributions	44	711	29	470	123	1,918	88	1,357
Shares repurchased	(325)	(5,799)	(163)	(2,491)	(373)	(5,888)	(217)	(3,265)

Net Increase / (Decrease)	1,827	$32,713	243	$3,875	167	$2,713	(34)	$(482)

Class I
Sale of shares	22,582	$452,219	4,526	$76,763	8,261	$134,255	2,300	$34,828
Reinvestment of distributions	170	3,037	60	1,032	1,006	15,898	680	10,585
Shares repurchased	(5,416)	(106,659)	(1,075)	(17,938)	(4,704)	(76,451)	(3,573)	(53,640)

Net Increase / (Decrease)	17,336	$348,597	3,511	$59,857	4,563	$73,702	(593)	$(8,227)

Class R6
Sale of Shares	—	$—	—	$—	7	$100	—	$—
Reinvestment of distributions	—	—	—	—	— (1)	3	—	—
Shares repurchased	—	—	—	—	—	—	—	—

Net Increase / (Decrease)	—	$—	—	$—	7	$103	—	$—

	Rampart Enhanced Core Equity Fund				Tactical Allocation Fund
	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2017		Year Ended March 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	750	$14,419	681	$12,511	131	$1,089	403	$3,817
Conversion from Class B shares(3)	—	—	—	—	12	97	—	—
Reinvestment of distributions	191	3,644	1,027	18,016	1,531	12,254	1,131	10,398
Shares repurchased	(920)	(17,539)	(1,698)	(30,024)	(2,669)	(22,601)	(2,565)	(22,962)

Net Increase / (Decrease)	21	$524	10	$503	(995)	$(9,161)	(1,031)	$(8,747)

Class B
Sale of shares	—	$—	—	$—	— (1)	— (2)	— (1)	$— (2)
Reinvestment of distributions	—	—	—	—	1	11	2	19
Shares repurchased	—	—	—	—	(13)	(122)	(16)	(145)
Conversion to Class A shares(3)	—	—	—	—	(12)	(97)	—	—

Net Increase / (Decrease)	—	$—	~~—~~	$—	(24)	$(208)	(14)	$(126)

Class C
Sale of shares	402	$6,824	769	$13,346	63	$536	437	$4,258
Reinvestment of distributions	51	887	387	6,208	45	367	47	443
Shares repurchased	(630)	(10,821)	(878)	(14,585)	(228)	(1,972)	(487)	(4,357)

Net Increase / (Decrease)	(177)	$(3,110)	278	$4,969	(120)	$(1,069)	(3)	$344

Class I
Sale of shares	671	$12,576	318	$5,626	—	$—	—	$—
Reinvestment of distributions	38	713	80	1,413	—	—	—	—
Shares repurchased	(331)	(6,290)	(165)	(2,957)	—	—	—	—

Net Increase / (Decrease)	378	$6,999	233	$4,082	—	$—	—	$—

(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statements for more information.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Note	7. Borrowings

($ reported in thousands)

On June 29, 2016, the Funds and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Funds to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the Agreement. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Funds had no outstanding borrowings at any time during the period ended March 31, 2017.

Note	8. 10% Shareholders

At March 31, 2017, certain Funds had individual shareholder account(s), and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Contrarian Value Fund	16%	1*
KAR Mid-Cap Core Fund	37	2*
KAR Small-Cap Core Fund	21	1*
KAR Small-Cap Growth Fund	15	1*
KAR Small-Cap Value Fund	41	2*

*	None of the accounts are affiliated.

Note	9. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	10. Federal Income Tax Information

($ reported in thousands)

At March 31, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Contrarian Value Fund	$132,326	$76,865	$(8,819)	$68,046
KAR Capital Growth Fund	252,017	172,368	(1,944)	170,424
KAR Global Quality Dividend Fund	64,364	3,317	(572)	2,745
KAR Mid-Cap Core Fund	74,526	11,449	(1,587)	9,862
KAR Mid-Cap Growth Fund	58,577	32,883	(2,161)	30,722
KAR Small-Cap Core Fund	368,434	123,821	(12,097)	111,724
KAR Small-Cap Growth Fund	598,251	131,612	(4,488)	127,124
KAR Small-Cap Value Fund	261,328	104,331	(9,615)	94,716
Rampart Enhanced Core Equity Fund – Investments (including Purchased Options)	163,572	6,613	(85)	6,528
Rampart Enhanced Core Equity Fund – Written Options	(309)	—	—	—
Tactical Allocation Fund	132,638	10,524	(2,582)	7,942

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	Short-Term Capital Losses Expiring
	2018	2019	Total
Contrarian Value Fund	$6,080	$6,954	$13,034
KAR Small-Cap Growth Fund	191	—	191

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. KAR Small-Cap Growth Fund’s amounts include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Capital loss carryover may be subject to limits on use of losses.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

For the period ended March 31, 2017, the following Funds utilized losses deferred in prior years against current year capital gains:

Fund
Contrarian Value Fund	$3,164
KAR Global Quality Dividend Fund	15,211
KAR Mid-Cap Core Fund	132
KAR Small-Cap Core Fund	2,681
KAR Small-Cap Growth Fund	192
KAR Small-Cap Value Fund	4,655

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2017, the following Funds deferred and recognized qualified late year ordinary and captial losses:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Losses Deferred	Capital Losses Recognized
Contrarian Value Fund	$—	$—	$—	$3,167
KAR Capital Growth Fund	102	—	—	505
KAR Mid-Cap Core Fund	61	27	—	381
KAR Mid-Cap Growth Fund	125	161	—	312
KAR Small-Cap Growth Fund	1,088	245	2,700	—
Rampart Enhanced Core Equity Fund	—	—	—	5,455
Tactical Allocation Fund	—	96	611	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Contrarian Value Fund	$1,694	$—
KAR Capital Growth Fund	—	4,658
KAR Global Quality Dividend Fund	713	3,547
KAR Mid-Cap Core Fund	—	321
KAR Mid-Cap Growth Fund	—	440
KAR Small-Cap Core Fund	—	238
KAR Small-Cap Growth Fund	—	10
KAR Small-Cap Value Fund	266	13,457
Rampart Enhanced Core Equity Fund	13,638	1,191
Tactical Allocation Fund	48	259

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, losses deferred due to wash sales and other differences.

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The tax character of dividends and distributions paid during the period ended March 31, 2017 and 2016 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Contrarian Value Fund	2017	$1,795	$—	$1,795
	2016	1,801	—	1,801
KAR Capital Growth Fund	2017	—	33,520	33,520
	2016	—	20,462	20,462
KAR Global Quality Dividend Fund	2017	535	—	535
	2016	325	—	325
KAR Mid-Cap Core Fund	2017	—	—	—
	2016	—	171	171
KAR Mid-Cap Growth Fund	2017	—	1,330	1,330
	2016	—	1,392	1,392
KAR Small-Cap Core Fund	2017	—	21,910	21,910
	2016	1,322	53,275	54,597
KAR Small-Cap Growth Fund	2017	—	7,887	7,887
	2016	—	4,609	4,609
KAR Small-Cap Value Fund	2017	5,204	19,870	25,074
	2016	1,894	15,213	17,107
Rampart Enhanced Core Equity Fund	2017	3,502	2,164	5,666
	2016	13,131	14,686	27,817
Tactical Allocation Fund	2017	4,164	9,727	13,891
	2016	3,216	8,775	11,991

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAV of the Funds. As of March 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
KAR Capital Growth Fund	$(1,439)	$1,439	$—	(1)
KAR Global Quality Dividend Fund	— (1)	(3)	3
KAR Mid-Cap Core Fund	(144)	144	—	(1)
KAR Mid-Cap Growth Fund	(669)	669	—
KAR Small-Cap Core Fund	(866)	865	1
KAR Small-Cap Growth Fund	(618)	1,865	(1,247)
KAR Small-Cap Value Fund	— (1)	(2)	2
Rampart Enhanced Core Equity Fund	— (1)	(2)	2
Tactical Allocation Fund	— (1)	(168)	168

(1)	Amount is less than $500.

Note	11. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At March 31, 2017, the Tactical Allocation Fund’s aggregate value of illiquid securities was $172 or 0.1% of the Fund’s net assets. These securities have been identified on the Schedule of Investments.

At March 31, 2017, the Funds did not hold any securities that were both illiquid and restricted.

Note	12. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At March 31, 2017, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Contrarian Value Fund	Materials	27%
Contrarian Value Fund	Industrials	26
KAR Capital Growth Fund	Information Technology	37
KAR Capital Growth Fund	Consumer Discretionary	27
KAR Mid-Cap Growth Fund	Consumer Discretionary	28
KAR Mid-Cap Growth Fund	Information Technology	28
KAR Small-Cap Core Fund	Industrials	29
Rampart Enhanced Core Equity Fund	Financials	95

Note	13. Custody Fees Reimbursed

State Street Bank & Trust, custodian for some of the Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amounts reimbursed, including interest, are shown in the Statements of Operations under “Custody fees reimbursed”.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Note	14. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note	15. New Accounting Pronouncements

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note	16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Equity Trust and Shareholders of the Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Contrarian Value Fund, Virtus KAR Capital Growth Fund, Virtus KAR Global Quality Dividend Fund, Virtus KAR Mid-Cap Core Fund, Virtus KAR Mid-Cap Growth Fund, Virtus KAR Small-Cap Core Fund, Virtus KAR Small-Cap Growth Fund, Virtus KAR Small-Cap Value Fund, Virtus Rampart Enhanced Core Equity Fund, and Virtus Tactical Allocation Fund (each a fund of Virtus Equity Trust, hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2017

VIRTUS EQUITY TRUST

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2017

For the fiscal year ended March 31, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	QDI	DRD	LTCG
Contrarian Value Fund	100%	100%	$—
KAR Capital Growth Fund	—	—	37,114
KAR Global Quality Dividend Fund	100	100	3,547
KAR Mid-Cap Core Fund	—	—	321
KAR Mid-Cap Growth Fund	—	—	1,770
KAR Small-Cap Core Fund	—	—	10,307
KAR Small-Cap Growth Fund	—	—	732
KAR Small-Cap Value Fund	100	100	18,190
Rampart Enhanced Core Equity Fund	13	14	3,355
Tactical Allocation Fund	35	24	9,836

For the fiscal year ended March 31, 2017, the KAR Global Quality Dividend Fund recognized $424 ($ reported in thousands), of foreign source income on which the KAR Global Quality Dividend Fund paid foreign taxes of $30 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust, including Virtus Contrarian Value Fund, Virtus Enhanced Core Equity Fund (formerly known as Virtus Growth & Income Fund), Virtus Global Quality Dividend Fund (formerly known as Virtus Quality Large-Cap Value Fund), Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund, and Virtus Tactical Allocation Fund (individually and collectively, the “Funds”) of the Trust. At in-person meetings held on November 2, 2016 and November 16-17, 2016 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and each of the Subadvisers; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates with those of a group of funds with similar investment objective(s); (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator, transfer agent and distributor to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Funds prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to a Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2016.

Virtus Contrarian Value Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, and 5-year periods and outperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Enhanced Core Equity Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 5-year period and outperformed the median of its Performance Universe for the 1-, 3- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 3-, 5- and 10- year periods and outperformed the median of its Performance Universe for the 1-year period.

Virtus Mid-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3- and 5-year periods.

Virtus Mid-Cap Growth Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-year period and underperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Global Quality Dividend Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-year period.

Virtus Quality Small-Cap Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Small-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Small-Cap Sustainable Growth Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Strategic Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 5- and 10-year periods and outperformed the median of its Performance Universe for the 1- and 3-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

Virtus Tactical Allocation Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

With respect to certain Funds, including Virtus Contrarian Value Fund, Virtus Enhanced Core Equity Fund, Virtus Mid-Cap Growth Fund, Virtus Global Quality Dividend Fund, Virtus Strategic Growth Fund, and Virtus Tactical Allocation Fund, the Board also considered management’s discussion about the reasons for each Fund’s underperformance relative to its peer group or benchmark. With respect to Virtus Global Quality Dividend Fund, the Board also considered management’s proposed changes to the Fund’s strategy. With respect to the Virtus Tactical Allocation Fund, the Board also considered that the Fund had recently replaced one of the subadvisers, so that the performance shown included that of a prior subadviser. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, or reasons for or plans discussed to address underperformance, was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that certain of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by those Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

Virtus Contrarian Value Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

Virtus Enhanced Core Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Mid-Cap Core Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Mid-Cap Growth Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Global Quality Dividend Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Quality Small-Cap Fund. The Board considered that the Fund’s net management fee and net total expenses were below the median of the Expense Group.

Virtus Small-Cap Core Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Small-Cap Sustainable Growth Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group.

Virtus Strategic Growth Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

Virtus Tactical Allocation Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group.

The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Sasco Capital, Inc., the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Funds was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for certain Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure, including with respect to the Funds that do not currently have breakpoints. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds were necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Funds managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Equity Trust, 101 Munson Street, Greenfield, MA 01301. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 63 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 67 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 63 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Mallin, John R. YOB: 1950 Served Since: 2016 63 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 63 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (50 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Served Since: 1996 72 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (50 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 67 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (50 portfolios).
Oates, James M. YOB: 1946 Served Since: 1996 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (50 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 1996 63 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (50 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2006 63 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (50 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 69 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (50 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2013); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Global Quality Dividend Fund

(formerly, Virtus KAR Global Quality Dividend Fund),

a series of Virtus Equity Trust

Supplement dated February 1, 2017 to the

Summary and Statutory Prospectuses dated July 29, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective February 1, 2017, the fund’s new primary benchmark is the Russell Developed Large Cap Index (net). The fund believes that the Russell Developed Large Cap Index (net) provides a better measure for the fund’s performance as it is more closely aligned with the characteristics of the fund going forward in light of changes to the fund’s principal investment strategies, also effective February 1, 2017 and previously announced by prospectus supplement dated November 18, 2016. Also effective February 1, 2017, the fund is adding the Global Quality Dividend Linked Benchmark. Performance of the Global Quality Dividend Linked benchmark prior to February 1, 2017 is that of the Russell 1000® Value Index and beginning February 1, 2017 it is that of the Russell Developed Large Cap Index (net). The fund will no longer use the Russell 1000® Value Index as an index for performance comparisons.

Additional Information About the Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 GQDBenchmark (2/2017)

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8015	05-17

ANNUAL REPORT

Virtus Strategic Allocation Fund

March 31, 2017

TRUST NAME: VIRTUS EQUITY TRUST

Prospectus supplement applicable to this Fund appears at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Strategic Allocation Fund

(“Strategic Allocation Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Strategic Allocation Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this report that reviews the performance of your fund for the 12 months ended March 31, 2017.

Global markets both started and ended the fiscal year on a strong note. At the front end of the period, stabilizing oil prices and the Federal Reserve’s (“the Fed’) softened stance on rate hikes sparked an equity rally that lasted into the summer of 2016. The U.K.’s “Brexit” decision in June, followed by the U.S. presidential election in November, triggered short-lived market selloffs, but calm was restored by better-than-expected corporate earnings and an improving global economic picture. As the fiscal year drew to a close, equity markets continued to benefit from the post-election “Trump bump.” The Fed raised interest rates twice in the last few months – once in December, and again in March – a clear signal that it believes the U.S. economy is on a growth path. At the same time, other major central banks remained committed to monetary stimulus, adding reassurance to global markets. U.S. growth, as evidenced by strong jobs, housing, and consumer spending data, gives investors reason for optimism. Corporate earnings got off to a strong start for the first quarter of 2017. The pro-growth policies of the new administration, if implemented, could have a continued positive impact on earnings and the markets.

For the 12 months, performance of U.S. large- and small-cap stocks surged, as measured by the 17.17% and 26.22% returns of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outpaced their developed peers, as the MSCI Emerging Markets Index (net) increased 17.22%, compared with the MSCI EAFE® Index (net), which returned 11.67%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On March 31, 2017, the benchmark 10-year U.S. Treasury yielded 2.40%, compared with 1.78% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, had a relatively flat return of 0.44% for the year, while non-investment grade bonds had a healthy return of 16.39%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

On behalf of our investment affiliates, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

May 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS STRATEGIC ALLOCATION FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2016 TO MARCH 31, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Strategic Allocation Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates the Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS STRATEGIC ALLOCATION FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF OCTOBER 1, 2016 TO MARCH 31, 2017

Expense Table
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,026.00	1.16%	$5.86
Class C	1,000.00	1,021.80	1.91	9.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.15	1.16	5.84
Class C	1,000.00	1,015,41	1.91	9.60

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (182) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

3

VIRTUS STRATEGIC ALLOCATION FUND

KEY INVESTMENT TERMS (Unaudited)

MARCH 31, 2017

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bank of Japan (BOJ)

One of the world’s major central banks, the Bank of Japan is responsible for issuing the country’s currency, managing monetary policy, and maintaining financial system stability.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

European Central Bank (ECB)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

4

VIRTUS STRATEGIC ALLOCATION FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

MARCH 31, 2017

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries is an intergovernmental organization that currently has 12 member countries. The organization’s objective is to coordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Quantitative Easing (QE)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Strategic Allocation Fund Linked Benchmark

The Strategic Allocation Fund Linked Benchmark consists of 45% Russell 1000® Growth Index (a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies, calculated on a total return basis with dividends reinvested), 15% MSCI EAFE® Index (a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada, calculated on a total return basis with net dividends reinvested) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (an index that measures the U.S. investment grade fixed rate bond market, calculated on a total return basis). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Strategic Allocation Fund Linked Benchmark prior to 9/7/2016 represents an allocation consisting of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

5

VIRTUS STRATEGIC ALLOCATION FUND

Fund Summary March 31, 2017 (Unaudited)

Portfolio Management Commentaries by

Duff & Phelps Investment Management Co. (International Equity Portfolio), Kayne Anderson Rudnick Investment Management, LLC (Domestic Equity Portfolio), and Newfleet Asset Management, LLC (Fixed Income Portfolio)

Ticker Symbols: A Share: PHBLX C Share: PSBCX

⬛	Strategic Allocation Fund (the “Fund”) is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee the Fund will achieve its objectives.

⬛	For the fiscal year ended March 31, 2017, the Fund’s Class A shares at NAV returned 7.13%, and Class C shares returned 6.33%. For the same period, the S&P 500® Index, a broad-based equity index, returned 17.17%; the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.44%; and the Strategic Allocation Fund Linked Benchmark, which is the Fund’s style-specific index appropriate for comparison, returned 9.64%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

Effective September 7, 2016, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) became subadviser to the domestic equity portfolio of the Fund and Duff & Phelps Investment Management Co. (“DPIM”) became subadviser to the international equity portfolio. The following commentary includes the views of the KAR and DPIM for the periods they managed their respective portfolios. There was no change to the subadviser of the fixed income portfolio of the Fund, which continues to be managed by Newfleet Asset Management, LLC (“Newfleet”).

How did the markets perform during the Fund’s fiscal year ended March 31, 2017?

U.S. Equities

Despite a terrible start to 2016, equities enjoyed very solid returns for the one-year period ended March 31, 2017, with the S&P 500® Index up 17.17% and small stocks registering an even more impressive gain, advancing 26.22%, as measured by the Russell 2000® Index.

Investor risk appetites changed dramatically over the course of the year. The first half of the year was marked by disappointing economic growth, falling bond yields, and defensive fixed-income and equity positioning on the part of investors. After many commodities, particularly crude oil, finally found a bottom after two years of dramatic declines, investors adopted a much more aggressive risk appetite as the economy started to stabilize over the summer and improve into the fall. In November, President-elect Trump’s agenda of pro-business tax reforms and fewer regulatory burdens, further accentuated the outlook that economic growth would accelerate further.

Then, in the first quarter of 2017, the equity markets switched course again with a style rotation, as growth benchmarks outperformed value indexes, and large stocks outperformed small stocks – the opposite of what occurred in 2016. The asset classes and equity sectors that benefited the most from Donald Trump’s surprise election since cooled off and lagged materially through the first quarter of 2017.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

VIRTUS STRATEGIC ALLOCATION FUND (Continued)

International Equities

The international equity markets performed strongly during the year, with the MSCI EAFE® Index gaining 11.67% (net dividends). At the beginning of the Fund’s fiscal year, the consensus opinion regarding a potential economic slowdown in China and the potential damaging effects of zero interest rate policies in Japan and the European Union (“EU”) was turning more optimistic. Despite uncertainty generated by the unexpected “yes” Brexit vote in June, when the United Kingdom voted to leave the EU, the green shoots of a global economic expansion were visible in a steady drumbeat of positive reports including: purchasing manager surveys which measure the economic health of the manufacturing sector; consumer sentiment indicators which track individuals’ attitudes about the economy and their financial situations; employment data which measures the health of the job market; upward earnings revisions that show healthy, growing companies; and steepening yield curves, which is when the difference between a country’s shorter maturity treasury bonds and its longer maturity treasury bonds widens, and is considered a positive economic signal.

As the Fund’s fiscal year drew to a close, the global economy continued to deliver solid performance and forced investors to take reflation seriously. Reform agendas in Japan and Brazil had begun bearing fruit, and the European Central Bank (“ECB”) reiterated a lower-for-longer stance on interest rates to further drive the reflation rally. That said, election uncertainty remained in France, and the growing threat from North Korea continued to be a concern.

Fixed Income

Most fixed income spread sectors outperformed U.S. Treasuries over the fiscal year. The rally that was sparked in the first quarter of 2016 by the U.S. Federal Reserve’s (the “Fed”) dovish stance toward interest rates continued through the end of March 2017.

Volatility returned to the markets briefly in late June, with fallout from the United Kingdom’s decision – dubbed “Brexit” – to leave the EU. Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the U.K.’s decision. Markets recovered rather quickly, however, from the initial shock of the Brexit vote. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

September brought heightened concerns over the ability and willingness of global central banks to fight chronic low inflation and weak growth as the decision by the ECB to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to change rates but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September meeting.

The unexpected election of Donald Trump as the 45th U.S. president sparked another bout of volatility in early November. President-elect Trump’s campaign, which focused on immigration, trade, tax cuts, and infrastructure spending, was largely perceived by the market as supportive of faster growth. Inflation expectations increased, causing the yield on the 10-year U.S. Treasury to rise 0.52% by the end of November. Also in late November, oil prices benefited from OPEC’s decision to cut oil production for the first time in eight years.

Post-election expectations of faster economic growth and rising inflation continued into the first quarter of 2017 as optimistic investors watched and waited for clarity on President Trump’s fiscal policies. As the quarter progressed, support for the “Trump trade”

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

VIRTUS STRATEGIC ALLOCATION FUND (Continued)

weakened as the new administration experienced bumps in the road with its aggressive agenda and visible opposition.

In a largely anticipated move, the Fed raised its target rate 0.25% on two separate occasions during the last 12 months to a target range of 0.75% to 1.00%. Over the fiscal year, yields of U.S. Treasuries increased across maturities, particularly for shorter term Treasury bonds.

What factors affected the Fund’s performance during the fiscal year?

U.S. Equities

The U.S. equity portfolio of the Fund underperformed the large-cap U.S. equity market, as measured by the Russell 1000® Growth Index, for the period during the fiscal year that it was under the management of the new subadviser (September 7, 2016 through March 31, 2017).

Performance in the U.S. equity portfolio was helped by strong stock selection in the financials sector and an underweight in the real estate sector. Negative stock selection in the information technology and consumer discretionary sectors was the biggest detractor from performance.

Holdings that contributed the most to performance during the period were Netflix and Facebook.

⬛	Netflix embarked on two bold growth initiatives in recent years with the build-out of international infrastructure and a massive investment in original content. So far both look like home runs. The company added 3.2 million international subscribers in the most recent quarter (nearly nine times the amount added in the U.S.) and original content helped reduce customer churn. The company’s unmatched scale gives it the data and the financial firepower to deliver better content which drove another better-than-expected revenue and earnings performance.
⬛	Facebook continued to grow advertising revenue and take share in the online digital marketing space. The company delivers an unprecedented global reach of 20% of the earth’s population to advertisers in a very measureable way. Monetization of this audience has barely scratched the surface of its long-term potential. Future growth levers include untapped monetization of Messenger, WhatsApp, and video advertising along with Virtual Reality. Facebook sold off strongly following the U.S. election as it was a widely held, defensive long position as well as a perceived relative loser post the election, but the stock bounced strongly in the first quarter of 2017 buoyed by another stellar earnings report.

Holdings that contributed the least to performance were Monster Beverage and TripAdvisor.

⬛	Monster Beverage’s landmark 2015 agreement with Coca-Cola paved the way to higher margins and better global distribution through Coca-Cola channels. Since then, gross margins have expanded, and international revenue has risen to 25% of the total. Shares were relatively flat for the last two years as Monster digested uneven growth that resulted from the Coca-Cola distribution changes. However, in the most recent quarter, international sales outpaced expectations, highlighting the vast global opportunity. Additionally, the company is ramping up its innovation engine, launching both a Mountain Dew competitor, Mutant, and Hydro, an enhanced energy water.

⬛	TripAdvisor’s user engagement has decelerated and shifted to lower monetizing mobile at the same time that the company needs those cash flows to market its transition to a booking platform. After mounting concerns for the better part of a year, we sold the Fund’s position in TripAdvisor.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

VIRTUS STRATEGIC ALLOCATION FUND (Continued)

International Equities

The Fund’s international equity portfolio posted positive performance in the fiscal year, but underperformed the international equity market, as measured by the MSCI EAFE® Index.

The international equity portfolio generated positive returns from its investments in seven out of the 11 major equity market sectors. Performance relative to the MSCI EAFE® benchmark, however, was hampered by both asset allocation and security selection. The overweight allocation to information technology, as well as underweight allocations to consumer staples and health care, were not sufficient to offset losses due to an underweight in financials, an overweight to telecommunications, and the performance drag of cash held for defensive purposes. Security selection also detracted from performance, as strong selections in consumer staples and industrials were not enough to offset weak stock selection in financials, materials, health care, and utilities.

On a country basis, weak security selection in the United Kingdom and Japan more than offset strong security selection in Australia and the Netherlands. From an allocation standpoint, having no holdings in the struggling Danish market was not enough to offset the detrimental effect of being overweight Israel and South Korea.

Fixed Income

The underperformance of U.S. Treasuries and agency mortgage-backed securities (“MBS”) relative to most fixed income spread sectors was the key driver of the fixed income portfolio’s outperformance for the fiscal year.

Among fixed income sectors, the Fund’s allocations to corporate high yield and residential MBS were the largest contributors to performance during the fiscal year. Issue selection within the corporate high quality sector also had a meaningful impact on performance during the period.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuerspecific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

VIRTUS STRATEGIC ALLOCATION FUND (Continued)

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments attributable to each sector at March 31, 2017.
Common Stocks		62%
Information Technology	19%
Consumer Discretionary	15
Healthcare	6
All Other Sectors in Common Stocks	22
Corporate Bonds and Notes		19
Financials	6
Consumer Discretionary	2
Real Estate	2
All Other Sectors in Corporate Bonds and Notes	9
Mortgage-Backed Securities		8
U.S. Government Securities		3
Asset-Backed Securities		2
Loan Agreements		2
Other		4

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

VIRTUS STRATEGIC ALLOCATION FUND (Continued)

Average Annual Total Returns[1] for periods ended 3/31/17
	1 Year	5 Years	10 Years
Class A shares at NAV [2]	7.13%	4.87%	4.20%
Class A shares at POP [3,4]	0.97	3.64	3.58
Class C shares at NAV [2] and with CDSC [4]	6.33	4.07	3.41
S&P 500® Index	17.17	13.30	7.51
Bloomberg Barclays U.S. Aggregate Bond Index	0.44	2.34	4.27
Strategic Allocation Fund Linked Benchmark	9.64	8.82	6.46

Fund Expense Ratios5: A Shares: 1.14%; C Shares: 1.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2007, for Class A, and Class C shares including any applicable sales charges or fees. The performance of Class C shares will be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 4.

11

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—2.5%
U.S. Treasury Bond 2.500%, 2/15/46	$12,820	$11,485
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $12,371)		11,485
MUNICIPAL BONDS—0.9%
California—0.4%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	1,275	1,901

Georgia—0.1%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	600	609

New York—0.4%
New York City Transitional Finance Authority Tax Secured Revenue 5.000%, 5/1/40	1,635	1,855
TOTAL MUNICIPAL BONDS (Identified Cost $4,574)		4,365
FOREIGN GOVERNMENT SECURITIES—1.3%
Argentine Republic
144A 7.500%, 4/22/26(4)	505	537
144A 6.875%, 1/26/27(4)	475	481
144A 7.625%, 4/22/46(4)	195	199
Dominican Republic 144A 6.600%, 1/28/24(4)	335	365
Federative Republic of Brazil 6.000%, 4/7/26	410	447
Kingdom of Bahrain 144A 7.000%, 10/12/28(4)	485	507
Kingdom of Jordan 144A 5.750%, 1/31/27(4)	505	496
Republic of Colombia 3.875%, 4/25/27	460	458
Republic of Costa Rica
144A 4.375%, 4/30/25(4)	265	250
144A 7.000%, 4/4/44(4)	335	339
Republic of Indonesia 144A 3.700%, 1/8/22(4)	265	270

	PAR VALUE	VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Panama 3.875%, 3/17/28	$495	$503
Republic of Turkey 4.875%, 10/9/26	950	917
Sultanate of Oman 144A 4.750%, 6/15/26(4)	250	252
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $5,999)		6,021
MORTGAGE-BACKED SECURITIES—8.2%
Agency—2.8%
FHLMC
5.000%, 7/1/35	200	220
5.000%, 12/1/35	570	634
6.000%, 6/1/37	270	312
3.500%, 11/1/44	523	536
4.000%, 2/1/45	537	564
3.500%, 3/1/45	457	469
3.000%, 5/1/45	420	417
3.500%, 4/1/46	745	763
FNMA
4.000%, 7/1/19	4	4
6.000%, 12/1/32	45	51
6.000%, 11/1/34	371	422
5.500%, 4/1/36	6	6
5.500%, 9/1/36	185	207
6.500%, 5/1/37	312	359
6.000%, 9/1/37	14	16
5.000%, 3/1/38	218	243
5.500%, 4/1/38	165	192
5.500%, 6/1/38	220	248
6.000%, 8/1/38	92	106
5.000%, 9/1/39	237	263
5.500%, 9/1/39	1,197	1,336
4.500%, 9/1/40	493	535
3.500%, 8/1/42	727	748
3.500%, 12/1/42	723	743
3.000%, 5/1/43	375	374
3.500%, 8/1/45	899	920
3.500%, 8/1/45	407	417
3.500%, 12/1/45	160	164
3.500%, 1/1/46	805	824
4.000%, 1/1/46	699	733

		12,826

See Notes to Financial Statements

12

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

MORTGAGE-BACKED SECURITIES (continued)
Non-Agency—5.4%
American Homes 4 Rent Trust
14-SFR2, C 144A 4.705%, 10/17/36(4)	$615	$642
15-SFR1, A 144A 3.467%, 4/17/52(4)	898	910
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.800%, 6/25/33(3)	410	407
AMSR Trust 16-SFR1, C 144A 3.193%, 11/17/33(3)(4)	243	244
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(3)(4)	580	597
Banc of America Funding Trust
04-B, 2A1 3.439%, 11/20/34(3)	167	165
05-1, 1A1 5.500%, 2/25/35	255	255
Banc of America Mortgage Trust 05-3, 1A15 5.500%, 4/25/35	148	150
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 3.051%, 5/25/34(3)	457	453
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	1,304	1,324
Bayview Opportunity Master Fund IVa Trust
04-A Trust, 16-SPL1, B1 144A 4.250%, 4/28/55(4)	390	401
04-A Trust, 17-SPL1, B1 144A 4.250%, 10/28/64(3)(4)	277	285
Bayview Opportunity Master Fund IVb Trust 04-B Trust, 16-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	145	149
Colony Starwood Homes Trust 16-2A, C 144A 3.093%, 12/17/33(3)(4)	485	487

	PAR VALUE	VALUE
Non-Agency (continued)
Credit Suisse Commercial Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	$205	$193

CSMLT Trust 15-1, B4 144A 3.892%, 5/25/45(3)(4)	189	174
Freddie Mac Structured Agency Credit Risk Debt Notes 16-DNA2, M2 3.182%, 10/25/28(3)	560	570
Galton Funding Mortgage Trust 17-1, A21 144A 3.500%, 7/25/56(4)	353	357
Goldman Sachs Mortgage Securities Trust 07-GG10, A1A 5.949%, 8/10/45(3)	218	219
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	137	139
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	429	371
Jefferies Resecuritization Trust 14-R1, 1A1 144A 4.000%, 12/27/37(4)	116	116
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust 07- PW17, A4 5.694%, 6/11/50(3)	1,212	1,221
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	382	398
JPMorgan Chase Mortgage Trust
04-A4, 2A1 3.197%, 9/25/34(3)	394	398
14-1, 1A1 144A 4.000%, 1/25/44(3)(4)	278	287
16-1, M2 144A 3.750%, 4/25/45(3)(4)	400	399
15-4, 1A4 144A 3.500%, 6/25/45(3)(4)	281	283
16-2, M2 144A 3.750%, 12/25/45(3)(4)	417	417
16-1, A3 144A 3.500%, 5/25/46(4)	1,117	1,127

See Notes to Financial Statements

13

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
16-5, A1 144A 2.602%, 12/25/46(3)(4)	$800	$797

MASTR Alternative Loan Trust 05-5, 2A3 5.500%, 7/25/25	230	229
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	302	304
Morgan Stanley – Bank of America (Merrill Lynch) Trust
13-C13, AS 4.266%, 11/15/46	275	291
15-C22, AS 3.561%, 4/15/48	685	685
Morgan Stanley Capital Barclays Bank Trust 16-MART, A 144A 2.200%, 9/13/31(4)	350	344
Morgan Stanley Capital I Trust
07-T27, A4 5.791%, 6/11/42(3)	569	570
08-T29, A4 6.301%, 1/11/43(3)	1,351	1,384
07-IQ14, AM 5.778%, 4/15/49(3)	441	440
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(4)	470	473
New Residential Mortgage Loan Trust
14-1A, A 144A 3.750%, 1/25/54(3)(4)	441	451
15-2A, A1 144A 3.750%, 8/25/55(3)(4)	445	455
16-1A, A1 144A 3.750%, 3/25/56(3)(4)	224	226
16-4A, B1A 144A 4.500%, 11/25/56(4)	444	458
NovaStar Mortgage Funding Trust Series 04-4, M5 2.707%, 3/25/35(3)	545	533
One Market Plaza Trust 17-1MKT, A 144A 3.614%, 2/10/32(4)	360	372

	PAR VALUE	VALUE
Non-Agency (continued)
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	$402	$403
Sequoia Mortgage Trust
13-8, B1 3.535%, 6/25/43(3)	178	178

14-2, A1 144A 4.000%, 7/25/44(3)(4)	209	212
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(3)(4)	385	375
16-1, A1B, 144A 2.750%, 2/25/55(3)(4)	140	140
15-5, A2 144A 3.500%, 5/25/55(3)(4)	480	484
15-2, 1M1 144A 3.250%, 11/25/60(3)(4)	1,245	1,235
Vericrest Opportunity Loan Transfer LI LLC 16-NP11, A1 144A 3.500%, 10/25/46(3)(4)	238	240
Vericrest Opportunity Loan Transfer XXII LLC 15-NPL4, A1 144A 3.500%, 2/25/55(3)(4)	233	235
Vericrest Opportunity Loan Transfer XXXVII LLC 15-NP11, A1 144A 3.625%, 7/25/45(3)(4)	254	255
Wells Fargo Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	460	456

		25,363
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $37,669)		38,189
ASSET-BACKED SECURITIES—2.0%
AmeriCredit Automobile Receivables Trust 14-1, D 2.540%, 6/8/20	705	710
Avis Budget Rental Car Funding LLC (AESOP) 16-1A, A 144A 2.990%, 6/20/22(4)	500	506

See Notes to Financial Statements

14

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust 15-2, C 2.390%, 3/15/21	$715	$717
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(4)	425	419
Drive Auto Receivables Trust 15-DA, C 144A 3.380%, 11/15/21(4)	760	768

Drug Royalty II LP 2 14-1, A2 144A 3.484%, 7/15/23(4)	395	391
DT Auto Owner Trust 16-4A, C 144A 2.740%, 10/17/22(4)	585	587
Exeter Automobile Receivables Trust 13-1A, C 144A 3.520%, 2/15/19(4)	331	332
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	315	315
Mariner Finance Issuance Trust 17-AA, A 144A 3.620%, 2/20/29(4)	450	452
MVW Owner Trust 16-1A, A 144A 2.250%, 12/20/33(4)	534	527
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.732%, 9/27/21(3)(4)	780	782
Sierra Timeshare Receivables Funding LLC 12-3A, A 144A 1.870%, 8/20/29(4)	152	152
Silverleaf Finance XV LLC 12-D, A 144A 3.000%, 3/17/25(4)	50	50
SoFi Professional Loan Program LLC 15-A, A2 144A 2.420%, 3/25/30(4)	248	248
Taco Bell Funding LLC 16-1A, A21 144A 3.832%, 5/25/46(4)	602	610
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(4)	450	442
Trip Rail Master Funding LLC 14-1A, A1 144A 2.863%, 4/15/44(4)	566	554

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(4)	$651	$654
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $9,216)		9,216
CORPORATE BONDS AND NOTES—18.8%
Consumer Discretionary—2.1%
American Greetings Corp. 144A 7.875%, 2/15/25(4)	5	5
Beazer Homes USA, Inc. 144A 6.750%, 3/15/25(4)	425	428

Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(6)	207	241
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	190	205
CalAtlantic Group, Inc. 5.250%, 6/1/26	305	305
Cequel Communications Holdings I LLC
144A 5.125%, 12/15/21(4)	145	148
144A 5.125%, 12/15/21(4)	345	351
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	410	415
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(4)	385	386
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(4)	35	37
Eagle II Acquisition Co., LLC 144A 6.000%, 4/1/25(4)	55	57
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(4)	155	157
Hilton Worldwide Finance LLC 144A 4.875%, 4/1/27(4)	100	101
Horton (D.R.), Inc. 4.750%, 2/15/23	550	585
Landry’s, Inc. 144A 6.750%, 10/15/24(4)	120	125
M/I Homes, Inc. 6.750%, 1/15/21	265	279

See Notes to Financial Statements

15

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
MDC Holdings, Inc. 5.500%, 1/15/24	$540	$559
MPG Holdco I, Inc. 7.375%, 10/15/22	435	473
NCL Corp., Ltd. 144A 4.750%, 12/15/21(4)	275	280
New York University 4.142%, 7/1/48	235	222
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(4)	145	147
Priceline Group, Inc. (The) 3.650%, 3/15/25	605	609
QVC, Inc. 4.375%, 3/15/23	600	602
Scientific Games International, Inc. 6.625%, 5/15/21	295	278
SFR (Numericable) Group S.A. 144A 7.375%, 5/1/26(4)	465	481
Signet UK Finance plc 4.700%, 6/15/24	630	610
Taylor Morrison Communities, Inc. 144A 5.625%, 3/1/24(4)	95	99
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(4)	215	229
Toll Brothers Finance Corp. 5.625%, 1/15/24	25	26
TRI Pointe Group, Inc. 5.875%, 6/15/24	465	481
Wyndham Worldwide Corp.
5.100%, 10/1/25	560	596
4.500%, 4/1/27	120	121

		9,638

Consumer Staples—0.7%
Anheuser-Busch InBev Finance, Inc. 3.650%, 2/1/26	525	531
CVS Health Corp. 2.875%, 6/1/26	645	615
Flowers Foods, Inc. 4.375%, 4/1/22	600	636
Post Holdings, Inc. 144A 5.750%, 3/1/27(4)	230	231

	PAR VALUE	VALUE
Consumer Staples (continued)
Safeway, Inc. 7.250%, 2/1/31	$335	$326
Smithfield Foods, Inc. 144A 4.250%, 2/1/27(4)	123	124
Tops Holding LLC 144A 8.000%, 6/15/22(4)	475	392
Whole Foods Market, Inc. 5.200%, 12/3/25	420	446

		3,301

Energy—1.7%
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(4)	185	193
Antero Resources Corp. 5.625%, 6/1/23	255	262
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(4)	130	132
Cheniere Corpus Christi Holdings LLC 144A 5.875%, 3/31/25(4)	280	293
Crestwood Midstream Partners LP 144A 5.750%, 4/1/25(4)	310	317
Enbridge Energy Partners LP 4.375%, 10/15/20	90	95
Energy Transfer Partners LP
4.200%, 4/15/27	185	183
6.500%, 2/1/42	355	383
EP Energy LLC 144A 8.000%, 11/29/24(4)	45	48
FTS International, Inc. 6.250%, 5/1/22	185	163
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	340	353
Holly Energy Partners LP 144A 6.000%, 8/1/24(4)	35	37
HollyFrontier Corp. 5.875%, 4/1/26	475	504
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	595	718

See Notes to Financial Statements

16

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Matador Resources Co. 144A 6.875%, 4/15/23(4)	$300	$315
MPLX LP 4.875%, 12/1/24	785	826
NGL Energy Partners LP 5.125%, 7/15/19	460	464
Noble Holding International Ltd. 7.750%, 1/15/24	230	222
Pertamina Persero PT 144A 4.875%, 5/3/22(4)	225	239
Petrobras Global Finance BV
8.750%, 5/23/26	225	261
7.375%, 1/17/27	75	80
Petroleos Mexicanos 6.875%, 8/4/26	430	477
QEP Resources, Inc. 5.250%, 5/1/23	140	138
Sabine Oil & Gas Corp. 7.250%, 6/15/19(5)(11)(15)	510	1
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	425	471
Summit Midstream Holdings LLC 5.750%, 4/15/25	65	65
Sunoco LP 6.375%, 4/1/23	430	439
Transocean, Inc. 144A 9.000%, 7/15/23(4)	240	257

		7,936

Financials—5.9%
Allstate Corp. (The) 5.750%, 8/15/53(3)(8)	455	488
Ally Financial, Inc. 5.750%, 11/20/25	295	303
Apollo Management Holdings LP 144A 4.000%, 5/30/24(4)	590	592
Ares Capital Corp.
4.875%, 11/30/18	80	83
3.875%, 1/15/20	221	225

	PAR VALUE	VALUE
Financials (continued)
Ares Finance Co., LLC 144A 4.000%, 10/8/24(4)	$595	$557
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(4)	440	481
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(4)	600	615
Banco Inbursa S.A. Institucion de Banca Multiple 144A 4.125%, 6/6/24(4)	490	490
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)(4)	465	510
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(4)	340	345
Banco Santander Chile 144A 3.875%, 9/20/22(4)	430	445
Bancolombia S.A. 5.125%, 9/11/22	580	606
Bank of America Corp.
5.625%, 7/1/20	715	784
4.200%, 8/26/24	475	484
Brookfield Finance LLC 4.000%, 4/1/24	386	388
Capital One Financial Corp.
4.200%, 10/29/25	540	542
3.750%, 7/28/26	495	479
Citigroup, Inc. 4.050%, 7/30/22	600	625
Compass Bank 3.875%, 4/10/25	705	692
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(4)	640	633
Discover Financial Services 3.950%, 11/6/24	570	571
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(4)	485	477
Ford Motor Credit Co., LLC 5.750%, 2/1/21	535	589

See Notes to Financial Statements

17

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
FS Investment Corp.
4.250%, 1/15/20	$525	$529
4.750%, 5/15/22	115	118
General Motors Financial Co., Inc.
4.200%, 3/1/21	235	245
3.450%, 4/10/22	85	85
Goldman Sachs Group, Inc. (The)
Series D, 6.000%, 6/15/20	595	658
5.750%, 1/24/22	875	985
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(7)(8)	680	682
Icahn Enterprises LP 5.875%, 2/1/22	175	178
144A 6.250%, 2/1/22(4)	90	92
ING Groep N.V. 6.000%(3)(7)(8)	445	444
iStar, Inc. 6.000%, 4/1/22	90	92
Jefferies Group LLC
5.125%, 1/20/23	260	279
4.850%, 1/15/27	255	260
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(4)	480	506
Leucadia National Corp. 5.500%, 10/18/23	460	490
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(4)	590	620
Lincoln National Corp. 4.200%, 3/15/22	915	966
Macquarie Group Ltd. 144A 6.250%, 1/14/21(4)	490	544
Manulife Financial Corp. 4.150%, 3/4/26	490	516
Morgan Stanley
5.500%, 7/28/21	300	333
4.350%, 9/8/26	585	595
6.375%, 7/24/42	610	783
Navient Corp.
6.500%, 6/15/22	183	185
7.250%, 9/25/23	100	101

	PAR VALUE	VALUE
Financials (continued)
OM Asset Management plc 4.800%, 7/27/26	$500	$498
Powszechna Kasa Oszczednosci Bank Polski S.A. 144A 4.630%, 9/26/22(4)(13)	375	395
Prudential Financial, Inc. 5.625%, 6/15/43(3)(8)	585	627
S&P Global, Inc. 4.000%, 6/15/25	570	586
Santander Holdings USA, Inc 144A 3.700%, 3/28/22(4)	445	446
Societe Generale S.A. 144A 4.750%, 11/24/25(4)	535	538
Starwood Property Trust, Inc. 144A 5.000%, 12/15/21(4)	55	57
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(4)	510	504
Tervita Escrow Corp. 144A 7.625%, 12/1/21(4)	35	36
Trinity Acquisition plc
3.500%, 9/15/21	40	41
4.400%, 3/15/26	195	200
UBS AG 7.625%, 8/17/22	500	578
Vnesheconombank Via VEB Finance plc 144A 6.025%, 7/5/22(4)	440	473
Wells Fargo & Co. 3.069%, 1/24/23	240	241

		27,510

Health Care—1.5%
Abbott Laboratories
3.400%, 11/30/23	105	106
3.750%, 11/30/26	370	370
AbbVie, Inc.
2.850%, 5/14/23	300	294
3.600%, 5/14/25	200	200
3.200%, 5/14/26	300	288
Cardinal Health, Inc.
3.200%, 3/15/23	300	303
3.750%, 9/15/25	485	500

See Notes to Financial Statements

18

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Community Health Systems, Inc.
5.125%, 8/1/21	$100	$99
6.250%, 3/31/23	90	92
Envision Healthcare Corp. 144A 6.250%, 12/1/24(4)	85	90
Forest Laboratories LLC 144A 4.875%, 2/15/21(4)	485	522
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(4)	100	104
HCA, Inc.
5.375%, 2/1/25	265	276
5.250%, 6/15/26	190	199
Hill-Rom Holdings, Inc. 144A 5.000%, 2/15/25(4)	211	211
IASIS Healthcare LLC 8.375%, 5/15/19	240	231
MEDNAX, Inc. 144A 5.250%, 12/1/23(4)	255	260
Mylan N.V.
3.000%, 12/15/18	150	152
3.150%, 6/15/21	135	136
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(4)	365	341
Owens & Minor, Inc. 3.875%, 9/15/21	110	112
Shire Acquisitions Investments 2.400%, 9/23/21	195	191
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(4)	295	313
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(4)	478	515
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(4)	230	226
Tenet Healthcare Corp.
4.631%, 6/15/20(3)	115	116
4.500%, 4/1/21	330	332
Teva Pharmaceutical Finance III BV 3.150%, 10/1/26	295	272
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(4)	60	53

	PAR VALUE	VALUE
Health Care (continued)
144A 6.500%, 3/15/22(4)	$25	$26
144A 5.500%, 3/1/23(4)	155	120
144A 7.000%, 3/15/24(4)	45	46

		7,096

Industrials—1.0%
Carpenter Technology Corp. 4.450%, 3/1/23	560	569
Continental Airlines Pass-Through-Trust
99-2, C2 AMBC 6.236%, 3/15/20	235	243
00-1, A1 8.048%, 11/1/20	556	608
Doric Nimrod Air Alpha Pass-Through-Trust 13-1, A 144A 5.250%, 5/30/25(4)	415	432
GATX Corp. 3.250%, 9/15/26	80	76
Harland Clarke Holdings Corp. 144A 8.375%, 8/15/22(4)	85	87
Masco Corp.
5.950%, 3/15/22	330	371
4.450%, 4/1/25	190	198
Owens Corning 3.400%, 8/15/26	500	484
Park Aerospace Holdings Ltd. 144A 5.500%, 2/15/24(4)	220	229
Penske Truck Leasing Co., LP 144A 3.375%, 2/1/22(4)	225	228
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(4)	200	220
TransDigm, Inc.
6.000%, 7/15/22	345	350
6.500%, 5/15/25	140	142
Wheels Up Finance I LLC 7.555%, 6/30/24(3)(11)	559	556

		4,793

Information Technology—0.8%
Broadcom Corp.
144A 3.000%, 1/15/22(4)	195	194
144A 3.625%, 1/15/24(4)	370	373

See Notes to Financial Statements

19

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
CDW LLC 5.000%, 9/1/25	$70	$71
CommScope Technologies LLC 144A 5.000%, 3/15/27(4)	75	75
Diamond 1 Finance Corp.
144A 5.450%, 6/15/23(4)	105	113
144A 6.020%, 6/15/26(4)	100	109
144A 8.100%, 7/15/36(4)	210	264
Dun & Bradstreet Corp. (The) 4.625%, 12/1/22	625	647
DXC Technology Co. 144A 4.250%, 4/15/24(4)	120	122
Flex Ltd. 4.750%, 6/15/25	595	625
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	335	348
Radiate Holdco LLC 144A 6.625%, 2/15/25(4)	235	233
Verisk Analytics, Inc. 4.000%, 6/15/25	585	594

		3,768

Materials—1.5%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(4)	810	848
Eldorado Gold Corp. 144A 6.125%, 12/15/20(4)	210	216
Equate Petrochemical BV 144A 4.250%, 11/3/26(4)	485	485
Freeport-McMoRan, Inc. 3.875%, 3/15/23	190	176
Glencore Funding LLC 144A 4.000%, 3/27/27(4)	445	439
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(4)	495	498
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(4)	850	870
NewMarket Corp. 4.100%, 12/15/22	649	661
Novelis Corp.
144A 6.250%, 8/15/24(4)	25	26
144A 5.875%, 9/30/26(4)	370	378

	PAR VALUE	VALUE

Materials (continued)
OCP S.A. 144A 5.625%, 4/25/24(4)	$485	$516
Rusal Capital DAC 144A 5.125%, 2/2/22(4)	455	458
Severstal Oao Via Steel Capital S.A. 144A 3.850%, 8/27/21(4)(13)	540	541
Silgan Holdings, Inc. 144A 4.750%, 3/15/25(4)	85	86
Standard Industries, Inc. 144A 6.000%, 10/15/25(4)	365	377
Vulcan Materials Co. 3.900%, 4/1/27	445	449

		7,024

Real Estate—2.0%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	295	295
Brixmor Operating Partnership LP 3.875%, 8/15/22	160	164
CoreCivic, Inc. 5.000%, 10/15/22	465	482
Corporate Office Properties LP 3.600%, 5/15/23	610	593
CyrusOne LP 144A 5.375%, 3/15/27(4)	100	101
DDR Corp.
7.875%, 9/1/20	475	549
3.500%, 1/15/21	385	389
Digital Realty Trust LP 5.250%, 3/15/21	540	586
Education Realty Operating Partnership LP 4.600%, 12/1/24	595	599
EPR Properties 4.750%, 12/15/26	615	619
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	375	371
Hospitality Properties Trust 4.950%, 2/15/27	550	565
Kilroy Realty LP 4.375%, 10/1/25	550	574
Kimco Realty Corp. 3.400%, 11/1/22	535	540

See Notes to Financial Statements

20

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Real Estate (continued)
LifeStorage LP 3.500%, 7/1/26	$295	$282
MPT Operating Partnership LP
6.375%, 3/1/24	55	59
5.500%, 5/1/24	275	280
National Retail Properties, Inc. 4.000%, 11/15/25	170	173
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	485	465
Select Income REIT 4.500%, 2/1/25	590	593
Uniti Group, Inc. 144A 7.125%, 12/15/24(4)	370	377
Welltower, Inc. 4.000%, 6/1/25	625	633

		9,289

Telecommunication Services—0.8%
Altice Financing S.A. 144A 6.625%, 2/15/23(4)	200	209
AT&T, Inc. 3.875%, 8/15/21	1,185	1,233
Frontier Communications Corp. 10.500%, 9/15/22	370	376
Qwest Corp. 7.250%, 9/15/25	360	394
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(4)	200	200
T-Mobile USA, Inc. 6.375%, 3/1/25	265	286
Telefonica Emisiones SAU 4.570%, 4/27/23	510	545
Verizon Communications, Inc. 4.125%, 3/16/27	450	458
Zayo Group LLC
6.375%, 5/15/25	190	206
144A 5.750%, 1/15/27(4)	20	21

		3,928

	PAR VALUE	VALUE
Utilities—0.8%
Dominion Resources, Inc. 2.962%, 7/1/19(3)	$50	$51
Duke Energy Corp. 2.650%, 9/1/26	515	478
Dynegy, Inc. 7.375%, 11/1/22	405	403
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(4)	440	445
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(4)	630	656
Southern Power Co. 4.150%, 12/1/25	665	687
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(4)	610	645
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(3)(4)	455	475

		3,840
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $86,800)		88,123
LOAN AGREEMENTS(3)—1.6%
Consumer Discretionary—0.4%
Boyd Gaming Corp. Refinancing Tranche B, 3.50%, 9/15/23	85	86
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	392	395
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	180	181
Floor & Decor Outlets of America, Inc. 5.250%, 9/30/23	192	193
Laureare Education, Inc. 2021 Extended, 8.509%, 3/17/21	193	195
UFC Holdings LLC First Lien 4.250%, 8/18/23	226	227

See Notes to Financial Statements

21

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(3) (continued)
Consumer Discretionary (continued)
U.S. Farathane LLC Tranche B-3, 5.147%, 12/23/21	$318	$322

		1,599

Consumer Staples—0.1%
Albertson’s LLC Tranche B-4 3.982%, 8/25/21	352	353
JBS USA Lux S.A. 3.289%, 10/30/22	125	126
TKC Holdings, Inc. First Lien, 4.750%, 2/1/23	105	106

		585

Energy—0.1%
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	285	274

Financials—0.0%
Avolon TLB Borrower 1 (US) LLC Tranche B-2, 0.000%, 3/21/22(14)	10	10
UPC Financing Partnership 3.662%, 4/15/25	150	151

		161

Health Care—0.3%
CHG Healthcare Services, Inc. First Lien, 4.750%, 6/7/23	250	254
Community Health Systems, Inc. 2021 Tranche H, 4.027%, 1/27/21	280	277
Grifols Worldwide Operations Ltd. Tranche B, 3.194%, 1/31/25	75	75
HLF Financing S.a.r.l. Senior Lien, 6.482%, 2/15/23	95	95

	PAR VALUE	VALUE
Health Care (continued)
Inventiv Group Holdings, Inc. 4.804%, 11/9/23	$146	$146
MMM Holdings, Inc. 10.250%, 6/30/19	91	90
MPH Acquisition Holdings LLC 4.897%, 6/7/23	110	112
MSO of Puerto Rico, Inc. 10.250%, 6/30/19	66	66
NVA Holdings, Inc. Second Lien, 8.147%, 8/14/22	214	216
Quorum Health Corp. 6.789%, 4/29/22	223	219

		1,550

Industrials—0.3%
84 Lumber Co. 6.750%, 10/25/23	293	297
Advanced Disposal Services, Inc. 3.698%, 11/10/23	41	42
Navistar, Inc. Tranche B, 5.000%, 8/7/20	294	297
Sedgwick Claims Management Services, Inc. Second Lien, 6.804%, 2/28/22	355	356
Zodiac Pool Solutions LLC First Lien, 5.647%, 12/20/23	254	256

		1,248

Information Technology—0.1%
Donnelley Financial Solutions, Inc. Tranche B, 5.000%, 9/29/23	88	89
First Data Corp. Tranche 2022-C, 3.984%, 7/8/22	337	340
Rackspace Hosting, Inc. Tranche B, First Lien, 4.535%, 11/3/23	86	87

See Notes to Financial Statements

22

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(3) (continued)
Information Technology (continued)
SS&C Technologies Holdings, Inc.
2017 Refinancing Tranche B-2 3.232%, 7/8/22	$10	$10
2017 Refinancing Tranche B-1 3.232%, 7/8/22	121	122

		648

Materials—0.1%
Anchor Glass Container Corp. First Lien, 4.250%, 12/7/23	43	43
CPI Card, Inc. First Lien, 5.834%, 8/17/22	395	369
Ineos U.S. Finance LLC Tranche 2022 3.732%, 3/31/22	15	15

		427

Real Estate—0.0%
Capital Automotive LP Tranche B-2, First Lien 4.000%, 3/21/24	50	51

Telecommunication Services—0.0%
Neustar, Inc. Tranche B2, 0.000%, 3/1/24(14)	140	142

Utilities—0.2%
Helix Gen Funding LLC Tranche 0.000%, 3/9/24(14)	10	10
NRG Energy, Inc. 3.232%, 6/30/23	606	609
Vistra Operations Company LLC
3.732%, 8/4/23	169	170
Tranche C, 3.732%, 8/4/23	38	38

		827
TOTAL LOAN AGREEMENTS
(Identified Cost $7,446)		7,512

	SHARES		VALUE

PREFERRED STOCKS—1.4%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(3)(4)	610	(9)	$624

Financials—1.0%
Bank of New York Mellon Corp. (The) Series E, 4.950%(3)	450	(9)	464
Citigroup, Inc. Series T, 6.250%(3)	605	(9)	653
JPMorgan Chase & Co. Series Z, 5.300%(3)	110	(9)	114
KeyCorp Series D, 5.000%(3)	490	(9)	486
M&T Bank Corp. Series F, 5.125%(3)	490	(9)	488
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	490	(9)	487
PNC Financial Services Group, Inc. (The) Series S, 5.000%(3)	490	(9)	488
Wells Fargo & Co. Series K, 7.980%(3)	730	(9)	760
Zions Bancorp 6.950%(2)	23,200		677

			4,617

Industrials—0.3%
General Electric Co. Series D, 5.000%(3)	1,273	(9)	1,342
TOTAL PREFERRED STOCKS
(Identified Cost $6,195)			6,583
COMMON STOCKS—61.3%
Consumer Discretionary—14.8%
Amazon.com, Inc.(2)	10,680		9,468
Bayerische Motoren Werke AG Sponsored ADR(2)	66,440		2,023
Ctrip.com International Ltd. ADR(2)	69,050		3,394
Fuji Heavy Industries Ltd. ADR	107,710		1,979
Home Depot, Inc. (The)	31,480		4,622
IMAX Corp.(2)	70,385		2,393
Kroton Educacional S.A. ADR	328,095		1,386
Las Vegas Sands Corp.	116,180		6,630

See Notes to Financial Statements

23

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Netflix, Inc.(2)	37,580	$5,555
NIKE, Inc. Class B	105,210	5,863
Priceline Group, Inc. (The)(2)	4,440	7,903

Ross Stores, Inc.	83,980	5,532
Sony Corp. Sponsored ADR	67,610	2,281
Starbucks Corp.	135,110	7,889
Walt Disney Co. (The)	19,230	2,181

		69,099

Consumer Staples—5.2%
British American Tobacco plc Sponsored ADR	29,930	1,985
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	108,310	2,080
Costco Wholesale Corp.	26,820	4,497
Marine Harvest ASA Sponsored ADR(2)	118,485	1,815
Monster Beverage Corp.(2)	161,750	7,468
Philip Morris International, Inc.	57,440	6,485

		24,330

Energy—3.8%
Cabot Oil & Gas Corp.	81,940	1,959
Core Laboratories N.V.	28,300	3,269
Petroleo Brasileiro S.A. Sponsored ADR(2)	215,486	2,088
Pioneer Natural Resources Co.	17,540	3,267
Schlumberger Ltd.	40,910	3,195
Statoil ASA Sponsored ADR	112,250	1,928
TechnipFMC plc	59,232	1,925

		17,631

Financials—5.4%
Bank of America Corp.	266,230	6,280
Barclays plc Sponsored ADR	193,480	2,175
BNP Paribas S.A. ADR	65,090	2,166
Charles Schwab Corp. (The)	79,620	3,249
DBS Group Holdings Ltd. Sponsored ADR	48,925	2,724
ING Groep N.V. Sponsored ADR	138,525	2,090
Mizuho Financial Group, Inc. ADR	559,080	2,063
ORIX Corp. Sponsored ADR	26,140	1,943

	SHARES	VALUE
Financials (Continued)
Societe Generale S.A. Sponsored ADR	227,525	$2,296

		24,986

Health Care—6.2%
Allergan plc	8,965	2,142
BioMarin Pharmaceutical, Inc.(2)	42,220	3,706
Bristol-Myers Squibb Co.	41,010	2,230
Celgene Corp.(2)	61,710	7,678
Danaher Corp.	43,150	3,691
HealthEquity, Inc.(2)	30,120	1,279
Icon plc	26,568	2,118
Shire plc ADR	11,780	2,052
Zoetis, Inc.	77,480	4,135

		29,031

Industrials—4.7%
Airbus SE ADR	126,550	2,411
Ashtead Group plc ADR	32,355	2,715
Hitachi Ltd. ADR	31,000	1,684
Nidec Corp. Sponsored ADR	98,670	2,360
RELX plc Sponsored ADR	101,140	2,003
Rockwell Automation, Inc.	13,760	2,143
Roper Technologies, Inc.	20,230	4,177
Union Pacific Corp.	24,630	2,609
Westinghouse Air Brake Technologies Corporation	26,132	2,038

		22,140

Information Technology—18.6%
Accenture plc Class A	30,250	3,626
Activision Blizzard, Inc.	72,100	3,595
Alibaba Group Holding Ltd. Sponsored ADR(2)	92,130	9,934
Alphabet, Inc. Class A(2)	7,040	5,969
Amphenol Corp. Class A	91,790	6,533
Broadcom Ltd.	10,060	2,203
Check Point Software Technologies Ltd.	19,600	2,012
CoStar Group, Inc.(2)	17,360	3,597
Facebook, Inc. Class A(2)	158,970	22,582
Gartner, Inc.(2)	13,590	1,468
NVIDIA Corp.	24,000	2,614
Paycom Software, Inc.(2)	58,730	3,378
SAP SE Sponsored ADR	25,925	2,545
Visa, Inc. Class A	92,530	8,223
Workday, Inc. Class A(2)	52,430	4,366
Yandex N.V. Class A(2)	193,390	4,241

		86,886

See Notes to Financial Statements

24

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Materials—1.6%
Ecolab, Inc.	31,460	$3,944
Fortescue Metals Group Ltd. Sponsored ADR	169,650	1,620
Toray Industries, Inc. ADR	118,489	2,103

		7,667

Real Estate—0.5%
Lendlease Group Sponsored ADR	200,805	2,434

Telecommunication Services—0.5%
Nippon Telegraph & Telephone Corp. ADR	49,495	2,120
TOTAL COMMON STOCKS
(Identified Cost $258,609)		286,324
AFFILIATED MUTUAL FUND—0.8%
Virtus Credit Opportunities Fund Class R6(10)	357,054	3,567
TOTAL AFFILIATED MUTUAL FUND
(Identified Cost $3,569)		3,567
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $432,448)		461,385	(12)
TOTAL INVESTMENTS—98.8% (Identified Cost $432,448)		461,385(1)
Other assets and liabilities, net—1.2%		5,640

NET ASSETS—100.0%		$467,025

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at March 31, 2017, see Note 7 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2017.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities amounted to a value of $56,060 or 12.0% of net assets.
(5)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(6)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(7)	No contractual maturity date.
(8)	Interest payments may be deferred.
(9)	Value shown as par value.
(10)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(11)	Illiquid security.
(12)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(13)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(14)	This loan will settle after March 31, 2017, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(15)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United States	75%
Japan	4
China	3
United Kingdom	3
France	2
Brazil	1
Singapore	1
Other	11
Total	100%

†	% of total investments as of March 31, 2017.

See Notes to Financial Statements

25

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$9,216	$—	$9,216	$—
Corporate Bonds and Notes	88,123	—	87,566	557
Foreign Government Securities	6,021	—	6,021	—
Loan Agreements	7,512	—	7,215	297
Mortgage-Backed Securities	38,189	—	38,189	—
Municipal Bonds	4,365	—	4,365	—
U.S. Government Securities	11,485	—	11,485	—
Equity Securities:
Affiliated Mutual Fund	3,567	3,567	—	—
Common Stocks	286,324	286,324	—	—
Preferred Stocks	6,583	677	5,906	—

Total Investments	$461,385	$290,568	$169,963	$854

There were no transfers between Level 1 and Level 2 related to securities held as of March 31, 2017.

See Notes to Financial Statements

26

VIRTUS STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Total Value	Corporate Bonds and Notes		Loan Agreements
Balance as of March 31, 2016	$694	$—		$694
Accrued discount/(premium)	1	1		— (c)
Realized gain (loss)	1	—	(c)	1
Change in unrealized appreciation/(depreciation)(d)	133	2		131
Purchases	870	579		291
Sales(b)	(572)	(26)		(546)
Transfers into Level 3(a)(e)	1	1		—
Transfers from Level 3(a)(f)	(274)	—		(274)

Balance as of March 31, 2017	854	557		$297

(a)	“Transfers into and/or from” represent the ending value as of March 31, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of March 31, 2017 was $(311).
(e)	The transfers into Level 3 is due to a security default.
(f)	The transfers from Level 3 are due to an increase in trading activities at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements

27

VIRTUS STRATEGIC ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in unaffiliated securities at value(1)	$457,818
Investment in affiliated fund at value(2)	3,567
Cash	4,757
Receivables
Investment securities sold	1,398
Fund shares sold	33
Dividends and interest	1,938
Tax reclaims	21
Prepaid expenses	32
Prepaid trustee retainer	12
Other assets	17

Total assets	469,593

Liabilities
Payables
Fund shares repurchased	841
Investment securities purchased	1,127
Investment advisory fees	217
Distribution and service fees	120
Administration fees	49
Transfer agent fees and expenses	135
Trustees’ fees and expenses	1
Professional fees	32
Trustee deferred compensation plan	17
Other accrued expenses	29

Total liabilities	2,568

Net Assets	$467,025

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$440,970
Accumulated undistributed net investment income (loss)	(129)
Accumulated undistributed net realized gain (loss)	(2,753)
Net unrealized appreciation (depreciation) on investments	28,937

Net Assets	$467,025

Class A
Net asset value (net assets/shares outstanding) per share	$13.17
Maximum offering price per share NAV/(1–5.75%)	$13.97
Shares of beneficial interest outstanding, no par value, unlimited authorization	33,013,926
Net Assets	$434,712
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$13.04
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,478,029
Net Assets	$32,313

(1) Investment in unaffiliated securities at cost	$428,879

(2) Investment in affiliated fund at cost	$3,569

See Notes to Financial Statements

28

VIRTUS STRATEGIC ALLOCATION FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2017

($ reported in thousands)

Investment Income
Dividends	$4,900
Dividends from affiliated fund	150
Interest	7,707
Security lending, net of fees	28
Foreign taxes withheld	(120)

Total investment income	12,665

Expenses
Investment advisory fees	2,666
Service fees, Class A	1,121
Distribution and service fees, Class B	4
Distribution and service fees, Class C	357
Administration fees	636
Transfer agent fees and expenses	688
Registration fees	55
Printing fees and expenses	130
Custodian fees	97
Professional fees	57
Trustees’ fees and expenses	55
Miscellaneous expenses	47

Total expenses	5,913
Less expenses reimbursed and/or waived by investment adviser	(19)
Earnings credit from custodian	(2)
Low balance account fees	(13)
Custody fees reimbursed (Note 10)	(436)

Net expenses	5,443

Net investment income (loss)	7,222

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	34,480
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(9,294)
Net change in unrealized appreciation (depreciation) on affiliated fund	153

Net realized and unrealized gain (loss)	25,339

Net increase (decrease) in net assets resulting from operations	$32,561

See Notes to Financial Statements

29

VIRTUS STRATEGIC ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended March 31, 2017	Year Ended March 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$7,222	$10,818
Net realized gain (loss)	34,480	264
Net change in unrealized appreciation (depreciation)	(9,141)	(47,912)

Increase (decrease) in net assets resulting from operations	32,561	(36,830)

From Distributions to Shareholders
Net investment income, Class A	(6,925)	(8,862)
Net investment income, Class B	(3)	(7)
Net investment income, Class C	(322)	(456)
Net realized short-term gains, Class A	(4,563)	—
Net realized short-term gains, Class B	(4)	—
Net realized short-term gains, Class C	(360)	—
Net realized long-term gains, Class A	(29,407)	(15,612)
Net realized long-term gains, Class B	(23)	(22)
Net realized long-term gains, Class C	(2,326)	(1,441)

Decrease in net assets from distributions to shareholders	(43,933)	(26,400)

From Share Transactions
Sale of shares
Class A (485 and 888 shares, respectively)	6,467	12,687
Class B (—(1) and —(1) shares, respectively)	— (2)	2
Class C (66 and 419 shares, respectively)	874	6,083

Reinvestment of distributions
Class A (3,012 and 1,572 shares, respectively)	38,224	22,775
Class B (2 and 2 shares, respectively)	30	29
Class C (212 and 117 shares, respectively)	2,658	1,694

Conversion of shares(3)
To Class A (21 and — shares, respectively)	279	—
From Class B (21 and — shares, respectively)	(279)	—

Shares repurchased
Class A (4,545 and 4,115 shares, respectively)	(61,067)	(58,177)
Class B (21 and 18 shares, respectively)	(284)	(258)
Class C (694 and 770 shares, respectively)	(9,236)	(10,671)

Increase (decrease) in net assets from share transactions	(22,334)	(25,836)

Net increase (decrease) in net assets	(33,706)	(89,066)

Net Assets
Beginning of period	500,731	589,797

End of period	$467,025	$500,731

Accumulated undistributed net investment income (loss) at end of period	$(129)	$(287)

(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statements for more information.

See Notes to Financial Statements

30

VIRTUS STRATEGIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A
4/1/16 to 3/31/17	$13.55	0.21	0.69	0.90	(0.21)	(1.07)	(1.28)	—		(0.38)	$13.17	7.13	%(6)	$434,712	1.16	%(5)(6)	1.16%	1.46	%(6)	100%
4/1/15 to 3/31/16	15.18	0.29	(1.22)	(0.93)	(0.25)	(0.45)	(0.70)	—	(4)	(1.63)	13.55	(6.37)		461,276	1.12		1.13	2.05		75
4/1/14 to 3/31/15	15.54	0.29	0.33	0.62	(0.30)	(0.68)	(0.98)	—		(0.36)	15.18	4.08		541,818	1.10		1.10	1.89		62
4/1/13 to 3/31/14	15.35	0.30	1.65	1.95	(0.29)	(1.47)	(1.76)	—		0.19	15.54	13.79		570,784	1.10		1.10	1.97		57
4/1/12 to 3/31/13	14.58	0.20	0.78	0.98	(0.21)	—	(0.21)	—		0.77	15.35	6.77		559,955	1.10		1.10	1.39		121
Class C
4/1/16 to 3/31/17	$13.44	0.11	0.68	0.79	(0.12)	(1.07)	(1.19)	—		(0.40)	$13.04	6.33	%(6)	$32,313	1.91	%(5)(6)	1.91%	0.71	%(6)	100%
4/1/15 to 3/31/16	15.06	0.18	(1.21)	(1.03)	(0.14)	(0.45)	(0.59)	—	(4)	(1.62)	13.44	(7.06)		38,913	1.87		1.88	1.31		75
4/1/14 to 3/31/15	15.43	0.17	0.33	0.50	(0.19)	(0.68)	(0.87)	—		(0.37)	15.06	3.29		47,131	1.85		1.85	1.12		62
4/1/13 to 3/31/14	15.26	0.18	1.63	1.81	(0.17)	(1.47)	(1.64)	—		0.17	15.43	12.89		41,713	1.85		1.85	1.22		57
4/1/12 to 3/31/13	14.50	0.09	0.77	0.86	(0.10)	—	(0.10)	—		0.76	15.26	5.95		40,937	1.85		1.85	0.64		121

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in total return calculation.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Amount is less than $0.005 per share.
(5)	Net expense ratios includes extraordinary proxy expenses.
(6)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by 0.09% (Class A) and 0.09% (Class C).

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return by 0.09% (Class A) and 0.09% (Class C).

See Note 10 in Notes to Financial Statements for a further explanation on the custody fees reimbursed.

See Notes to Financial Statements

31

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

Note 1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which the Virtus Strategic Allocation Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined on the Fund’s summary page. There is no guarantee that the Fund will achieve its objectives.

The Fund offers Class A shares and Class C shares. Effective March 6, 2017, all Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares could be purchased by existing shareholders through qualifying transactions.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Prior to March 6, 2017, Class B shares were sold with a CDSC, which declined from 5% to zero depending on the period of time the shares were held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service (12b-1) fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each Class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued

32

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the NYSE, generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally

33

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

34

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to

35

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At March 31, 2017, all loan agreements held by the Fund are assignment loans.

H.	When-issued and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Securities Lending

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. At March 31, 2017, the Fund did not have any securities on loan.

36

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

J.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from custodian” and the interest is reflected under “Interest income” in the Fund’s Statement of Operations for the period, as applicable.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the annual rate: 0.55% of the Fund’s first $1 billion of average daily net assets; 0.50% of the Fund’s $1+ billion through $2 billion of average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $2 billion.

During the period covered by these financial statements, the Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Virtus Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $19. This waiver is included in “Less expenses reimbursed and/or waived by investment adviser” in the Statement of Operations.

B.	Subadvisers

The subadvisers manage the investments of the Fund for which they are paid a fee by the Adviser.

Newfleet Asset Management, LLC, an indirect, wholly owned subsidiary of Virtus, is the subadviser to the Fund’s fixed income portfolio. As of the end of the period, Kayne Anderson Rudnick Investment Management, LLC, an indirect, wholly owned subsidiary of Virtus, is the subadviser to the Fund’s domestic equity portfolio and Duff & Phelps Investment Management Co., an indirect, wholly owned subsidiary of Virtus, is the subadviser to the Fund’s international equity portfolio. Prior to September 7, 2016, Euclid Advisors LLC was the subadviser to the Fund’s equity portfolio.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect, wholly owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended March 31, 2017, it retained net commissions of $106 for Class A shares and CDSC of $— and $(18) for Class A shares and Class C shares, respectively.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; and Class C shares 1.00%.

37

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Trust.

For the period ended March 31, 2017, the Fund incurred administration fees totaling $474 which are included in the Statement of Operations.

For the period ended March 31, 2017, the Fund incurred transfer agent fees totaling $395 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Investments in Affiliates

A summary of total long-term and short-term purchases and sales of the affiliated underlying fund, Virtus Credit Opportunities Fund, during the period ended March 31, 2017, is as follows:

Value, beginning of period	Purchases	Sales	Value, end of period	Dividend Income	Distributions of Realized Gains
$3,414	$—	$—	$3,567	$150	$—

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at March 31, 2017.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended March 31, 2017, were as follows:

Purchases	Sales
$443,661	$490,935

Purchases and sales of long-term U.S. Government and agency securities during the period ended March 31, 2017, were as follows:

Purchases	Sales
$33,001	$32,795

38

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Note 5. Borrowings

($ reported in thousands)

On June 29, 2016, the Fund and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the Agreement. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Fund had no outstanding borrowings at any time during the period ended March 31, 2017.

Note 6. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 7. Federal Income Tax Information

($ reported in thousands)

At March 31, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$433,080	$33,306	$(5,001)	$28,305

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed ordinary income and undistributed long-term capital gains of $17 and $8, respectively.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2017, the Fund deferred capital loss and recognized qualified late year ordinary losses of $2,256 and $205, respectively.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, losses deferred due to wash sales and other differences.

39

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The tax character of dividends and distributions paid during the period ended March 31, 2017, and 2016 was as follows:

	2017	2016
Ordinary Income	$12,177	$9,325
Long-Term Capital Gains	31,756	17,075

Total	$43,933	$26,400

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAV of the Fund. As of March 31, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1)	$186	$(185)

Note 8. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity; the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At March 31, 2017, the Fund’s aggregate value of illiquid securities was $557 or 0.1% of the Fund’s net assets. These securities have been identified on the Schedule of Investments.

At March 31, 2017, the Fund did not hold any securities that were both illiquid and restricted.

40

VIRTUS STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2017

Note 9. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 10. Custody Fees Reimbursed

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amount reimbursed, including interest, is shown in the Statement of Operations under “Custody fees reimbursed.”

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. New Accounting Pronouncements

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

41

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Equity Trust and Shareholders of

Virtus Strategic Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Strategic Allocation Fund (a fund of Virtus Equity Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers, and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2017

42

VIRTUS STRATEGIC ALLOCATION FUND

TAX INFORMATION NOTICE (Unaudited)

MARCH 31, 2017

For the fiscal year ended March 31, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
39%	27%	$31,086

43

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust, including Virtus Strategic Allocation Fund (formerly known as Virtus Balanced Fund) (the “Fund”). At in-person meetings held on November 2, 2016 and November 16-17, 2016 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and each of the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objective(s); (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the Meetings information from VIA and each Subadviser, including completed questionnaires concerning a number of topics, including such company’s

44

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VIA is responsible for the management of the Fund’s investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator, transfer agent and distributor to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

45

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board evaluated the Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of the Fund for the period ended June 30, 2016.

The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1- 3-, 5- and 10- year periods.

The Board considered that the Fund had recently replaced one of the Subadvisers, so that the performance shown included that of the prior subadviser, as well as management’s discussion about the reasons for the Fund’s underperformance. After reviewing these and related factors, the Board concluded that the Fund’s overall performance, or reasons discussed for underperformance, were satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

46

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

The Board considered that the Fund’s net management fee was higher than the median of the Expense Group, while the Fund’s net total expenses were below the median of the Expense Group.

The Board concluded that the advisory and subadvisory fees, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Fund and other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that the management fee for the Fund included breakpoints based on assets under management. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no change to the advisory fee structure of the Fund was necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the portion of the Fund managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it

47

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

for performing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the applicable Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to the Fund.

48

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Equity Trust, 101 Munson Street, Greenfield, MA 01301. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 63 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 67 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 63 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Mallin, John R. YOB: 1950 Served Since: 2016 63 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 63 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (50 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Served Since: 1996 72 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (50 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 67 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (50 portfolios).

49

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Served Since: 1996 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (50 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 1996 63 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (50 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2006 63 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (50 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 69 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (50 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

50

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2013); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

51

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

52

Virtus Strategic Allocation Fund

a series of Virtus Equity Trust

Supplement dated March 24, 2017 to the Summary Prospectus and the Virtus Equity Trust

Statutory Prospectus, each dated July 29, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective April 30, 2017, Christopher Kelleher will retire from Newfleet and will no longer be a portfolio manager for the Virtus Strategic Allocation Fund, and Stephen H. Hooker will be added as a portfolio manager to the fund. The resulting disclosure changes to the fund’s prospectuses that will be effective on April 30, 2017 are described below.

The disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of fund’s statutory prospectus will be replaced in its entirety with the following:

>	David L. Albrycht, CFA, President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since 2012.

>	Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps. Mr. Brimberg has served as a Portfolio Manager of the fund since 2012.

>	Doug Foreman, CFA, Chief Investment Officer at Kayne Anderson Rudnick. Mr. Foreman has served as a Portfolio Manager of the fund since September 2016.

>	Stephen H, Hooker, CFA, Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the fund since April 2017.

The row for the fund in the table under “Newfleet” on page 72 of the fund’s statutory prospectus will be replaced with the following:

Virtus Strategic Allocation Fund (fixed income portion only)	David L. Albrycht, CFA (since 2012) Stephen H. Hooker, CFA (since April 2017)

The narrative under the referenced table with respect to the portfolio managers of the fund will be replaced in its entirety with the following:

David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet (since June 2011). Until June 2011, he was executive managing director (2008 to 2011) and vice president (2005 to 2008), fixed income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates beginning in 1991.

Stephen H. Hooker, CFA. Mr. Hooker is a Managing Director Portfolio Manager at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019/StratAllocation PMs (3/2017)

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Website Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com.

8013	05-17

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended March 31, 2016 and March 31, 2017 are $256,371 and $261,865, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended March 31, 2016 and March 31, 2017 are $16,982 and $11,813, respectively. Such audit-related fees include out of pocket expenses, and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended March 31, 2016 and March 31, 2017 are $48,100 and $55,600, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended March 31, 2016 and March 31, 2017 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Equity Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended March 31, 2016 and March 31, 2017 are $650,265 and $482,558, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Equity Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	June 9, 2017

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	June 9, 2017

* Print the name and title of each signing officer under his or her signature.